SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 7
                                    FORM S-6

                               FILE NO. 333-42257
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2 (811-05213)

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C.       Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D.       Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                     IDS Life Insurance Company of New York
                           50607 AXP Financial Center
                          Minneapolis, Minnesota 55474

 It is proposed that this filing will become effective, (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [X]  on December 9, 2002 pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F.       Approximate date of proposed public offering: not applicable.

Note: The prospectus filed electronically herewith is not intended to supersede the prospectus filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-42257, filed on or about April 29, 2002.

IDS Life of New York

Succession
Select(SM)
Variable Life Insurance

Issued by:
IDS Life Insurance Company of New York

Prospectus


Dec. 9, 2002


A FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

IDS Life of New York Account 8

Issued and sold by:  IDS Life Insurance Company of New York
                     (IDS Life of New York)
                     20 Madison Avenue Extension
                     Albany, NY 12203
                     Telephone: (800) 541-2251
                     Web site address: americanexpress.com

This prospectus contains information about the life insurance policy that you should know before investing. Prospectuses are also available for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

Variable life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable life insurance policy's features, benefits, risks and fees, and whether variable life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this policy is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this policy involves investment risk including possible loss of principal.

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1  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Table of Contents


The Policy in Brief.......................................3
Loads, Fees and Charges...................................4
      Fund Expenses.......................................5
      Premium Expense Charge..............................8
      Monthly Deduction...................................8
      Surrender Charge....................................9
      Partial Surrender Fee..............................12
      Mortality and Expense Risk Charge..................12
      Transfer Charge....................................12
      Other Information on Charges.......................12
Policy Value Credits.....................................12
Purchasing Your Policy...................................12
      Application........................................12
      Right to Examine Policy............................13
      Premiums...........................................13
Keeping the Policy in Force..............................13
      Death Benefit Guarantee to Age 100.................14
      Minimum Initial Premium Period.....................14
      Grace Period.......................................14
      Reinstatement......................................14
The Variable Account.....................................15
The Funds................................................16
      Fund Objectives....................................23
      Relationship Between Funds and Subaccounts.........23
Rates of Return of the Funds and Subaccounts.............24
The Fixed Account........................................33
Policy Value.............................................33
      Fixed Account Value................................33
      Subaccount Values..................................33
Proceeds Payable upon Death..............................35
      Change in Death Benefit Option.....................36
      Changes in Specified Amount........................36
      Misstatement of Age or Sex.........................37
      Suicide............................................37
      Beneficiary........................................37
Transfers Between the Fixed Account and Subaccounts......37
      Fixed Account Transfer Policies....................37
      Minimum Transfer Amounts...........................38
      Maximum Transfer Amounts...........................38
      Maximum Number of Transfers Per Year...............38
      Two Ways to Request a Transfer, Loan or Surrender..38
      Automated Transfers................................39
      Automated Dollar-Cost Averaging....................39
      Asset Rebalancing..................................40
Policy Loans.............................................40
Policy Surrenders........................................41
      Total Surrenders...................................41
      Partial Surrenders ................................41
      Allocation of Partial Surrenders...................41
      Effects of Partial Surrenders......................41
      Taxes..............................................41
      Exchange Right.....................................41
Optional Insurance Benefits..............................42
      Four-Year Term Insurance Rider.....................42
      Policy Split Option Rider..........................42
      Survivor Term Insurance Rider......................42
Payment of Policy Proceeds...............................42
Federal Taxes............................................44
      IDS Life of New York's Tax Status..................44
      Taxation of Policy Proceeds........................44
      Modified Endowment Contracts.......................45
      Other Tax Considerations...........................45
IDS Life of New York.....................................46
      Ownership..........................................46
      State Regulation ..................................46
      Distribution of the Policy.........................46
      Legal Proceedings..................................46
      Experts ...........................................47
Management of IDS Life of New York.......................47
      Directors..........................................47
      Officers Other than Directors......................48
Other Information........................................48
      Substitution of Investments........................48
      Voting Rights......................................48
      Reports............................................49
      Rating Agencies....................................49
Policy Illustrations.....................................49
      Understanding the Illustrations....................49
      Effect of Expenses and Charges.....................49
Key Terms................................................55
Annual Financial Information.............................57


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2  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

The Policy in Brief

Loads, Fees and Charges: You pay the following charges, either directly (such as deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks.

o Fund expenses -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 5)

o Premium expense charge -- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 8)

o Monthly deduction -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 8)

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. It is based on the initial specified amount. (p. 9)

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p.
   12)

o Mortality and expense risk charge -- applies only to the subaccounts; equals, on an annual basis, up to 0.9% of the average daily net asset value of the subaccounts. (p. 12)

Policy value credits: If you have met certain premium requirements, we will periodically apply a credit to your policy value as early as policy year two while the policy is in force. (p. 12)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) are insurable according to our underwriting rules before we can accept your application. (p. 12)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 13)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age
100. We may refuse premiums in order to comply with the Code. (p. 13)

DBG-100: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements. (p. 14)

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 14)


Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither the death benefit guarantee nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. 15)


Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. (p. 15)

Purpose: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

   The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 15)


   The  fixed  account,   which  earns  interest  at  rates  that  are  adjusted
   periodically by IDS Life of New York. This rate will never be lower than 4%. (p. 33)


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3  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Proceeds payable upon death: Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

The proceeds payable upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100 will be the greater of:

o the policy value on the date of the last surviving insured's death minus any indebtedness on the date of the last surviving insured's death; or


o the policy value at the youngest insured's attained insurance age 100 minus any indebtedness on the date of the last surviving insured's death. (p. 35)

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 37)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 40)

Policy surrenders: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 41)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. 41)

Optional insurance benefits -- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 42)

Payment of policy proceeds: We will pay policy proceeds when you surrender the policy or the last surviving insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 42)


Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds received through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 43)

Loads, Fees and Charges

Policy charges compensate IDS Life of New York for:

o  providing the insurance benefits of the policy;

o  issuing the policy;

o  administering the policy;

o  assuming certain risks in connection with the policy; and

o  distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

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4  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.


Annual  operating  expenses  of the funds  (after  fee  waivers  and/or  expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                        Management       12b-1          Other
                                                                           fees          fees         expenses         Total
AXP(R) Variable Portfolio -
      Blue Chip Advantage Fund                                             .53%           .13%          .13%          .79%(1)
      Bond Fund                                                            .60            .13           .07           .80(1)
      Capital Resource Fund                                                .62            .13           .05           .80(1)
      Cash Management Fund                                                 .51            .13           .05           .69(1)
      Diversified Equity Income Fund                                       .56            .13           .18           .87(1)
      Emerging Markets Fund                                               1.18            .13           .44          1.75(2)
      Equity Select Fund                                                   .69            .13           .28          1.10(2)
      Extra Income Fund                                                    .62            .13           .08           .83(1)
      Federal Income Fund                                                  .61            .13           .09           .83(1)
      Global Bond Fund                                                     .84            .13           .11          1.08(1)
      Growth Fund                                                          .56            .13           .12           .81(1)
      International Fund                                                   .84            .13           .10          1.07(1)
      Managed Fund                                                         .60            .13           .04           .77(1)
      New Dimensions Fund(R)                                               .61            .13           .05           .79(1)
      Partners Small Cap Value Fund                                       1.03            .13           .32          1.48(1)
      S&P 500 Index Fund                                                   .29            .13           .08           .50(2)
      Small Cap Advantage Fund                                             .73            .13           .25          1.11(1)
      Stock Fund                                                           .56            .13           .41          1.10(2)
      Strategy Aggressive Fund                                             .62            .13           .06           .81(1)
AIM V.I.
      Capital Appreciation Fund, Series II Shares                          .61            .25           .23          1.09(3)
      Capital Development Fund, Series II Shares                           .75            .25           .43          1.43(3)
Alliance VP
      AllianceBernstein International Value Portfolio (Class B)             --            .25           .95          1.20(4)
      Growth and Income Portfolio (Class B)                                .63            .25           .04           .92(5)
American Century(R) Variable Portfolios, Inc.
      VP International, Class II                                          1.19            .25            --          1.44(6),(7)
      VP Value, Class II                                                   .86            .25            --          1.11(6),(8)
Calvert Variable Series, Inc.
      Social Balanced Portfolio                                            .70             --           .17           .87(9)
Evergreen VA
      Capital Growth Fund-- Class 2                                        .80            .25           .08          1.13(10)
Fidelity(R) VIP
      Growth & Income Portfolio Service Class 2                            .48            .25           .11           .84(11)
      Mid Cap Portfolio Service Class 2                                    .58            .25           .11           .94(11)
      Overseas Portfolio Service Class 2                                   .73            .25           .20          1.18(11)
FTVIPT
      Franklin Real Estate Fund - Class 2                                  .56            .25           .03           .84(12),(13)
      Franklin Small Cap Value Securities Fund - Class 2                   .57            .25           .20          1.02(13),(14)
      Mutual Shares Securities Fund - Class 2                              .60            .25           .19          1.04(13)


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5  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Annual  operating  expenses  of the funds  (after  fee  waivers  and/or  expense reimbursements,  if  applicable,  as a percentage  of average  daily net assets)
(continued)
                                                                    Management       12b-1          Other
                                                                       fees          fees         expenses         Total
Goldman Sachs VIT
      CORE(SM) U.S. Equity Fund                                         .70%            --%          .11%          .81%(15)
      Mid Cap Value Fund                                                .80             --           .13           .93(15)
INVESCO VIF
      Dynamics Fund                                                     .75             --           .33          1.08(16)
      Financial Services Fund                                           .75             --           .32          1.07(16)
      Technology Fund                                                   .75             --           .32          1.07(16)
      Telecommunications Fund                                           .75             --           .34          1.09(16)
Janus Aspen Series
      Global Technology Portfolio: Service Shares                       .65            .25           .05           .95(17)
      International Growth Portfolio: Service Shares                    .65            .25           .06           .96(17)
Lazard Retirement Series
      International Equity Portfolio                                    .75            .25           .25          1.25(18)
MFS(R)
      Investors Growth Stock Series - Service Class                     .75            .25           .17          1.17(19),(20)
      New Discovery Series - Service Class                              .90            .25           .16          1.31(19),(20),(21)
      Utilities Series - Service Class                                  .75            .25           .18          1.18(19),(20)
Pioneer VCT
      Pioneer Equity Income VCT Portfolio - Class II Shares             .65            .25           .12          1.02(5)
      Pioneer Europe VCT Portfolio - Class II Shares                    .51            .25          2.46          3.22(22)
Putnam Variable Trust
      Putnam VT Health Sciences Fund - Class IB Shares                  .70            .25           .09          1.04(23)
      Putnam VT International Growth Fund - Class IB Shares             .76            .25           .18          1.19(23)
      Putnam VT Vista Fund - Class IB Shares                            .61            .25           .06           .92(23)
Strong Funds
      Strong Opportunity Fund II - Advisor Class                        .75            .25           .54          1.54(24)
Wanger
      International Small Cap                                          1.24          --              .19          1.43(25)
      U.S. Smaller Companies                                            .94          --              .05           .99(25)
Wells Fargo VT
      Asset Allocation Fund                                             .49            .25           .26          1.00(26)
      International Equity Fund                                       --               .25           .75          1.00(26)
      Small Cap Growth Fund                                             .63            .25           .32          1.20(26)

  (1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2002.

  (2) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2002. Without fee waivers and expense reimbursements "Other expenses" and "Total" would be 1.05% and 2.36% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.57% and 1.39% for AXP(R) Variable Portfolio - Equity Select Fund, 0.40% and 0.82% for AXP(R) Variable Portfolio - S&P 500 Index Fund, and 1.75% and 2.44% for AXP(R) Variable Portfolio - Stock Fund.

  (3) The fund's expense figures are for the year ended Dec. 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

  (4) From 5/1/01 through 4/30/02, Fund was capped at 1.20%. From 5/1/02 on, Fund will be capped at 1.45%. Absent such waiver, "Management fees," "Other expenses," and "Total" would be 1.00%, 8.06% and 9.31%.

  (5) "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001.

  (6)  Annualized operating expenses of funds at Dec. 31, 2001.

  (7) Aug. 15, 2001 (commencement of sale) through Dec. 31, 2001. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.

  (8) Aug. 15, 2001 (commencement of sale) through Dec. 31, 2001. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.


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6  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

  (9) Management fees include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. "Other expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.

 (10) The Total ratio of expenses to average net assets excludes expense reductions but includes fee waivers. From time to time, the Fund's investment advisory may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisory may cease these waivers or reimbursements at any time. Without 12b-1 fee waivers, "Other Expenses" and "Total" were 0.24% and 1.29% for Evergreen VA Capital Growth Fund, Class L Shares.

 (11) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.

 (12) The Fund administration fee is paid indirectly through the management fee.

 (13) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

 (14) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent fee waivers and/or reimbursements. "Management Fees" and "Total" would have been 0.60% and 1.05% for Franklin Small Cap Value Securities Fund - Class 2.

 (15) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.70%, 0.12%, and 0.82% for CORE(SM) U.S. Equity Fund, and 0.80%, 0.14% and 0.94% for Mid Cap Value Fund. CORE(SM) U.S. Equity and Mid Cap Value Funds were under their respective expense caps of 0.20% and 0.25% in 2001. CORE(SM) is a service mark of Goldman, Sachs & Co.

 (16) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

 (17) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2001. For Global Technology Portfolio, all expenses are shown without the effect of expense offset arrangements.

 (18) Total annual expenses for the Lazard International Equity Portfolio have been reimbursed through Dec. 31, 2001 to the extent that they exceed in any fiscal year 1.25% of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursements, "Other expenses" and "Total" expenses for the year ended Dec. 31, 2001 would have been 0.94% and 1.94% for International Equity Portfolio.

 (19) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

 (20) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.15% for Investors Growth Stock Series, 1.30% for New Discovery Series and 1.17% for Utilities Series.

 (21) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.19% and 1.34% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

 (22) The Portfolio's expense figures are based on actual expenses for the fiscal year ending Dec. 31, 2001 after management fee waiver and expense reimbursements. Absent this arrangement, "Management fees," "Other expenses" and "Total" would be 1.00%, 3.32% and 4.57% for Pioneer Europe VCT Portfolio.

 (23) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.

 (24) The fund has adopted a Rule 12b-1 distribution plan for the Advisor Class shares. Under the distribution plan, the fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Advisor Class shares. Shareholder approval is required to increase the distribution fee from 0.25% to 1.00%. The 12b-1 payments may be made for distribution-related services and other services that are primarily intended to result in the sale of Advisor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Advisor Class shares of the fund and may cost more than other types of sales charges. The fund's distributor has voluntarily agreed to waive a portion of the fees. Absent this waiver, "Total" expenses would be 1.55%.

 (25) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001. Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

 (26) Amounts are based on estimated expenses for 2002. The advisor has contractually undertaken to waive its fee and to reimburse the funds for certain expenses. Without such an arrangement the "Management fees," and "Total" would be 0.55% and 1.06% for Wells Fargo VT Asset Allocation Fund, 0.75% and 3.40% for Wells Fargo VT International Equity Fund and 0.75% and 1.32% for Wells Fargo VT Small Cap Growth Fund.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.

--------------------------------------------------------------------------------
7  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3.5% of each premium payment. It partially compensates IDS Life of New York for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. It also compensates IDS Life of New York for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the administrative charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which the monthly deduction is to be taken; or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-100 or the minimum initial premium period is in effect. (See "Death Benefit Guarantee to Age 100," "Minimum Initial Premium Period;" also "Grace Period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of insurance: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as: [a x (b - c)]

where:

(a) is the monthly cost of insurance rate based on each insured's insurance age, duration of coverage, sex and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker, Male or Female, Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%);

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, the administrative charge, and any charges for optional riders;

2. Policy fee: $20 per month for the first ten policy years. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. IDS Life of New York does not expect to make any profit on this charge. We reserve the right to change the charge in the future, but guarantee that it will never exceed $20 per month in the first ten policy years and $7.50 per month thereafter.

3. Administrative charge: The monthly charge varies depending on the youngest insured's insurance age. For insurance ages 15-39, the rate is $0.04 per $1,000 of the policy's initial specified amount, for insurance ages 40-59, the rate is $0.05 and for insurance ages 60 and over, the rate is $0.06. This charge reimburses IDS Life of New York for expenses of issuing the policy and partially compensates IDS Life of New York for expenses of distributing and administration of the policy. We reserve the right to change the charge in the future, but guarantee that it will never exceed $0.07 per $1,000 of the policy's initial specified amount for the first ten years and $.02 per $1,000 of the policy's initial specified amount thereafter.

4. Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. (See "Optional Insurance Benefits.")

--------------------------------------------------------------------------------
8  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

SURRENDER CHARGE


If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge.

The surrender charge reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insureds' insurance ages, risk classifications and initial specified amount. The maximum surrender charge will remain level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

The following example illustrates how we calculate the maximum surrender charge for two insureds: male, insurance age 65 qualifying for nonsmoker rates and female, insurance age 60, qualifying for standard rates. We assume the specified amount to be $1,000,000.

         Lapse or surrender
        at beginning of year          Surrender charge

               1                         $22,220.91
               2                          22,220.91
               3                          22,220.91
               4                          22,220.91
               5                          22,220.91
               6                          22,220.91
               7                          19,998.82
               8                          17,776.73
               9                          15,554.64
              10                          13,332.55
              11                          11,110.46
              12                           8,888.36
              13                           6,666.27
              14                           4,444.18
              15                           2,222.09
              16                                  0



From the beginning of year six to the end of year 15, the amounts shown decrease on a monthly basis.


The maximum surrender charge is the number of thousands of dollars of initial specified amount multiplied by a rate based on the youngest insured's issue age multiplied by a rate based on the oldest insured's issue age. Both rates are based on risk classifications of the insureds (i.e., standard or nonsmoker). In the example above, the initial specified amount is $1,000,000 and the insureds are male, insurance age 65, qualifying for nonsmoker rates and a female, insurance age 60, qualifying for standard rates, the youngest insured's rate is $28.4628 and the oldest insured's rate is $0.7807. The maximum surrender charge is $1,000 multiplied by $28.4628 multiplied by $0.7807 which equals $22,220.91. As another example, where the initial specified amount of $2,500,000 and the insureds are male, insurance age 70, qualifying for preferred nonsmoker rates and female, insurance age 75, qualifying for standard rates, the youngest insured's rate is $47.2492 and the oldest insured's rate is $0.6308. The maximum surrender charge is $2,500 multiplied by $0.6308 multiplied by $47.2492 which equals $74,511.99.


--------------------------------------------------------------------------------
9  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Maximum Surrender Charges (Rate Tables)

          RATE BASED on the YOUNGEST INSURED'S ISSUE AGE                  RATE BASED on the OLDEST INSURED'S ISSUE AGE
          ----------------------------------------------                  --------------------------------------------
             Nonsmoker/     Nonsmoker/     Standard/                           Nonsmoker/     Nonsmoker/     Standard/
Age           nonsmoker      standard      standard                  Age        nonsmoker      standard      standard
15           $  4.6778     $  4.7457      $  4.8304                  15           $0.9816        $0.9797     $0.9770
16              4.7292        4.8001         4.8885                  16            0.9808         0.9788      0.9760
17              4.7830        4.8569         4.9492                  17            0.9800         0.9779      0.9750
18              4.8392        4.9163         5.0126                  18            0.9792         0.9770      0.9740
19              4.8979        4.9783         5.0789                  19            0.9783         0.9760      0.9729
20              4.9592        5.0432         5.1482                  20            0.9774         0.9750      0.9717
21              5.0234        5.1111         5.2208                  21            0.9764         0.9740      0.9705
22              5.0906        5.1821         5.2967                  22            0.9754         0.9728      0.9692
23              5.1609        5.2564         5.3762                  23            0.9743         0.9717      0.9679
24              5.2345        5.3342         5.4594                  24            0.9732         0.9704      0.9665
25              5.3116        5.4158         5.5466                  25            0.9720         0.9691      0.9650
26              5.3923        5.5012         5.6380                  26            0.9708         0.9678      0.9634
27              5.4824        5.5963         5.7396                  27            0.9695         0.9664      0.9618
28              5.5879        5.7073         5.8577                  28            0.9682         0.9649      0.9601
29              5.7267        5.8526         6.0112                  29            0.9668         0.9633      0.9583
30              5.8613        5.9938         6.1608                  30            0.9653         0.9616      0.9563
31              6.0801        6.2214         6.3995                  31            0.9637         0.9599      0.9543
32              6.3193        6.4702         6.6605                  32            0.9621         0.9581      0.9522
33              6.5744        6.7356         6.9391                  33            0.9603         0.9561      0.9500
34              6.8674        7.0403         7.2587                  34            0.9585         0.9541      0.9477
35              7.1882        7.3739         7.6086                  35            0.9566         0.9520      0.9452
36              7.5396        7.7394         7.9921                  36            0.9546         0.9497      0.9426
37              7.9249        8.1402         8.4127                  37            0.9525         0.9474      0.9399
38              8.3560        8.5885         8.8829                  38            0.9502         0.9449      0.9371
39              8.8207        9.0720         9.3901                  39            0.9479         0.9423      0.9341
40              9.3133        9.5847         9.9280                  40            0.9454         0.9395      0.9309
41              9.8358       10.1284        10.4988                  41            0.9428         0.9366      0.9276
42             10.3902       10.7057        11.1046                  42            0.9400         0.9335      0.9241
43             10.9792       11.3189        11.7482                  43            0.9371         0.9303      0.9205
44             11.6055       11.9711        12.4327                  44            0.9340         0.9269      0.9166
45             12.2720       12.6653        13.1611                  45            0.9308         0.9233      0.9126
46             12.9821       13.4048        13.9371                  46            0.9273         0.9196      0.9083
47             13.7256       14.1793        14.7497                  47            0.9237         0.9156      0.9038
48             14.5040       14.9904        15.6007                  48            0.9198         0.9114      0.8991
49             15.3038       15.8239        16.4752                  49            0.9158         0.9070      0.8942
50             16.1402       16.6954        17.3894                  50            0.9115         0.9023      0.8891
51             17.0146       17.6066        18.3449                  51            0.9070         0.8974      0.8837
52             17.9469       18.5778        19.3628                  52            0.9022         0.8922      0.8781

--------------------------------------------------------------------------------
10  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Maximum Surrender Charges (Rate Tables) (continued)
          RATE BASED on the YOUNGEST INSURED'S ISSUE AGE                  RATE BASED on the OLDEST INSURED'S ISSUE AGE
          ----------------------------------------------                  --------------------------------------------
             Nonsmoker/     Nonsmoker/     Standard/                           Nonsmoker/     Nonsmoker/     Standard/
Age           nonsmoker      standard      standard                  Age        nonsmoker      standard      standard
53            $18.9415      $19.6136       $20.4477                  53           $0.8971        $0.8868     $0.8722
54             19.9840       20.6988        21.5834                  54            0.8918         0.8811      0.8660
55             21.0979       21.8579        22.7956                  55            0.8861         0.8750      0.8596
56             22.2455       23.0515        24.0430                  56            0.8801         0.8687      0.8529
57             23.4267       24.2798        25.3259                  57            0.8738         0.8621      0.8459
58             24.6914       25.5946        26.6986                  58            0.8671         0.8551      0.8386
59             26.0222       26.9779        28.1423                  59            0.8601         0.8478      0.8311
60             27.4507       28.4628        29.6919                  60            0.8528         0.8403      0.8234
61             28.9280       29.9981        31.2937                  61            0.8450         0.8324      0.8155
62             30.5149       31.6465        33.0121                  62            0.8369         0.8242      0.8074
63             32.1876       33.3824        34.8194                  63            0.8285         0.8133      0.7990
64             33.9839       35.2441        36.7541                  64            0.8196         0.7963      0.7904
65             35.8430       37.1678        38.7490                  65            0.8055         0.7807      0.7815
66             37.7662       39.1545        40.8047                  66            0.7917         0.7662      0.7721
67             39.8371       41.2908        43.0113                  67            0.7775         0.7515      0.7553
68             42.0739       43.5963        45.3902                  68            0.7628         0.7364      0.7383
69             44.4973       46.0924        47.0307                  69            0.7477         0.7211      0.7213
70             47.1281       47.2492        47.2492                  70            0.7322         0.7051      0.6704
71             47.4374       47.4374        47.4374                  71            0.7157         0.6891      0.6549
72             47.5870       47.5870        47.5870                  72            0.6995         0.6737      0.6406
73             47.7187       47.7187        47.7187                  73            0.6832         0.6588      0.6271
74             47.8265       47.8265        47.8265                  74            0.6672         0.6442      0.6144
75             47.8863       47.8863        47.8863                  75            0.6521         0.6308      0.6031
76             47.8863       47.8863        47.8863                  76            0.6385         0.6193      0.5942
77             47.8863       47.8863        47.8863                  77            0.6267         0.6101      0.5885
78             47.8863       47.8863        47.8863                  78            0.6182         0.6047      0.5874
79             47.8863       47.8863        47.8863                  79            0.6146         0.6031      0.5863
80             47.8863       47.8863        47.8863                  80            0.6136         0.6015      0.5853
81             47.8863       47.8863        47.8863                  81            0.6126         0.5999      0.5843
82             47.8863       47.8863        47.8863                  82            0.6116         0.5983      0.5832
83             47.8863       47.8863        47.8863                  83            0.6106         0.5967      0.5822
84             47.8863       47.8863        47.8863                  84            0.6096         0.5951      0.5812
85             47.8863       47.8863        47.8863                  85            0.6087         0.5935      0.5801
86             47.8863       47.8863        47.8863                  86            0.5975         0.5919      0.5791
87             47.8863       47.8863        47.8863                  87            0.5831         0.5903      0.5781
88             47.8863       47.8863        47.8863                  88            0.5514         0.5586      0.5664
89             47.8863       47.8863        47.8863                  89            0.5016         0.5075      0.5138
90             47.8863       47.8863        47.8863                  90            0.4359         0.4400      0.4443


--------------------------------------------------------------------------------
11  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first ten policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life of New York for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life of New York will make up any further deficit from its general assets.

TRANSFER CHARGE

We reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone per policy year, we reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OTHER INFORMATION ON CHARGES

IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

Policy Value Credits

If you have met certain premium requirements, we will periodically apply a credit to your policy value as early as policy year 2 while the policy is in force.

The policy value credit will be applied, as long as:

o  the sum of premiums paid, minus

o  partial surrenders, minus

o  outstanding indebtedness, equals or exceeds

o  $500,000

Currently, the policy credit percent is 0.15%. We reserve the right to calculate and apply the policy value credit on a quarterly or monthly basis as well as lower the policy credit percent down to 0% at any time.

The policy value credit amount shall be applied to the policy value on a pro rata basis.

Purchasing Your Policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

o  select a specified amount of insurance;

o  select a death benefit option;

o  designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. Your application may be declined if we determine the individual is not insurable and we will return any premiums you have paid.

Age limit: In addition, IDS Life of New York generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

--------------------------------------------------------------------------------
12  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Other conditions: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

Incontestability: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of both insureds for two years from the policy date, IDS Life of New York cannot contest the truth of statements or representations in your application.

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York or your financial advisor, with a written request for cancellation:

o    by the 20th day after you receive it.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the early policy years until the policy value is sufficient to cover the surrender charge, IDS Life of New York requires that you pay the minimum initial premiums.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval. We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the minimum initial premium period remain in effect.

Premium limitations: You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums: Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.

Keeping the Policy in Force

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a  guarantee  that the policy will remain in force until the
youngest   insured's   attained  insurance  age  100  regardless  of  investment
performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

--------------------------------------------------------------------------------
13  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

DEATH BENEFIT GUARANTEE TO AGE 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

o  the sum of premiums paid; minus

o  partial surrenders; minus

o  outstanding indebtedness; equals or exceeds

o  the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is five years.

GRACE PERIOD

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. We will add balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

o  a written request;

o evidence satisfactory to IDS Life of New York that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;

o payment of a premium that will keep the policy in force for at least three months;

o payment of the monthly deductions that were not collected during the grace period; and

o  payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

--------------------------------------------------------------------------------
14  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

The Variable Account

The variable account was established as a separate account of IDS Life of New York pursuant to resolution of the board of directors of IDS Life of New York adopted on September 12, 1985. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

--------------------------------------------------------------------------------
15  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

The Funds

You can direct your premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:


----------------- ------------------------ ------------------------------------------------ -----------------------------
Subaccount        Investing In             Investment Objectives and Policies               Investment Adviser or
                                                                                            Manager
----------------- ------------------------ ------------------------------------------------ -----------------------------
YBC               AXP(R)Variable           Objective: long-term total return exceeding      IDS Life, investment
                  Portfolio -  Blue Chip   that of the U.S. stock market. Invests           manager; AEFC, investment
                  Advantage Fund           primarily in blue chip stocks. Blue chip         adviser.
                                           stocks are issued by companies with a
                                           market  capitalization of at least $1
                                           billion, an established management, a
                                           history of consistent  earnings and a
                                           leading    position    within   their
                                           respective industries.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YBD               AXP(R)Variable           Objective: high level of current income while    IDS Life, investment
                  Portfolio - Bond Fund    conserving the value of the investment and       manager;  AEFC, investment
                                           continuing a high level of income for the        adviser.
                                           longest time period. Invests primarily in
                                           bonds and other debt obligations.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YCR               AXP(R)Variable           Objective: capital appreciation. Invests         IDS Life, investment
                  Portfolio - Capital      primarily in U.S. common stocks and other        manager;  AEFC, investment
                  Resource Fund            securities convertible into common stocks.       adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YCM               AXP(R)Variable           Objective: maximum current income consistent     IDS Life, investment
                  Portfolio -  Cash        with liquidity and stability of principal.       manager;  AEFC, investment
                  Management Fund          Invests primarily in money market securities.    adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YDE               AXP(R)Variable           Objective: a high level of current income and,   IDS Life, investment
                  Portfolio -              as a secondary goal, steady growth of capital.   manager;  AEFC, investment
                  Diversified Equity       Invests primarily in dividend-paying common      adviser.
                  Income Fund              and preferred stocks.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YEM               AXP(R)Variable           Objective: long-term capital growth. Invests     IDS Life, investment
                  Portfolio - Emerging     primarily in equity securities of companies in   manager; AEFC, investment
                  Markets Fund             emerging market countries.                       adviser; American Express
                                                                                            Asset Management
                                                                                            International, Inc.,  a
                                                                                            wholly-owned subsidiary of
                                                                                            AEFC, is the sub-adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YES               AXP(R)Variable           Objective: growth of capital. Invests            IDS Life, investment
                  Portfolio - Equity       primarily in equity securities of medium-sized   manager; AEFC, investment
                  Select Fund              companies.                                       adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YEX               AXP(R)Variable           Objective: high current income, with capital     IDS Life, investment
                  Portfolio - Extra        growth as a secondary objective. Invests         manager; AEFC, investment
                  Income Fund              primarily in high-yielding, high-risk            adviser.
                                           corporate bonds (junk bonds) issued by U.S.
                                           and foreign companies and governments.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YFI               AXP(R)Variable           Objective: a high level of current income and    IDS Life, investment
                  Portfolio - Federal      safety of principal consistent with an           manager; AEFC, investment
                  Income Fund              investment in U.S. government and government     adviser.
                                           agency securities. Invests primarily in debt
                                           obligations issued or guaranteed as to
                                           principal and interest by the U.S. government,
                                           its agencies or instrumentalities.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YGB               AXP(R)Variable           Objective: high total return through income      IDS Life, investment
                  Portfolio - Global       and growth of capital. Non-diversified fund      manager; AEFC, investment
                  Bond Fund                that invests primarily in debt obligations of    adviser.
                                           U.S. and foreign issuers.
----------------- ------------------------ ------------------------------------------------ -----------------------------


--------------------------------------------------------------------------------
16  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

----------------- ------------------------ ------------------------------------------------ -----------------------------
Subaccount        Investing In             Investment Objectives and Policies               Investment Adviser or
                                                                                            Manager
----------------- ------------------------ ------------------------------------------------ -----------------------------
YGR               AXP(R)Variable           Objective: long-term capital growth. Invests     IDS Life, investment
                  Portfolio - Growth Fund  primarily in common stocks and securities        manager; AEFC, investment
                                           convertible into common stocks that appear to    adviser.
                                           offer growth opportunities.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YIE               AXP(R)Variable           Objective: capital appreciation. Invests         IDS Life, investment
                  Portfolio -              primarily in common stocks or convertible        manager; AEFC, investment
                  International Fund       securities of foreign issuers that offer         adviser.  American Express
                                           strong growth potential.                         Asset Management
                                                                                            International, Inc., a
                                                                                            wholly-owned subsidiary of
                                                                                            AEFC,  is the sub-adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YMF               AXP(R)Variable           Objective: maximum total investment return       IDS Life, investment
                  Portfolio - Managed      through a combination of capital growth and      manager; AEFC, investment
                  Fund                     current income. Invests primarily in a           adviser.
                                           combination  of common and  preferred
                                           stocks, convertible securities, bonds
                                           and other debt securities.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YND               AXP(R)Variable           Objective: long-term growth of capital.          IDS Life, investment
                  Portfolio -  New         Invests primarily in common stocks showing       manager; AEFC, investment
                  Dimensions Fund(R)       potential for significant growth.                adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YPS               AXP(R)Variable           Objective: long term capital appreciation.       IDS Life, investment
                  Portfolio - Partners     Non-diversified fund that invests primarily in   manager; AEFC, investment
                  Small Cap  Value Fund    equity securities.                               adviser;  Royce &
                                                                                            Associates, LLC, Third
                                                                                            Avenue Management LLC and
                                                                                            National City Investment
                                                                                            Management Company,
                                                                                            sub-advisers.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YIV               AXP(R)Variable           Objective: long-term capital appreciation.       IDS Life, investment
                  Portfolio -  S&P 500     Non-diversified fund that invests primarily in   manager; AEFC, investment
                  Index Fund               securities that are expected to provide          adviser.
                                           investment results that correspond to the
                                           performance of the S&P 500 Index.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YSM               AXP(R)Variable           Objective: long-term capital growth. Invests     IDS Life, investment
                  Portfolio - Small Cap    primarily in equity stocks of small companies    manager;  AEFC, investment
                  Advantage Fund           that are often included in the Russell 2000      adviser;  Kenwood Capital
                                           Index and/or have market capitalization under    Management LLC, sub-adviser.
                                           $2 billion.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YST               AXP(R)Variable           Objective: current income and growth of          IDS Life, investment
                  Portfolio - Stock Fund   capital. Invests primarily in common stocks      manager; AEFC, investment
                                           and securities convertible into common stock.    adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YSA               AXP(R)Variable           Objective: capital appreciation. Invests         IDS Life, investment
                  Portfolio - Strategy     primarily in equity securities of growth         manager; AEFC, investment
                  Aggressive Fund          companies.                                       adviser.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YAC               AIM V.I. Capital         Objective: growth of capital. Invests            A I M Advisors, Inc.
                  Appreciation Fund,       principally in common stocks of companies
                  Series II Shares         likely to benefit from new or innovative
                                           products,  services or  processes  as
                                           well  as  those  with   above-average
                                           long-term    growth   and   excellent
                                           prospects for future growth.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YAD               AIM V.I. Capital         Objective: long term growth of capital.          A I M Advisors, Inc.
                  Development Fund,        Invests primarily in securities (including
                  Series II Shares         common stocks, convertible securities and
                                           bonds)  of  small-  and  medium-sized
                                           companies.
----------------- ------------------------ ------------------------------------------------ -----------------------------


--------------------------------------------------------------------------------
17  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

----------------- ------------------------ ------------------------------------------------ -----------------------------
Subaccount        Investing In             Investment Objectives and Policies               Investment Adviser or
                                                                                            Manager
----------------- ------------------------ ------------------------------------------------ -----------------------------
YAB               Alliance VP              Objective: long-term growth of capital.          Alliance Capital
                  AllianceBernstein        Invests primarily in a diversified portfolio     Management, L.P.
                  International Value      of foreign equity securities.
                  Portfolio (Class B)
----------------- ------------------------ ------------------------------------------------ -----------------------------
YAL               Alliance VP Growth and   Objective: reasonable current income and         Alliance Capital
                  Income Portfolio         reasonable appreciation. Invests primarily in    Management, L.P.
                  (Class B)                dividend-paying common stocks of good quality.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YAI               American Century(R) VP   Objective: long term capital growth. Invests     American Century Investment
                  International, Class II  primarily in stocks of growing foreign           Management, Inc.
                                           companies in developed countries.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YAV               American Century(R) VP   Objective: long-term capital growth, with        American Century Investment
                  Value, Class II          income as a secondary objective. Invests         Management, Inc.
                                           primarily in stocks of companies that
                                           management believes to be undervalued at the
                                           time of purchase.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YSB               Calvert Variable         Objective: income and capital growth. Invests    Calvert Asset Management
                  Series, Inc. Social      primarily in stocks, bonds and money market      Company, Inc. (CAMCO),
                  Balanced Portfolio       instruments which offer income and capital       investment adviser. SSgA
                                           growth opportunity and which satisfy the         Funds Management, Inc. and
                                           investment and social criteria.                  Brown Capital Management
                                                                                            are the investment
                                                                                            subadvisers.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YCG               Evergreen VA Capital     Objective: long-term capital growth. The fund    Evergreen Investment
                  Growth Fund - Class 2    seeks to achieve its goal by investing           Management Company, LLC.
                                           primarily in common stocks of large U.S.         Pilgrim Baxter Value
                                           companies, which the portfolio managers          Investors, Inc. is the
                                           believe have  the potential for capital growth   sub-investment adviser.
                                           over the intermediate- and long-term.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YFG               Fidelity(R) VIP Growth   Strategy: high total return through a            Fidelity Management &
                  & Income Portfolio       combination of current income and capital        Research Company (FMR),
                  Service Class 2          appreciation. Normally invests a majority of     investment manager; FMR
                                           assets in common stocks with a focus on those    U.K. and FMR Far East,
                                           that pay current dividends and show potential    sub-investment advisers.
                                           for capital appreciation.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YFM               Fidelity(R) VIP Mid Cap  Strategy: long-term growth of capital.           FMR, investment manager;
                  Portfolio Service        Normally invests at least 80% of assets in       FMR U.K. and FMR Far East,
                  Class 2                  companies with medium market capitalization      sub-investment advisers.
                                           common stocks.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YFO               Fidelity(R) VIP Overseas Strategy: long-term growth of capital. Invests   FMR, investment manager;
                  Portfolio Service        primarily in common stocks of foreign            FMR U.K., FMR Far East,
                  Class 2                  securities.                                      Fidelity International
                                                                                            Investment Advisors (FIIA)
                                                                                            and FIIA U.K.,
                                                                                            sub-investment advisers.
----------------- ------------------------ ------------------------------------------------ -----------------------------
YRE               FTVIPT Franklin Real     Objective: capital appreciation with a           Franklin Advisers, Inc.
                  Estate Fund - Class 2    secondary goal to earn current income. Invests
                                           at  least  80% of its net  assets  in
                                           investments of companies operating in
                                           the real  estate  industry.  The Fund
                                           invests   primarily  in  equity  real
                                           estate investment trusts (REITs).
----------------- ------------------------ ------------------------------------------------ -----------------------------


--------------------------------------------------------------------------------
18  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

------------------- ---------------------- ------------------------------------------------ -----------------------------
Subaccount          Investing In           Investment Objectives and Policies               Investment Adviser or
                                                                                            Manager
------------------- ---------------------- ------------------------------------------------ -----------------------------
YSV                 FTVIPT Franklin        Objective: long-term total return. Invests at    Franklin Advisory Services,
                    Small Cap Value        least 80% of its net assets in investments of    LLC
                    Securities Fund -      small capitalization companies. For this Fund,
                    Class 2                small capitalization companies are those that
                                           have a market cap not exceeding  $2.5
                                           billion,  at the  time  of  purchase.
                                           Invests     primarily    in    equity
                                           securities   of   companies   manager
                                           believes  are  selling  substantially
                                           below the  underlying  value of their
                                           assets or their private market value.
------------------- ---------------------- ------------------------------------------------ -----------------------------
YMS                 FTVIPT Mutual Shares   Objective: capital appreciation with income as   Franklin Mutual Advisers,
                    Securities Fund -      a secondary goal. Invests primarily in equity    LLC
                    Class 2                securities of companies that the manager
                                           believes  are   available  at  market
                                           prices less than their value based on
                                           certain   recognized   or   objective
                                           criteria (intrinsic value).
------------------- ---------------------- ------------------------------------------------ -----------------------------
YUE                 Goldman Sachs VIT      Objective: seeks long-term growth of capital     Goldman Sachs Asset
                    CORE(SM) U.S. Equity   and dividend income. Invests, under normal       Management
                    Fund                   circumstances, at least 90% of its total
                                           assets  (not   including   securities
                                           lending collateral and any investment
                                           of that collateral)  measured at time
                                           of purchase, in a broadly diversified
                                           portfolio of large-cap  and blue chip
                                           equity  investments  representing all
                                           major sectors of the U.S. economy.
------------------- ---------------------- ------------------------------------------------ -----------------------------
YMC                 Goldman Sachs VIT      Objective: seeks long-term capital               Goldman Sachs Asset
                    Mid Cap Value Fund     appreciation. Invests, under normal              Management
                                           circumstances,  at  least  80% of its
                                           net  assets  plus any  borrowing  for
                                           investment purposes (measured at time
                                           of   purchase)   in   a   diversified
                                           portfolio  of equity  investments  in
                                           mid-capitalization issuers within the
                                           range of the market capitalization of
                                           companies  constituting  the  Russell
                                           Midcap  Value  index  at the  time of
                                           investment.
------------------- ---------------------- ------------------------------------------------ -----------------------------
YID                 INVESCO VIF -          Objective: long-term growth of capital.          INVESCO Funds Group, Inc.
                    Dynamics Fund          Invests primarily in common stocks of
                                           mid-sized   companies   -   companies
                                           included  in  the   Russell   Mid-Cap
                                           Growth Index at the time of purchase,
                                           or if not  included  in  that  Index,
                                           those  with  market   capitalizations
                                           between  $2.5 billion and $15 billion
                                           at the  time of  purchase.  The  Fund
                                           also has the flexibility to invest in
                                           other types of securities,  including
                                           preferred     stocks,     convertible
                                           securities and bonds.
------------------- ---------------------- ------------------------------------------------ -----------------------------


--------------------------------------------------------------------------------
19  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

------------------- ------------------------ ---------------------------------------------- -----------------------------
Subaccount          Investing In             Investment Objectives and Policies             Investment Adviser or
                                                                                            Manager
------------------- ------------------------ ---------------------------------------------- -----------------------------
YFS                 INVESCO VIF -            Objective: long-term growth of capital.        INVESCO Funds Group, Inc.
                    Financial Services Fund  Aggressively managed. Invests at least 80%
                                             of  its   assets   in  the   equity
                                             securities    and    equity-related
                                             instruments  of companies  involved
                                             in the financial  services  sector.
                                             These companies include but are not
                                             limited   to,   banks,    insurance
                                             companies,   and   investment   and
                                             miscellaneous   industries   (asset
                                             managers,      brokerage     firms,
                                             government-sponsored  agencies  and
                                             suppliers  to  financial   services
                                             companies).
------------------- ------------------------ ---------------------------------------------- -----------------------------
YTC                 INVESCO VIF -            Objective: long-term growth of capital. The    INVESCO Funds Group, Inc.
                    Technology Fund          Fund is aggressively managed. Invests at
                                             least  80% of its  assets in equity
                                             securities    and    equity-related
                                             instruments of companies engaged in
                                             technology-related      industries.
                                             These include,  but are not limited
                                             to,       applied       technology,
                                             biotechnology,      communications,
                                             computers,  electronics,  Internet,
                                             IT   services    and    consulting,
                                             software,        telecommunications
                                             equipment    and    services,    IT
                                             infrastructure,    and   networking
                                             companies.  Many of these  products
                                             and  services  are subject to rapid
                                             obsolescence,  which  may lower the
                                             market value of  securities  of the
                                             companies in this sector.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YTL                 INVESCO VIF -            Objective: long-term growth of capital.        INVESCO Funds Group, Inc.
                    Telecommunications Fund  Current income is a secondary objective. The
                                             Fund   is   aggressively   managed.
                                             Invests  at least 80% of its assets
                                             in    equity     securities     and
                                             equity-related    instruments,   of
                                             companies  involved  in the design,
                                             development            manufacture,
                                             distribution     or     sale     of
                                             communications     services     and
                                             equipment,  and companies  that are
                                             involved in supplying  equipment or
                                             services  to  such  companies.  The
                                             telecommunications  sector includes
                                             companies   that  offer   telephone
                                             services,  wireless communications,
                                             satellite           communications,
                                             television  and movie  programming,
                                             broadcasting and Internet access.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YGT                 Janus Aspen Series       Objective: long-term growth of capital.        Janus Capital
                    Global Technology        Non-diversified mutual fund that invests,
                    Portfolio:  Service      under normal circumstances, at least 80% of
                    Shares                   its net assets in securities of companies
                                             that the portfolio manager believes
                                             will  benefit   significantly  from
                                             advances   or    improvements    in
                                             technology.   It  implements   this
                                             policy by  investing  primarily  in
                                             equity   securities   of  U.S.  and
                                             foreign   companies   selected  for
                                             their growth potential.
------------------- ------------------------ ---------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
20  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

------------------- ------------------------ ---------------------------------------------- -----------------------------
Subaccount          Investing In             Investment Objectives and Policies             Investment Adviser or
                                                                                            Manager
------------------- ------------------------ ---------------------------------------------- -----------------------------
YIG                 Janus Aspen Series       Objective: long-term growth of capital.        Janus Capital
                    International Growth     Invests, under normal circumstances, at
                    Portfolio: Service       least 80% of its net assets in securities of
                    Shares                   issuers from at least five different
                                             countries,   excluding  the  United
                                             States.   Although  the   Portfolio
                                             intends to invest substantially all
                                             of its  assets in  issuers  located
                                             outside the United  States,  it may
                                             at times invest in U.S. issuers and
                                             it may at times  invest  all of its
                                             assets in fewer than five countries
                                             or even a single country.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YIP                 Lazard Retirement        Objective: long-term capital appreciation.     Lazard Asset Management
                    International Equity     Invests primarily in equity securities,
                    Portfolio                principally common stocks of relatively
                                             large   non-U.S.   companies   with
                                             market capitalizations in the range
                                             of  the  Morgan   Stanley   Capital
                                             International     (MSCI)    Europe,
                                             Australia  and Far  East  (EAFE(R))
                                             Index that the  Investment  Manager
                                             believes are  undervalued  based on
                                             their earnings,  cash flow or asset
                                             values.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YGW                 MFS(R) Investors Growth  Objective: long-term growth of capital and     MFS Investment Management(R)
                    Stock Series - Service   future income. Invests at least 80% of its
                    Class                    total assets in common stocks and related
                                             securities  of companies  which MFS
                                             believes  offer better than average
                                             prospects for long-term growth.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YDS                 MFS(R) New Discovery     Objective: capital appreciation. Invests       MFS Investment Management(R)
                    Series - Service Class   primarily in equity securities of emerging
                                             growth companies.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YUT                 MFS(R) Utilities Series  Objective: capital growth and current          MFS Investment Management(R)
                    -  Service Class         income. Invests primarily in equity and debt
                                             securities  of domestic and foreign
                                             companies in the  utilities industry.
------------------- ------------------------ ---------------------------------------------- -----------------------------
YPE                 Pioneer Equity Income    Objective: current income and long-term        Pioneer Investment
                    VCT Portfolio - Class    growth of capital from a portfolio             Management, Inc.
                    II Shares                consisting primarily of income producing
                                             equity     securities    of    U.S.
                                             corporations.  Invests primarily in
                                             common stocks, preferred stocks and
                                             interests in real estate investment
                                             trusts   (REITs).   Normally,   the
                                             portfolio  invests  at least 80% of
                                             its   total    assets   in   income
                                             producing  equity  securities.  The
                                             remainder of the  portfolio  may be
                                             invested in debt  securities,  most
                                             of  which   are   expected   to  be
                                             convertible into common stocks.
------------------- ------------------------ ---------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
21  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

-------------------- ----------------------- ---------------------------------------------- -----------------------------
Subaccount           Investing In            Investment Objectives and Policies             Investment Adviser or
                                                                                            Manager
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YEU                  Pioneer Europe VCT      Objective: long-term growth of capital.        Pioneer Investment
                     Portfolio - Class II    Invests primarily in equity securities of      Management, Inc.
                     Shares                  European issuers including common stocks,
                                             preferred      stocks,      rights,
                                             depositary  receipts,  warrants and
                                             debt  securities  convertible  into
                                             common   stock.    Normally,    the
                                             portfolio  invests 80% of its total
                                             assets  in  equity   securities  of
                                             European issuers. The portfolio may
                                             also   purchase   forward   foreign
                                             currency  contracts  in  connection
                                             with its investments.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YHS                  Putnam VT Health        Objective: capital appreciation. The fund      Putnam Investment
                     Sciences Fund - Class   seeks its goal by investing at least 80% of    Management, LLC
                     IB Shares               its net assets in common stocks of U.S.
                                             companies in the health sciences industries,
                                             with a focus on growth stocks.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YPI                  Putnam VT               Objective: capital appreciation. The fund      Putnam Investment
                     International Growth    seeks its goal by investing mainly in common   Management, LLC
                     Fund - Class IB         stocks of  companies  outside  the  United
                     Shares                  States.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YVS                  Putnam VT Vista Fund    Objective: capital appreciation. The fund      Putnam Investment
                     -  Class IB Shares      seeks its goal by investing mainly in common   Management, LLC
                                             stocks of U.S. companies with a focus on
                                             growth stocks.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YSO                  Strong Opportunity      Objective: seeks capital growth. Invests       Strong Capital Management,
                     Fund II - Advisor       primarily in common stocks of medium              Inc.
                     Class                   capitalization companies that the Fund's
                                             managers believe are underpriced, yet have
                                             attractive growth prospects.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YIC                  Wanger International    Objective: long-term growth of capital.        Liberty Wanger Asset
                     Small Cap               Invests primarily in stocks of small- and      Management, L.P.
                                             medium-size non-U.S. companies with
                                             capitalizations of less than $2 billion.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YSP                  Wanger U.S. Smaller     Objective: long-term growth of capital.        Liberty Wanger Asset
                     Companies               Invests primarily in stocks of small- and      Management, L.P.
                                             medium-size U.S. companies with
                                             capitalizations of less  than $5 billion.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YAA                  Wells Fargo VT Asset    Objective: long-term total return,             Wells Fargo Funds
                     Allocation Fund         consistent with reasonable risk. Invests       Management, LLC, adviser;
                                             primarily in the securities of various         Wells Capital Management
                                             indexes to replicate the total return of the   Incorporated,  sub-adviser.
                                             index. We use an asset allocation model to
                                             allocate and reallocate assets among common
                                             stocks (S&P 500 Index), U.S. Treasury bonds
                                             (Lehman Brothers 20+ Treasury Index) and
                                             money market instruments, operating from a
                                             target allocation of 60% stocks and 40%
                                             bonds.
-------------------- ----------------------- ---------------------------------------------- -----------------------------

--------------------------------------------------------------------------------
22  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

-------------------- ----------------------- ---------------------------------------------- -----------------------------
Subaccount           Investing In            Investment Objectives and Policies             Investment Adviser or
                                                                                            Manager
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YWI                  Wells Fargo VT          Objective: total return with an emphasis on    Wells Fargo Funds
                     International  Equity   capital appreciation over the long-term.       Management, LLC, adviser;
                     Fund                    Invests primarily in equity securities of      Wells Capital Management
                                             non-U.S.  companies.                           Incorporated,
                                                                                            sub-adviser.
-------------------- ----------------------- ---------------------------------------------- -----------------------------
YWS                  Wells Fargo VT Small    Objective: long-term capital appreciation.     Wells Fargo Funds
                     Cap Growth Fund         Invests primarily in common stocks issued by   Management, LLC, adviser;
                                             companies        whose       market
                                             capitalization  falls Wells Capital
                                             Management  within the range of the
                                             Russell  2000 Index,  Incorporated,
                                             sub-adviser.  which is considered a
                                             small capitalization index.
-------------------- ----------------------- ---------------------------------------------- -----------------------------

FUND OBJECTIVES

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

--------------------------------------------------------------------------------
23  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Rates of Return of the Funds and Subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

Rates of return of the funds: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.


Average Annual Total Return for Period ending Dec. 31, 2001
                                                                                                                 10 years or since
Fund                                                                      1 year        3 years       5 years       commencement
AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund (9/99)(1)                                    (16.49%)          --%            --%         (6.91%)
     Bond Fund (10/81)(1)                                                    7.67          4.90           4.98           7.21
     Capital Resource Fund (10/81)(1)                                      (18.11)        (5.78)          5.20           6.81
     Cash Management Fund (10/81)(1)
       (1.64% Simple, 1.65% Compound)(2)                                     3.74          4.76           4.92           4.48
     Diversified Equity Income Fund (9/99)(1)                                2.14            --             --           2.64
     Emerging Markets Fund (5/00)(1)                                        (1.38)           --             --         (17.58)
     Equity Select Fund (5/01)(1)                                              --            --             --          (1.04)(3)
     Extra Income Fund (5/96)(1)                                             4.93          0.36           1.84           2.63
     Federal Income Fund (9/99)(1)                                           6.29            --             --           6.61
     Global Bond Fund (5/96)(1)                                              1.34          0.01           2.33           3.44
     Growth Fund (9/99)(1)                                                 (30.95)           --             --         (16.01)
     International Fund (1/92)(1)                                          (28.69)        (7.97)         (1.49)          3.81
     Managed Fund (4/86)(1)                                                (10.59)         0.10           6.78           8.74
     New Dimensions Fund(R)(5/96)(1)                                        (16.71)        (0.01)          9.85          10.77
     Partners Small Cap Value Fund (8/01)(1)                                   --            --             --           7.04(3)
     S&P 500 Index Fund (5/00)(1)                                          (12.46)           --             --         (13.22)
     Small Cap Advantage Fund (9/99)(1)                                     (6.53)           --             --           4.39
     Stock Fund (8/01)(1)                                                      --            --             --          (3.09)(3)
     Strategy Aggressive Fund (1/92)(1)                                     32.91         (2.42)          1.44           6.65
AIM V.I.
     Capital Appreciation Fund, Series II Shares (5/93)(1),(4)             (23.28)        (0.39)          6.00          11.75
     Capital Development Fund, Series II Shares (5/98)(1),(4)               (8.08)         9.04             --           5.07
Alliance VP
     AllianceBernstein International Value Portfolio
       (Class B) (5/01)(1),(5)                                                 --            --             --          (3.71)(3)
     Growth and Income Portfolio (Class B) (1/91)(1),(6)                     0.15            --          14.66          13.85
American Century(R) Variable Portfolios, Inc.
     VP International, Class II (5/94)(1),(7)                              (29.17)        (1.13)          6.37           6.84
     VP Value, Class II (5/96)(1),(7)                                       12.82          9.74          11.80          12.61
Calvert Variable Series, Inc.
     Social Balanced Portfolio (9/86)(1)                                    (6.94)         0.39           7.15           8.79

--------------------------------------------------------------------------------
24  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return for Period ending Dec. 31, 2001 (continued)
                                                                                                               10 years or since
Fund                                                                      1 year        3 years       5 years    commencement
Evergreen VA
     Capital Growth Fund - Class 2 (3/98)(1),(8)                           (13.01%)        2.92%            --%          4.52%
Fidelity(R) VIP
     Growth & Income Portfolio Service Class 2 (12/96)(1),(9)               (9.01)        (1.54)          9.93           9.70
     Mid Cap Portfolio Service Class 2 (12/98)(1),(9)                       (3.51)        24.21             --          25.37
     Overseas Portfolio Service Class 2 (1/87)(1),(9)                      (21.20)        (3.24)          2.63           5.84
FTVIPT
     Franklin Real Estate Fund - Class 2 (1/89)(1),(4),(10)                  7.88          9.95           5.94          11.45
     Franklin Small Cap Value Securities Fund - Class 2 (5/98)(1),(10)      13.79         12.99             --           3.23
     Mutual Shares Securities Fund - Class 2 (11/96)(1),(10)                 7.04         11.25          10.16          10.60
Goldman Sachs VIT
     CORE(SM) U.S. Equity Fund (2/98)(1),(11)
     Mid Cap Value Fund (5/98)(1)                                            6.82         11.51             --           5.06
INVESCO VIF
     Dynamics Fund (8/97)(1)                                               (31.14)         1.10             --           5.75
     Financial Services Fund (9/99)(1)                                      (9.88)           --             --          10.22
     Technology Fund (5/97)(1)                                             (45.82)         2.42             --           9.96
     Telecommunications Fund (9/99)(1)                                     (54.00)           --             --         (22.54)
Janus Aspen Series
     Global Technology Portfolio: Service Shares (1/00)(1),(12)            (37.31)           --             --         (36.41)
     International Growth Portfolio: Service Shares (5/94)(1),(12),(13)    (23.43)         4.85           9.78          13.47
Lazard Retirement Series
     International Equity Portfolio (9/98)(1)                              (24.06)        (5.89)            --          (1.97)
MFS(R)
     Investors Growth Stock Series - Service Class (5/99)(1),(14)          (24.83)           --             --          (0.50)
     New Discovery Series - Service Class (5/98)(1),(14)                    (5.25)        17.19             --          14.53
     Utilities Series - Service Class (1/95)(1),(14)                       (24.20)         2.01          10.54          14.77
Pioneer VCT
     Pioneer Equity Income VCT Portfolio - Class II Shares (3/95)(1),(15)   (7.15)         2.38          11.96          14.29
     Pioneer Europe VCT Portfolio - Class II Shares (10/98)(1),(16)        (22.85)        (7.01)            --          (4.93)
Putnam Variable Trust
     Putnam VT Health Sciences Fund - Class IB Shares (4/98)(1),(17)       (19.75)         2.31             --           4.41
     Putnam VT International Growth Fund -
       Class IB Shares (1/97)(1),(17),(18)                                 (20.61)          4.74            --           9.58
     Putnam VT Vista Fund - Class IB Shares (1/97)(1),(17),(18)            (33.50)        (0.90)            --           7.44
Strong Funds
     Strong Opportunity Fund II - Advisor Class (5/92)(1),(19)              (4.16)        10.98          14.06          16.16


--------------------------------------------------------------------------------
25  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return for Period ending Dec. 31, 2001 (continued)
                                                                                                               10 years or since
Fund                                                                      1 year        3 years       5 years    commencement
Wanger
     International Small Cap (5/95)(1)                                     (21.27%)        8.75%          8.07%         15.53%
     U.S. Smaller Companies (5/95)(1)                                       11.39          8.56          12.47          18.27
Wells Fargo VT
     Asset Allocation Fund (4/94)(1),(20)                                   (6.96)         0.91           9.24          11.16
     International Equity Fund (7/00)(1)                                   (16.09)           --             --         (17.32)
     Small Cap Growth Fund (5/95)(1),(21)                                  (24.37)        (0.89)         (1.78)          5.10

  (1)  (Commencement date of the fund.)

  (2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

  (3)  Cumulative return (not annualized) since commencement date of the fund.

  (4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

  (5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

  (6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

  (7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

  (8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

  (9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

 (10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

 (11)  CORE(SM) is a service mark of Goldman, Sachs & Co.

 (12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

 (13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

 (14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

 (15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

 (16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class IIshares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

 (17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

 (18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

 (19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

 (20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

 (21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

--------------------------------------------------------------------------------
26  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Rates of Return of Subaccounts

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been significantly lower.


Average Annual Total Return Reflecting the 3.5% Premium Expense Charge for Period Ending Dec. 31, 2001
                                                       Performance since                              Performance since
                                                commencement of the subaccount                     commencement of the fund
                                                                                 Since                                     Since
Subaccount Investing in                         1 year      5 years  10 years commencement   1 year    5 years 10 years commencement

           AXP(R) Variable Portfolio -

YBC          Blue Chip Advantage Fund
             (11/00; 9/99)(1)                   (20.14%)       --%       --%   (19.96%)     (20.14%)       --%       --%   (9.16%)

YBD          Bond Fund
             (11/00; 10/81)(1)                    2.95         --        --      4.92         2.95       3.31      6.02     9.10

YCR          Capital Resource Fund
             (11/00; 10/81)(1)                  (21.69)        --        --    (21.07)      (21.69)      3.53      5.48    10.88

YCM          Cash Management Fund
             (11/00; 10/81)(1)                   (0.79)        --        --     (0.14)       (0.79)      3.25      3.19     5.26

YDE          Diversified Equity
             Income Fund (11/00; 9/99)(1)        (2.32)        --        --      0.56        (2.32)        --        --     0.15

YEM          Emerging Markets Fund
             (11/00; 5/00)(1)                    (5.72)        --        --     (9.04)       (5.72)        --        --   (20.05)

YES          Equity Select Fund
             (12/02; 5/01)(1)                       --         --        --        --(2)        --         --        --    (5.08)(3)

YEX          Extra Income Fund
             (11/00; 5/96)(1)                     0.39         --        --     (1.94)        0.39       0.22        --     1.08

YFI          Federal Income Fund
             (11/00; 9/99)(1)                     1.47         --        --      3.33         1.47         --        --     3.98

YGB          Global Bond Fund
             (11/00; 5/96)(1)                    (3.21)        --        --      1.99        (3.21)      0.67        --     1.85

YGR          Growth Fund
             (11/00; 9/99)(1)                   (33.97)        --        --    (36.40)      (33.97)        --        --   (18.05)

YIE          International Fund
             (11/00; 1/92)(1)                   (31.80)        --        --    (29.35)      (31.80)     (3.07)       --     2.56

YMF          Managed Fund
             (11/00; 4/86)(1)                   (14.50)        --        --    (12.36)      (14.50)      5.07      7.45     8.97

YND          New Dimensions Fund(R)
             (11/00; 5/96)(1)                   (20.35)        --        --    (19.27)      (20.35)      8.09        --     9.09

YPS          Partners Small Cap Value Fund
             (12/02; 8/01)(1)                       --         --        --        --(2)        --         --        --     2.95(3)

YIV          S&P 500 Index Fund
             (11/00; 5/00)(1)                   (16.29)        --        --    (16.28)      (16.29)        --        --   (15.82)

YSM          Small Cap Advantage Fund
             (11/00; 9/99)(1)                   (10.62)        --        --     (7.68)      (10.62)        --        --     1.85

YST          Stock Fund (12/02; 8/01)(1)            --         --        --        --(2)        --         --        --    (6.81)(3)

YSA          Strategy Aggressive Fund
             (11/00; 1/92)(1)                   (35.84)        --        --    (36.99)      (35.84)     (0.19)       --     5.34

           AIM V.I.

YAC          Capital Appreciation Fund,
             Series II Shares
             (12/02; 5/93)(1),(4)                   --         --        --        --(2)    (26.70)      4.29        --    10.27

YAD          Capital Development Fund,
             Series II Shares
             (12/02; 5/98)(1),(4)                   --         --        --        --(2)    (12.12)        --        --     3.11

           Alliance VP

YAB          AllianceBernstein International
             Value Portfolio
             (Class B) (12/02; 5/01)(1),(5)         --         --        --        --(2)        --         --        --    (5.30)(3)

YAL          Growth and Income
             Portfolio (Class B)
             (12/02; 1/91)(1),(6)                   --         --        --        --(2)     (4.20)     12.70     13.40    12.40

           American Century(R)
           Variable Portfolios, Inc.

YAI          VP International, Class II
             (12/02; 5/94)(1),(7)                   --         --        --        --(2)    (32.27)      3.00        --     4.21

YAV          VP Value, Class II
             (12/02; 5/96)(1),(7)                   --         --        --        --(2)      7.93      10.02        --    10.91

           Calvert Variable Series, Inc.

YSB          Social Balanced Portfolio
             (11/00; 9/86)(1)                   (10.87)        --        --    (11.29)      (10.87)      5.45      7.43     8.09


--------------------------------------------------------------------------------
27  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return Reflecting the 3.5% Premium Expense Charge for Period Ending Dec. 31, 2001 (continued)
                                                       Performance since                              Performance since
                                                commencement of the subaccount                     commencement of the fund
                                                                                 Since                                     Since
Subaccount Investing in                         1 year      5 years  10 years commencement   1 year    5 years 10 years commencement
           Evergreen VA

YCG          Capital Growth Fund - Class 2
             (12/02; 3/98)(1),(8)                   --%        --%       --%       --%(2)   (16.81%)       --%       --%    2.62%

           Fidelity(R) VIP

YFG          Growth & Income Portfolio
             Service Class 2
             (12/02; 12/96)(1),(9)                  --         --        --        --(2)    (12.98)      8.17        --     8.17

YFM          Mid Cap Portfolio
             Service Class 2
             (12/02; 12/98)(1),(9)                  --         --        --        --(2)     (7.73)        --        --    22.89

YFO          Overseas Portfolio
             Service Class 2
             (12/02; 1/87)(1),(9)                   --         --        --        --(2)    (24.65)      0.99      4.52     4.90

           FTVIPT

YRE          Franklin Real Estate Fund -
             Class 2 (11/00; 1/89)(1),(10)        3.17         --        --     10.13         3.17       4.25     10.06     8.94

YSV          Franklin Small Cap Value
             Securities Fund - Class 2
             (11/00; 5/98)(1),(10)                8.82         --        --     15.03         8.82         --        --     1.31

YMS          Mutual Shares Securities Fund -
             Class 2 (12/02; 11/96)(1),(10)         --         --        --        --(2)      2.37       8.39        --     8.62

           Goldman Sachs VIT

YUE          CORE(SM) U.S. Equity
             Fund (11/00; 2/98)(1),(11)         (15.79)        --        --    (16.02)      (15.79)        --        --     1.43

YMC          Mid Cap Value Fund
             (11/00; 5/98)(1)                     7.17         --        --     16.70         7.17         --        --     4.45

           INVESCO VIF

YID          Dynamics Fund
             (12/02; 8/97)(1)                       --         --        --        --(2)    (34.16)        --        --     3.95

YFS          Financial Services Fund
             (12/02; 9/99)(1)                       --         --        --        --(2)    (13.82)        --        --     7.55

YTC          Technology Fund
             (12/02; 5/97)(1)                       --         --        --        --(2)    (48.22)        --        --     8.14

YTL          Telecommunications
             Fund (12/02; 9/99)(1)                  --         --        --        --(2)    (56.04)        --        --   (24.44)

           Janus Aspen Series

YGT          Global Technology
             Portfolio: Service
             Shares (11/00; 1/00)(1),(12)       (40.06)        --        --    (44.18)      (40.06)        --        --   (38.00)

YIG          International Growth
             Portfolio: Service Shares
             (11/00; 5/94)(1),(12),(13)         (26.78)        --        --    (26.74)      (26.78)      8.14        --    12.11

           Lazard Retirement Series

YIP          International Equity
             Portfolio (11/00; 9/98)(1)         (27.38)        --        --    (23.39)      (27.38)        --        --    (3.87)

           MFS(R)

YGW          Investors Growth
             Stock Series -
             Service Class
             (11/00; 5/99)(1),(14)              (28.12)        --        --    (27.40)      (28.12)        --        --    (2.73)

YDS          New Discovery Series -
             Service Class
             (11/00; 5/98)(1),(14)               (9.39)        --        --     (9.02)       (9.39)        --        --    12.38

YUT          Utilities Series -
             Service Class
             (12/02; 1/95)(1),(14)                  --         --        --        --(2)    (27.62)      8.76        --    12.78

           Pioneer VCT

YPE          Pioneer Equity Income
             VCT Portfolio -
             Class II Shares
             (12/02; 3/95)(1),(15)                  --         --        --        --(2)    (11.21)     10.32        --    12.87

YEU          Pioneer Europe
             VCT Portfolio -
             Class II Shares
             (12/02; 10/98)(1),(16)                 --         --        --        --(2)    (27.18)        --        --    (7.05)

           Putnam Variable Trust

YHS          Putnam VT Health
             Sciences Fund -
             Class IB Shares
             (12/02; 4/98)(1),(17)                  --         --        --        --(2)    (23.26)        --        --     2.47

YPI          Putnam VT
             International Growth
             Fund - Class IB Shares
             (12/02; 1/97)(1),(17),(18)             --         --        --        --(2)    (24.08)        --        --     7.83


--------------------------------------------------------------------------------
28  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return Reflecting the 3.5% Premium Expense Charge for Period Ending Dec. 31, 2001 (continued)
                                                       Performance since                              Performance since
                                                commencement of the subaccount                     commencement of the fund
                                                                                 Since                                     Since
Subaccount Investing in                         1 year      5 years  10 years commencement   1 year    5 years 10 years commencement

           Putnam Variable Trust
           (continued)

YVS          Putnam VT Vista Fund -
             Class IB Shares
             (11/00; 1/97)(1),(17),(18)         (36.41%)       --%       --%   (35.62%)     (36.41%)       --%       --%    5.77%

           Strong Funds

YSO          Strong Opportunity
             Fund II - Advisor Class
             (12/02; 5/92)(1),(19)                  --         --        --        --(2)     (8.34)     12.31        --    14.76

           Wanger

YIC          International Small Cap
             (11/00; 5/95)(1)                   (24.60)        --        --    (27.84)      (24.60)      6.36        --    13.91

YSP          U.S. Smaller Companies
             (11/00; 5/95)(1)                     6.52         --        --     11.52         6.52      10.64        --    16.58

           Wells Fargo VT

YAA          Asset Allocation Fund
             (12/02; 4/94)(1),(20)                  --         --        --        --(2)    (11.02)      7.51        --     9.66

YWI          International Equity
             Fund (12/02; 7/00)(1)                  --         --        --        --(2)    (19.76)        --        --   (19.99)

YWS          Small Cap Growth
             Fund (12/02; 5/95)(1),(21)             --         --        --        --(2)    (27.67)     (3.30)       --     3.69

  (1)  (Commencement date of the subaccount; Commencement date of the fund.)

  (2) The subaccount did not commence operations during the year 2001 and, therefore, it has no performance.

  (3)  Cumulative return (not annualized) since commencement date of the fund.

  (4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

  (5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

  (6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

  (7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

  (8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. These historical returns for Class L shares have been adjusted to reflect the effect of the 0.25% 12b-1 fees for Class L shares. Class I shares do not pay 12b-1 fees. If these fees had not been reflected, returns would have been higher.

  (9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

 (10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

 (11)  CORE(SM) is a service mark of Goldman, Sachs & Co.

 (12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

 (13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

 (14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

 (15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

 (16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

 (17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

 (18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%.

 (19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

 (20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

 (21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.


--------------------------------------------------------------------------------
29  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge For Period Ending Dec. 31, 2001

                                                       Performance since                              Performance since
                                                commencement of the subaccount                     commencement of the fund
                                                                                 Since                                     Since
Subaccount Investing in                         1 year      5 years  10 years commencement   1 year    5 years 10 years commencement

           AXP(R) Variable Portfolio -

YBC          Blue Chip
             Advantage Fund
             (11/00; 9/99)(1)                   (17.24%)       --%       --%  (17.40%)      (17.24%)       --%       --%   (7.74%)

YBD          Bond Fund
             (11/00; 10/81)(1)                    6.70         --        --      8.28         6.70       4.05      6.40      9.30

YCR          Capital Resource
             Fund (11/00; 10/81)(1)             (18.85)        --        --    (18.55)      (18.85)      4.27      5.86    11.08

YCM          Cash Management
             Fund (11/00; 10/81)(1)               2.80         --        --      3.06         2.80       3.99      3.56     5.45

YDE          Diversified Equity
             Income Fund
             (11/00; 9/99)(1)                     1.22         --        --      3.78         1.22         --        --     1.72

YEM          Emerging Markets
             Fund (11/00; 5/00)(1)               (2.30)        --        --     (6.13)       (2.30)        --        --   (18.32)

YES          Equity Select Fund
             (12/02; 5/01)(1)                       --         --        --        --(2)        --         --        --    (1.64)(3)

YEX          Extra Income Fund
             (11/00; 5/96)(1)                     4.02         --        --      1.19         4.02       0.93        --     1.71

YFI          Federal Income Fund
             (11/00; 9/99)(1)                     5.15         --        --      6.64         5.41         --        --     5.72

YGB          Global Bond Fund
             (11/00; 5/96)(1)                     0.30         --        --      5.25         0.44       1.42        --     2.52

YGR          Growth Fund
             (11/00; 9/99)(1)                   (31.57)        --        --   (34..37)      (31.57)        --        --   (16.76)

YIE          International Fund
             (11/00; 1/92)(1)                   (29.33)        --        --    (27.09)      (29.33)     (2.37)       --     2.93

YMF          Managed Fund
             (11/00; 4/86)(1)                   (11.40)        --        --     (9.56)      (11.40)      5.82      7.84     9.22

YND          New Dimensions Fund(R)
             (11/00; 5/96)(1)                   (17.45)        --        --    (16.68)      (17.45)      8.86        --     9.78

YPS          Partners Small Cap
             Value Fund
             (12/02; 8/01)(1)                       --         --        --        --(2)        --         --        --     6.68(3)

YIV          S&P 500 Index Fund
             (11/00; 5/00)(1)                   (13.26)        --        --    (13.60)      (13.26)        --        --   (14.00)

YSM          Small Cap Advantage
             Fund (11/00; 9/99)(1)               (7.37)        --        --     (4.73)       (7.37)        --        --     3.45

YST          Stock Fund
             (12/02; 8/01)(1)                       --         --        --        --(2)        --         --        --    (3.43)(3)

YSA          Strategy Aggressive Fund
             (11/00; 1/92)(1)                   (33.51)        --        --    (34.97)      (33.51)      0.53        --     5.72

           AIM V.I.

YAC          Capital Appreciation Fund,
             Series II Shares
             (12/02; 5/93)(1),(4)                   --         --        --        --(2)    (24.04)      5.04        --    10.73

YAD          Capital Development Fund,
             Series II Shares
             (12/02; 5/98)(1),(4)                   --         --        --        --(2)     (8.93)        --        --     4.12

           Alliance VP

YAB          AllianceBernstein International
             Value Portfolio
             (Class B) (12/02; 5/01)(1),(5)         --         --        --        --(2)        --         --        --    (1.87)(3)

YAL          Growth and Income Portfolio
             (Class B) (12/02; 1/91)(1),(6)         --         --        --        --(2)     (0.73)     13.50     13.80    12.77

           American Century(R)
           Variable Portfolios, Inc.

YAI          VP International, Class II
             (12/02; 5/94)(1),(7)                   --         --        --        --(2)    (29.81)      3.74        --     4.70

YAV          VP Value, Class II
             (12/02; 5/96)(1),(7)                   --         --        --        --(2)     11.85      10.80        --    11.61

           Calvert Variable Series, Inc.

YSB          Social Balanced
             Portfolio (11/00; 9/86)(1)          (7.64)        --        --     (8.46)       (7.64)      6.20      7.82     8.35

           Evergreen VA

YCG          Capital Growth Fund - Class 2
             (12/02; 3/98)(1),(8)                   --         --        --        --(2)    (13.80)        --        --     3.58

           Fidelity(R) VIP

YFG          Growth & Income Portfolio
             Service Class 2
             (12/02; 12/96)(1),(9)                  --         --        --        --(2)     (9.83)      8.94        --     8.94

YFM          Mid Cap Portfolio
             Service Class 2
             (12/02; 12/98)(1),(9)                  --         --        --        --(2)     (4.39)        --        --    24.35

YFO          Overseas Portfolio
             Service Class 2
             (12/02; 1/87)(1),(9)                   --         --        --        --(2)    (21.91)      1.71      4.89     5.15


--------------------------------------------------------------------------------
30  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge For Period Ending Dec. 31, 2001 (continued)

                                                       Performance since                              Performance since
                                                commencement of the subaccount                     commencement of the fund
                                                                                 Since                                     Since
Subaccount Investing in                         1 year      5 years  10 years commencement   1 year    5 years 10 years commencement

           FTVIPT

YRE          Franklin Real Estate
             Fund - Class 2
             (11/00; 1/89)(1),(10)                6.91%        --%       --%    13.65%         6.91%     4.99%    10.45%    9.24%

YSV          Franklin Small Cap
             Value Securities Fund -
             Class 2 (11/00; 5/98)(1),(10)       12.76         --        --     18.71        12.76         --        --     2.30

YMS          Mutual Shares
             Securities Fund -
             Class 2
             (12/02; 11/96)(1),(10)                 --         --        --        --(2)      6.08       9.17        --     9.38

           Goldman Sachs VIT

YUE          CORE(SM) U.S. Equity
             Fund (11/00; 2/98)(1),(11)         (12.73)        --        --    (13.33)      (12.73)        --        --     2.37

YMC          Mid Cap Value Fund
             (11/00; 5/98)(1)                    11.06         --        --     20.43        11.06         --        --     5.46

           INVESCO VIF

YID          Dynamics Fund
             (12/02; 8/97)(1)                       --         --        --        --(2)    (31.78)        --        --     4.80

YFS          Financial Services
             Fund (5/02; 9/99)(1)                   --         --        --        --(2)    (10.70)        --        --     9.24

YTC          Technology Fund
             (12/02; 5/97)(1)                       --         --        --        --(2)    (46.34)        --        --     8.98

YTL          Telecommunications
             Fund (12/02; 9/99)(1)                  --         --        --        --(2)    (54.44)        --        --   (23.25)

           Janus Aspen Series

YGT          Global Technology
             Portfolio: Service
             Shares (11/00; 1/00)(1),(12)       (37.88)        --        --    (42.39)      (37.88)        --        --   (36.86)

YIG          International
             Growth Portfolio:
             Service Shares
             (11/00; 5/94)(1),(12),(13)         (24.12)        --        --    (24.39)      (24.12)      8.90        --    12.63

           Lazard Retirement Series

YIP          International Equity
             Portfolio (11/00; 9/98)(1)         (24.75)        --        --    (20.94)      (24.75)        --        --    (2.84)

           MFS(R)

YGW          Investors Growth
             Stock Series -
             Service Class
             (11/00; 5/99)(1),(14)              (25.51)        --        --    (25.08)      (25.51)        --        --    (1.42)

YDS          New Discovery Series -
             Service Class
             (11/00; 5/98)(1),(14)               (6.11)        --        --     (6.11)       (6.11)        --        --    13.47

YUT          Utilities Series -
             Service Class
             (12/02; 1/95)(1),(14)                  --         --        --        --(2)    (25.00)      9.53        --    13.35

           Pioneer VCT

YPE          Pioneer Equity
             Income VCT Portfolio -
             Class II Shares
             (12/02; 3/95)(1),(15)                  --         --        --        --(2)     (7.98)     11.11        --    13.46

YEU          Pioneer Europe
             VCT Portfolio -
             Class II Shares
             (12/02; 10/98)(1),(16)                 --         --        --        --(2)    (24.54)        --        --    (6.00)

           Putnam Variable Trust

YHS          Putnam VT Health
             Sciences Fund -
             Class IB Shares
             (12/02; 4/98)(1),(17)                  --         --        --        --(2)    (20.48)        --        --     3.47

YPI          Putnam VT
             International Growth
             Fund - Class IB Shares
             (12/02; 1/97)(1),(17),(18)             --         --        --        --(2)    (21.33)        --        --     8.60

YVS          Putnam VT Vista Fund -
             Class IB Shares
             (11/00; 1/97)(1),(17),(18)         (34.10)        --        --    (33.56)      (34.10)        --        --     6.52

           Strong Funds

YSO          Strong Opportunity
             Fund II - Advisor Class
             (12/02; 5/92)(1),(19)                  --         --        --        --(2)     (5.01)     13.11        --    15.18


--------------------------------------------------------------------------------
31  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge For Period Ending Dec. 31, 2001 (continued)

                                                       Performance since                              Performance since
                                                commencement of the subaccount                     commencement of the fund
                                                                                 Since                                     Since
Subaccount Investing in                         1 year      5 years  10 years commencement   1 year    5 years 10 years commencement

           Wanger

YIC          International Small Cap
             (11/00; 5/95)(1)                   (21.87%)       --%       --%   (25.54%)     (21.87%)     7.12%       --%   14.52%

YSP          U.S. Smaller
             Companies
             (11/00; 5/95)(1)                    10.38         --        --     15.09        10.38      11.43        --    17.20

           Wells Fargo VT

YAA          Asset Allocation
             Fund (12/02; 4/94)(1),(20)             --         --        --        --(2)     (7.79)      8.27        --    10.17

YWI          International
             Equity Fund
             (12/02; 7/00)(1)                       --         --        --        --(2)    (16.85)        --        --   (18.07)

YWS          Small Cap
             Growth Fund
             (12/02; 5/95)(1),(21)                  --         --        --        --(2)    (25.05)     (2.61)       --     4.25

  (1)  (Commencement date of the subaccount; Commencement date of the fund.)

  (2) The subaccount did not commence operations during the year 2001 and, therefore, it has no performance.

  (3)  Cumulative return (not annualized) since commencement date of the fund.

  (4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

  (5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

  (6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

  (7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

  (8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. These historical returns for Class L shares have been adjusted to reflect the effect of the 0.25% 12b-1 fees for Class L shares. Class I shares do not pay 12b-1 fees. If these fees had not been reflected, returns would have been higher.

  (9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

 (10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

 (11)  CORE(SM) is a service mark of Goldman, Sachs & Co.

 (12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

 (13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

 (14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

 (15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

 (16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class IIshares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

 (17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

 (18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%.

 (19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

 (20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

 (21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.


--------------------------------------------------------------------------------
32  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

The Fixed Account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life of New York. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life of New York, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

o  the value on the previous monthly date; plus

o  net premiums allocated to the fixed account since the last monthly date; plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o  any policy value credit allocated to the fixed account; plus

o  accrued interest on all of the above; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

Calculation of subaccount value: The value in each subaccount on the policy date equals:

o  the portion of your initial net premium allocated to that subaccount; plus

o  interest accrued before the policy date, minus

o the portion of the monthly deduction for the first policy month that you have allocated to that subaccount.

--------------------------------------------------------------------------------

33  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

The value of each subaccount on each subsequent valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o    any  transfers  to  the  subaccount   (from  the  fixed  account  or  other
     subaccounts, including loan repayment transfers) during the period; plus

o    any policy value credit allocated to the subaccounts; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals: (a divided by b) - c,

where:

(a) equals:

o    net asset value per share of the fund; plus

o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund at the end of the preceding valuation period; plus

o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges," above.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments allocated to the subaccounts;

o  transfers into or out of the subaccount(s);

o  partial surrenders and partial surrender fees;

o  surrender charges; and/or

o  monthly deductions.

Accumulation unit values will fluctuate due to:

o  changes in underlying funds(s) net asset value;

o  dividends distributed to the subaccount(s);

o  capital gains or losses of underlying funds;

o  fund operating expenses; and/or

o  mortality and expense risk charges.

--------------------------------------------------------------------------------
34  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Proceeds Payable upon Death

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

The proceeds payable upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100 will be the greater of:

o the policy value on the date of death of the last surviving insured minus any indebtedness on the date of death of the last surviving insured; or

o the policy value at the youngest insured's attained insurance age 100 minus any indebtedness on the date of the last surviving insured's death.

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

o    the specified amount on the date of the last surviving insured's death; or

o the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

Applicable percentage table

Youngest insured's         Applicable percentage               Youngest insured's             Applicable percentage
attained insurance age        of policy value                attained insurance age              of policy value
40 or younger                       250%                               61                             128%
41                                  243                                62                             126
42                                  236                                63                             124
43                                  229                                64                             122
44                                  222                                65                             120
45                                  215                                66                             119
46                                  209                                67                             118
47                                  203                                68                             117
48                                  197                                69                             116
49                                  191                                70                             115
50                                  185                                71                             113
51                                  178                                72                             111
52                                  171                                73                             109
53                                  164                                74                             107
54                                  157                             75-90                             105
55                                  150                                91                             104
56                                  146                                92                             103
57                                  142                                93                             102
58                                  138                                94                             101
59                                  134                            95-100                             100
60                                  130

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

--------------------------------------------------------------------------------
35  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o  the policy value plus the specified amount; or

o the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

Examples:                         Option 1                     Option 2
Specified amount                $1,000,000                   $1,000,000
Policy value                    $   50,000                   $   50,000
Death benefit                   $1,000,000                   $1,050,000
Policy value increases to       $   80,000                   $   80,000
Death benefit                   $1,000,000                   $1,080,000
Policy value decreases to       $   30,000                   $   30,000
Death benefit                   $1,000,000                   $1,030,000


If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit would fall below the minimum amount shown in policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

o Monthly deduction because the cost of insurance benefits depends upon the specified amount.


o    Minimum initial premium and DBG-100 premium.


o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

o    Charges for certain optional insurance benefits may decrease.

o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.


Increases: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

An increase or decrease in specified amount will change your initial or DBG-100 premium.


--------------------------------------------------------------------------------
36  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

MISSTATEMENT OF AGE OR SEX

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.


SUICIDE

If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners we may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other policy owners. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgement of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

--------------------------------------------------------------------------------
37  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o    For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

o    None.

From the fixed account to a subaccount:

o    Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide  your  name,   policy  number,   Social   Security  Number  or  Taxpayer
Identification Number when you request a transfer, loan or partial surrender.

1 By letter:

Regular mail:

IDS Life Insurance Company of New York
P.O. Box 5144
Albany, NY 12205

Express mail:

IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203

2 By phone:

Call between 8 a.m. and 6 p.m. (Monday - Thursday); 8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
(800) 541-2251 (toll free)

TTY service for the hearing impaired:
(800) 869-8613 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

--------------------------------------------------------------------------------
38  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o  Minimum automated transfer: $50

o  If the value of the account from which you are  transferring  policy value is
   less  than  the  $50  minimum,   we  will  stop  the   transfer   arrangement
   automatically.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

By investing an                                                                         Number
equal number of                                          Amount        Accumulation     of units
dollars each month...                      Month        invested        unit value      purchased
                                            Jan           $100             $20             5.00
                                            Feb            100              16             6.25
you automatically buy more units when       Mar            100               9            11.11
the per unit market price is low...         Apr            100               5            20.00
                                            May            100               7            14.29
                                            June           100              10            10.00
and fewer units when the                    July           100              15             6.67
per unit market price is high.              Aug            100              20             5.00
                                            Sept           100              17             5.88
                                            Oct            100              12             8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. We reserve the right to limit mail and telephone transfers to five per policy year. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail.

--------------------------------------------------------------------------------
39  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

ASSET REBALANCING

Subject to availability, you can ask us in writing to have the variable subaccount portion of your policy value allocated according to the percentages (in whole percentage amounts) that you choose. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The policy value must be at least $2,000 at the time of the rebalance. Rebalancing is accomplished by transferring policy value between subaccounts.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

Policy Loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.) Loan payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Interest rate: The interest rate for policy loans is 6% per year. After the policy's tenth anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

Minimum loan: $500 or the remaining loan value, whichever is less.


Maximum loan: 90% of the policy value minus surrender charges.
We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.


Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds.")

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

Repayments: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

A loan may impact the payment of the policy value credit.

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

--------------------------------------------------------------------------------
40  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Policy Surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy. Surrender payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

o A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

o A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

o    A partial surrender may impact the payment of the policy value credit.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the death benefit below the required minimum. (See "Decreases" under "Proceeds Payable upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the options available for allocating your policy value will be affected.

--------------------------------------------------------------------------------
41  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Optional Insurance Benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT)
FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

POLICY SPLIT OPTION RIDER (PSO)
PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds, dissolution of a business or partnership owned or conducted by the insureds or certain changes in federal estate tax law. (See "Federal Taxes.")

SURVIVOR TERM INSURANCE RIDER (STR)
STR provides a level, term death benefit payable upon the death of the last surviving insured on the base policy.

Payment of Policy Proceeds

Proceeds will be paid when:

o  you surrender the policy; or

o  the last surviving insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at the rate then in effect, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

Payment options: During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). Any such amount will be transferred to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

--------------------------------------------------------------------------------
42  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Option A: Interest payments: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

Option B: Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

          Payment period                Monthly payment per $1,000
              (years)                      placed under Option B
                10                              $9.61
                15                               6.87
                20                               5.51
                25                               4.71
                30                               4.18


We will furnish monthly amounts for other payment periods at your request without charge.

Option C: Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for five, ten or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

                                                     Life Income per $1,000 with payments guaranteed for
Age           Beginning                     5 years                       10 years                           15 years
payee         in year                 Male        Female              Male        Female                Male         Female
65            2005                   $ 5.28        $4.68              $5.16        $4.63                $4.96         $4.54
              2010                     5.19         4.61               5.08         4.57                 4.90          4.49
              2015                     5.11         4.55               5.01         4.51                 4.84          4.43
              2020                     5.03         4.49               4.94         4.45                 4.78          4.39
              2025                     4.95         4.43               4.87         4.40                 4.73          4.34
              2030                     4.88         4.38               4.81         4.35                 4.68          4.30
70            2005                     6.15         5.37               5.88         5.26                 5.49          5.07
              2010                     6.03         5.28               5.79         5.18                 5.42          5.00
              2015                     5.92         5.19               5.70         5.10                 5.36          4.94
              2020                     5.81         5.10               5.61         5.03                 5.30          4.88
              2025                     5.71         5.03               5.53         4.96                 5.24          4.83
              2030                     5.61         4.95               5.45         4.89                 5.18          4.77
75            2005                     7.30         6.36               6.74         6.09                 6.01          5.67
              2010                     7.14         6.23               6.63         5.99                 5.95          5.60
              2015                     6.99         6.10               6.52         5.89                 5.90          5.54
              2020                     6.84         5.99               6.42         5.79                 5.84          5.47
              2025                     6.71         5.88               6.32         5.71                 5.78          5.41
              2030                     6.58         5.78               6.23         5.62                 5.73          5.35
85            2005                    10.68         9.65               8.52         8.14                 6.73          6.64
              2010                    10.45         9.41               8.44         8.04                 6.72          6.62
              2015                    10.22         9.19               8.36         7.93                 6.70          6.59
              2020                    10.00         8.98               8.27         7.83                 6.68          6.57
              2025                     9.79         8.78               8.19         7.74                 6.67          6.54
              2030                     9.60         8.59               8.11         7.64                 6.65          6.52

The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3.00% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

--------------------------------------------------------------------------------
43  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Deferral of payments: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

o  the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS

IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                         Taxable portion of pre-death proceeds
Full surrender:                            Amount received plus any
                                           indebtedness, minus your
                                           investment in the policy.*

Lapse:                                     Any outstanding indebtedness minus
                                           your investment in the policy.*

Partial surrenders (modified endowments):  Lesser of: The amount received or policy value minus your investment in
                                           the policy.*

Policy loans and assignments
(modified endowments):                     Lesser of: The amount of the
                                           loan/assignment or policy
                                           value minus your investment in
                                           the policy.*

Partial surrenders
(not modified endowments):                 Generally, if the amount received
                                           is  greater than  your  investment
                                           in the policy,*  the amount in excess
                                           of your investment is taxable.
                                           However,  during  the first 15
                                           policy   years,   a  different
                                           amount  may be  taxable if the
                                           partial  surrender  results in
                                           or   is   necessitated   by  a
                                           reduction in benefits.

Policy loans and assignments
(not modified endowments):                 None.**

Payment options:                           If  proceeds  of the
                                           policy  will be paid under one
                                           of the  payment  options,  see
                                           the "Payment  option"  section
                                           for tax information.

 * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.


** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.


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44  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

MODIFIED ENDOWMENT CONTRACTS

In  1988,  Congress  created  a new  class  of life  insurance  policies  called
"Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o  you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification on the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Reductions in benefits: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

o    the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Policy Split Option Rider: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

Interest paid on policy loans: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

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45  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

IDS Life of New York has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP

IDS Life of New York, a New York Corporation, is a wholly owned subsidiary of IDS Life, a Minnesota corporation which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware Corporation, is a wholly-owned subsidiary of American Express Corporation.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $194 billion.


STATE REGULATION

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically.

DISTRIBUTION OF THE POLICY

American Express Financial Advisors Inc. (AEFA), a registered broker/dealer under the Securities Act of 1934 and a member of the National Association of Securities Dealers, Inc., serves as the principal underwriter for the life insurance policy. AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 90% of the initial target premium (annualized), plus up to 3.8% of all premiums in excess of the target premium. Each year, IDS Life of New York pays a service fee not greater than 0.125% of the policy value, net of indebtedness.

LEGAL PROCEEDINGS

A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business. IDS Life of New York and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of the suits, Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

--------------------------------------------------------------------------------
46  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life of New York does not consider any lawsuits in which it is named as a defendant to be material.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company of New York at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance at Dec. 31, 2001, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of IDS Life of New York

DIRECTORS

Gumer C. Alvero
Director since April 2001. Vice President - Annuities, AEFC, since April 1998. Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.

Timothy V. Bechtold
Director since April 1999. Chief Executive Officer since April 2001. President since 1998; Executive Vice President - Risk Management Products since December 1999. Vice President, Risk Management Products, IDS Life Insurance Company, from January 1995 to December 1999.

Maureen A. Buckley
Director since April 1999. Vice President, Chief Operating Officer and Consumer Affairs Officer and Claims Officer since 1998. Chief Operating Officer and Consumer Affairs Officer, American Centurion Life Assurance Company, since March 1995.

Rodney P. Burwell*
Director since April 1999. Chairman, Xerxes Corporation (manufacturing), since 1969.

Robert R. Grew*
Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

Carol A. Holton
Director, since April 2001. Vice President - Third Party Distribution, AEFC, since April 1998. Director, Distributor Services, AEFC, from September 1997 to April 1998. Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.

Jean B. Keffeler*
Director since April 1999. Business and management consultant since 1991.

Eric L. Marhoun
Director since April 2001. General Counsel and Secretary since 1998. Group Counsel and Vice President, AEFA, since 1997. Counsel AEFA, from 1996 to 1997.

Thomas R. McBurney*
Director since April 1999.  President - McBurney  Management  Associates,  since
1990.

Edward J. Muhl*
Director since April 1999. Vice Chairman, Peterson Consulting LLP, since January 1997.

Thomas V. Nicolosi
Director since October 1996. Group Vice President - New York Metro Area, AEFA, from January 1995 to present.

Stephen P. Norman
Secretary, American Express, since 1982.

--------------------------------------------------------------------------------
47  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Richard M. Starr
Director since October 1996. Managing Counsel, American Express Company, since March 1995.

Michael R. Woodward
Director since December 2000. Senior Vice President, Field Management, AEFC, since June 1991.


OFFICERS OTHER THAN DIRECTORS

Lorraine R. Hart
Vice President - Investments since December 1999. Investment Officer since March 1992.

Philip C. Wentzel
Vice President and Controller since 1998. Director of Financial Reporting and Analysis from 1992-1997.

David L. Yowan
Vice  President  and  Treasurer  since April 2001.  Senior  Vice  President  and
Assistant Treasurer of American Express Company since January 1999. Vice President and Corporate Treasurer, AEFC, since April 2001. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

* The address for all directors and principal officers (except otherwise noted) is: 20 Madison Avenue Extension, Albany, NY 12203. Mr. Burwell's address is: 7901 Xerxes Avenue South, Suite 201, Bloomington, MN 55431-1253. Mr. Grew's address is: Carter, Ledyard & Milburn, 2 Wall
     Street, New York, NY 10005-2072. Ms. Keffeler's address is: 3424 Zenith Ave. South, Minneapolis, MN 55416. Mr. McBurney's address is: 1700 Foshay Tower, 821 Marquette Ave., Minneapolis, MN 55402. Mr. Muhl's address is: 16 Wolfe Street, Alexandria, VA 22314.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

Other Information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, -- for example, the election of directors -- all shares may vote together as one series. In those cases, all shares have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

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48  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

REPORTS

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to make policy payouts and to pay death benefits and other distributions from the policy.

For detailed information on the agency rating given to IDS Life of New York, contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best          www.ambest.com
Fitch              www.fitchratings.com
Moody's            www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch  (formerly  Duff  &  Phelps)  --  Rates  insurance   companies  for  their
claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.


Policy Illustrations


The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both standard nonsmokers, if:

o  the annual rate of return of the fund is 0%, 6% or 12%.

o  the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS

Rates of return: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

Insureds: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

Premiums: assumes a $15,000 premium to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES

The death benefit, policy value and cash surrender value reflect the following charges:

o    Premium expense charge: 3.5% of each premium payment.

o Cost of insurance charge and surrender charge for the sex, age and risk classification for each insured.

o Policy fee: $20 per month for 10 years; $0 per month (or $7.50 guaranteed maximum) per month for years 11 and on.

o Administrative charge: $.05 per month per $1,000 of initial specified amount for 10 years; $.00 (or $.07 guaranteed maximum) per month per $1,000 of initial specified amount per month for years 11 and on.

o Policy value credit: Policy value credit as described on (p. 55) for illustration labeled "current cost assumed."

o The expenses paid by the fund and charges made against the subaccounts as described below:

--------------------------------------------------------------------------------
49  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted expenses paid by the fund and charges made against the subaccounts. These include:


o the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.68% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. This fee reflects applicable fund fee waivers and/or expense reimbursement arrangements and assumes that these arrangements will continue for the periods illustrated although this is not guaranteed. Without these arrangements, the assumed investment management fee would be 0.72% and the policy values shown in the following illustrations would be lower. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees and Charges" section of the prospectus for additional information;

o the 12b-1 fee, assumed to be equivalent to an annual rate of 0.17% of the fund's average daily net assets.


o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first ten policy years and 0.45% thereafter, we reserve the right to charge up to 0.9% for all policy years; and


o a nonadvisory expense charge, assumed to be equivalent to an annual rate of 0.23% of each fund's average daily net assets for direct expenses incurred by the fund. The assumed nonadvisory expense charge reflects applicable fee waivers and/or expense reimbursement arrangements and assumes that these arrangements will continue for the periods illustrated although this is not guaranteed. Without these arrangements, the assumed nonadvisory expense charge would be 0.78% and the values shown in the following illustrations would be lower. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees and Charges" section of this prospectus for additional information.


After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:


Gross annual               Net annual rate of return for       Net annual rate of return for      Net annual rate of return for
investment rate             "Guaranteed costs assumed"            "Current costs assumed"            "Current costs assumed"
of return                          illustration                  illustration, years 1-10       illustration, years 11 and after
   0%                                    (1.98%)                          (1.98%)                               (1.53%)
   6                                      4.02                             4.02                                  4.47
  12                                     10.02                            10.02                                 10.47



Taxes: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

--------------------------------------------------------------------------------
50  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Illustration
Initial  specified  amount  $1,000,000     Male  --  insurance  age 55 --  standard nonsmoker        Current costs assumed
Death benefit  Option 1                    Female -- insurance age 55 -- standard nonsmoker         Annual premium $15,000
----------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated     Death benefit(1),(2)                   Policy value(1),(2)            Cash surrender value(1),(2)
End of  with annual  assuming hypothetical gross           assuming hypothetical gross        assuming hypothetical gross
policy   interest    annual investment return of           annual investment return of        annual investment return of
year       at 5%      0%        6%          12%             0%         6%         12%           0%         6%         12%
----------------------------------------------------------------------------------------------------------------------------
   1 $   15,750  $1,000,000 $1,000,000 $ 1,000,000      $ 13,319 $   14,159 $    14,999      $    --  $       -- $        --
   2     32,288   1,000,000  1,000,000   1,000,000        26,285     28,795      31,407         7,590     10,100      12,712
   3     49,652   1,000,000  1,000,000   1,000,000        38,887     43,910      49,346        20,192     25,215      30,652
   4     67,884   1,000,000  1,000,000   1,000,000        51,112     59,501      68,951        32,417     40,807      50,256
   5     87,029   1,000,000  1,000,000   1,000,000        62,942     75,566      90,364        44,247     56,871      71,669

   6    107,130   1,000,000  1,000,000   1,000,000        74,361     92,100     113,749        57,536     75,274      96,924
   7    128,237   1,000,000  1,000,000   1,000,000        85,347    109,093     139,278        70,391     94,137     124,322
   8    150,398   1,000,000  1,000,000   1,000,000        95,885    126,545     167,153        82,798    113,459     154,067
   9    173,668   1,000,000  1,000,000   1,000,000       105,938    144,435     197,581        94,721    133,219     186,364
  10    198,102   1,000,000  1,000,000   1,000,000       115,477    162,749     230,799       106,129    153,401     221,452

  11    223,757   1,000,000  1,000,000   1,000,000       125,907    183,149     269,087       118,429    175,671     261,609
  12    250,695   1,000,000  1,000,000   1,000,000       135,808    204,134     311,142       130,200    198,526     305,533
  13    278,979   1,000,000  1,000,000   1,000,000       145,157    225,716     357,379       141,418    221,977     353,640
  14    308,678   1,000,000  1,000,000   1,000,000       153,928    247,907     408,269       152,059    246,038     406,400
  15    339,862   1,000,000  1,000,000   1,000,000       162,088    270,717     464,345       162,088    270,717     464,345

  20    520,789   1,000,000  1,000,000   1,000,000       192,226    394,575     847,300       192,226    394,575     847,300
  25    751,702   1,000,000  1,000,000   1,561,261       193,556    533,418   1,486,915       193,556    533,418   1,486,915
  30  1,046,412   1,000,000  1,000,000   2,652,892       123,367    681,299   2,526,563       123,367    681,299   2,526,563
  35  1,422,545          --  1,000,000   4,416,615            --    855,868   4,206,300            --    855,868   4,206,300
  40  1,902,596          --  1,141,248   7,048,243            --  1,129,948   6,978,458            --  1,129,948   6,978,458
  45  2,515,277          --  1,499,747  11,666,471            --  1,499,747  11,666,471            --  1,499,747  11,666,471
---------------------------------------------------------------------------------------------------------------------------


  (1)  Assumes no policy loans or partial withdrawals have been made.

  (2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
51  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Illustration
Initial  specified  amount  $1,000,000      Male  --  insurance  age 55 --  standard nonsmoker       Guaranteed  costs assumed
Death benefit  Option 1                      Female -- insurance age 55 -- standard nonsmoker           Annual premium $15,000
----------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated     Death benefit(1),(2)                   Policy value(1),(2)              Cash surrender value(1),(2)
End of  with annual  assuming hypothetical gross           assuming hypothetical gross          assuming hypothetical gross
policy   interest    annual investment return of           annual investment return of          annual investment return of
year       at 5%      0%        6%          12%             0%         6%         12%             0%         6%         12%
----------------------------------------------------------------------------------------------------------------------------
   1 $   15,750  $1,000,000 $1,000,000 $1,000,000        $ 13,069   $ 13,901 $   14,733       $     --   $     -- $       --
   2     32,288   1,000,000  1,000,000  1,000,000          25,763     28,240     30,819          7,068      9,545     12,124
   3     49,652   1,000,000  1,000,000  1,000,000          38,065     43,013     48,371         19,371     24,318     29,676
   4     67,884   1,000,000  1,000,000  1,000,000          49,960     58,212     67,510         31,266     39,518     48,815
   5     87,029   1,000,000  1,000,000  1,000,000          61,424     73,825     88,369         42,729     55,130     69,674

   6    107,130   1,000,000  1,000,000  1,000,000          72,427     89,830    111,084         55,601     73,005     94,259
   7    128,237   1,000,000  1,000,000  1,000,000          82,926    106,196    135,801         67,970     91,240    120,845
   8    150,398   1,000,000  1,000,000  1,000,000          92,864    122,875    162,666         79,777    109,788    149,580
   9    173,668   1,000,000  1,000,000  1,000,000         102,167    139,801    191,832         90,950    128,585    180,615
  10    198,102   1,000,000  1,000,000  1,000,000         110,753    156,903    223,470        101,405    147,556    214,122

  11    223,757   1,000,000  1,000,000  1,000,000         119,271    174,864    258,562        111,793    167,386    251,084
  12    250,695   1,000,000  1,000,000  1,000,000         126,869    192,865    296,625        121,261    187,256    291,017
  13    278,979   1,000,000  1,000,000  1,000,000         133,451    210,822    337,943        129,713    207,083    334,204
  14    308,678   1,000,000  1,000,000  1,000,000         138,897    228,634    382,834        137,027    226,764    380,964
  15    339,862   1,000,000  1,000,000  1,000,000         143,048    246,169    431,666        143,048    246,169    431,666

  20    520,789   1,000,000  1,000,000  1,000,000         133,858    321,087    752,972        133,858    321,087    752,972
  25    751,702   1,000,000  1,000,000  1,352,698          23,711    335,846  1,288,284         23,711    335,846  1,288,284
  30  1,046,412          --  1,000,000  2,237,776              --    166,380  2,131,215             --    166,380  2,131,215
  35  1,422,545          --         --  3,572,068              --         --  3,401,970             --         --  3,401,970
  40  1,902,596          --         --  5,447,893              --         --  5,393,954             --         --  5,393,954
  45  2,515,277          --         --  8,790,058              --         --  8,790,058             --         --  8,790,058
---------------------------------------------------------------------------------------------------------------------------


  (1)  Assumes no policy loans or partial withdrawals have been made.

  (2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
52  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Illustration
Initial  specified  amount  $1,000,000       Male  --  insurance  age 55 --  standard nonsmoker       Current costs assumed
Death benefit  Option 2                     Female -- insurance age 55 -- standard nonsmoker         Annual premium $15,000
---------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated     Death benefit(1),(2)                   Policy value(1),(2)              Cash surrender value(1),(2)
End of  with annual  assuming hypothetical gross           assuming hypothetical gross          assuming hypothetical gross
policy   interest    annual investment return of           annual investment return of          annual investment return of
year       at 5%      0%        6%          12%             0%         6%         12%             0%         6%         12%
---------------------------------------------------------------------------------------------------------------------------
   1 $   15,750  $1,013,318 $1,014,158 $1,014,999        $ 13,318   $ 14,158 $   14,999       $     --   $     -- $       --
   2     32,288   1,026,281  1,028,791  1,031,402          26,281     28,791     31,402          7,586     10,096     12,707
   3     49,652   1,038,873  1,043,894  1,049,329          38,873     43,894     49,329         20,178     25,199     30,634
   4     67,884   1,051,078  1,059,462  1,068,904          51,078     59,462     68,904         32,383     40,767     50,209
   5     87,029   1,062,873  1,075,482  1,090,262          62,873     75,482     90,262         44,179     56,787     71,568

   6    107,130   1,074,238  1,091,943  1,113,550          74,238     91,943    113,550         57,412     75,117     96,725
   7    128,237   1,085,140  1,108,820  1,138,920          85,140    108,820    138,920         70,184     93,864    123,964
   8    150,398   1,095,559  1,126,100  1,166,546          95,559    126,100    166,546         82,473    113,013    153,460
   9    173,668   1,105,448  1,143,740  1,196,596         105,448    143,740    196,596         94,231    132,523    185,380
  10    198,102   1,114,766  1,161,702  1,229,258         114,766    161,702    229,258        105,418    152,354    219,911

  11    223,757   1,124,905  1,181,616  1,266,742         124,905    181,616    266,742        117,427    174,139    259,264
  12    250,695   1,134,432  1,201,950  1,307,664         134,432    201,950    307,664        128,823    196,341    302,055
  13    278,979   1,143,310  1,222,673  1,352,336         143,310    222,673    352,336        139,571    218,934    348,597
  14    308,678   1,151,502  1,243,755  1,401,100         151,502    243,755    401,100        149,633    241,885    399,230
  15    339,862   1,158,957  1,265,147  1,454,319         158,957    265,147    454,319        158,957    265,147    454,319

  20    520,789   1,183,075  1,374,597  1,802,505         183,075    374,597    802,505        183,075    374,597    802,505
  25    751,702   1,171,340  1,471,940  2,331,144         171,340    471,940  1,331,144        171,340    471,940  1,331,144
  30  1,046,412   1,077,054  1,497,934  3,092,901          77,054    497,934  2,092,901         77,054    497,934  2,092,901
  35  1,422,545          --  1,356,188  4,156,137              --    356,188  3,156,137             --    356,188  3,156,137
  40  1,902,596          --         --  5,653,691              --         --  4,653,691             --         --  4,653,691
  45  2,515,277          --         --  7,787,122              --         --  6,787,122             --         --  6,787,122
---------------------------------------------------------------------------------------------------------------------------


  (1)  Assumes no policy loans or partial withdrawals have been made.

  (2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
53  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Illustration
Initial  specified  amount  $1,000,000       Male  --  insurance  age 55 --  standard nonsmoker    Guaranteed  costs assumed
Death benefit  Option 2                    Female -- insurance age 55 -- standard nonsmoker           Annual premium $15,000
---------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated     Death benefit(1),(2)                   Policy value(1),(2)              Cash surrender value(1),(2)
End of  With annual  assuming hypothetical gross           assuming hypothetical gross          assuming hypothetical gross
policy   interest    annual investment return of           annual investment return of          annual investment return of
year       at 5%      0%        6%          12%             0%         6%         12%             0%         6%         12%
---------------------------------------------------------------------------------------------------------------------------
   1 $   15,750  $1,013,068 $1,013,900 $1,014,733        $ 13,068   $ 13,900 $   14,733       $     --   $     -- $       --
   2     32,288   1,025,757  1,028,235  1,030,813          25,757     28,235     30,813          7,062      9,540     12,118
   3     49,652   1,038,048  1,042,993  1,048,348          38,048     42,993     48,348         19,353     24,298     29,653
   4     67,884   1,049,918  1,058,162  1,067,451          49,918     58,162     67,451         31,223     39,467     48,756
   5     87,029   1,061,338  1,073,718  1,088,239          61,338     73,718     88,239         42,643     55,024     69,544

   6    107,130   1,072,269  1,089,630  1,110,831          72,269     89,630    110,831         55,444     72,805     94,006
   7    128,237   1,082,661  1,105,847  1,135,343          82,661    105,847    135,343         67,705     90,891    120,387
   8    150,398   1,092,443  1,122,298  1,161,880          92,443    122,298    161,880         79,356    109,211    148,794
   9    173,668   1,101,522  1,138,886  1,190,535         101,522    138,886    190,535         90,305    127,669    179,318
  10    198,102   1,109,798  1,155,496  1,221,397         109,798    155,496    221,397        100,450    146,148    212,050

  11    223,757   1,117,895  1,172,758  1,255,336         117,895    172,758    255,336        110,417    165,281    247,858
  12    250,695   1,124,935  1,189,789  1,291,722         124,935    189,789    291,722        119,326    184,181    286,113
  13    278,979   1,130,793  1,206,429  1,330,645         130,793    206,429    330,645        127,054    202,690    326,906
  14    308,678   1,135,321  1,222,484  1,372,176         135,321    222,484    372,176        133,452    220,614    370,307
  15    339,862   1,138,328  1,237,707  1,416,346         138,328    237,707    416,346        138,328    237,707    416,346

  20    520,789   1,118,557  1,285,934  1,671,613         118,557    285,934    671,613        118,557    285,934    671,613
  25    751,702          --  1,221,894  1,943,034              --    221,894    943,034             --    221,894    943,034
  30  1,046,412          --         --  2,105,094              --         --  1,105,094             --         --  1,105,094
  35  1,422,545          --         --  1,872,303              --         --    872,303             --         --    872,303
  40  1,902,596          --         --         --              --         --         --             --         --         --
  45  2,515,277          --         --         --              --         --         --             --         --         --
---------------------------------------------------------------------------------------------------------------------------


  (1)  Assumes no policy loans or partial withdrawals have been made.

  (2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
54  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts.

Attained insurance age: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if the policy is surrendered in full. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of 1986, as amended.

Death benefit guarantee to age 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

Death benefit guarantee to age 100 (DBG-100) premium: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that is allocated to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life of New York: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: Each insured's age based upon his or her last birthday on the date of the application.

Insureds: The persons whose lives are insured by the policy.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:
o Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

o Upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100, proceeds will be the greater of:

     -- the policy value on the date of death of the last surviving insured minus any indebtedness on the date of death of the last surviving insured's death.

     -- the policy value at the youngest insured's attained insurance age 100 minus any indebtedness on the date of the last surviving insured death.

o  On surrender of the policy, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that IDS Life of New York expects will have similar mortality experience.

--------------------------------------------------------------------------------
55  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first ten years of the policy.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

--------------------------------------------------------------------------------
56  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Annual Financial Information

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002                                              YBC         YBD         YCR           YCM        YDE         YEM
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                   $52,459   $1,919,731     $31,271    $862,061   $1,434,115   $ 41,147

    at market value                                           $37,384   $1,921,669     $23,229    $862,058   $1,093,546   $ 34,476
Dividends receivable                                               --        8,326          --         743           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 46        1,264          --      10,357        1,745         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --         --
                                                              -------   ----------     -------    --------   ----------   --------
Total assets                                                   37,430    1,931,259      23,229     873,158    1,095,291     34,476
                                                               ======    =========      ======     =======    =========     ======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                 29        1,411          18         630          816         27
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          15          --           --         32
                                                              -------   ----------     -------    --------   ----------   --------
Total liabilities                                                  29        1,411          33         630          816         59
                                                              -------   ----------     -------    --------   ----------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                    $37,401   $1,929,848     $23,196    $872,528   $1,094,475   $ 34,417
                                                              =======   ==========     =======    ========   ==========   ========
Accumulation units outstanding                                 66,190    1,742,277      45,387     851,389    1,448,246     43,183
                                                               ======    =========      ======     =======    =========     ======
Net asset value per accumulation unit                         $  0.57   $     1.11     $  0.51    $   1.02   $     0.76   $   0.80
                                                              =======   ==========     =======    ========   ==========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
57  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                  YEX         YFI         YGB           YGR        YIE         YMF
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $891,366     $799,017    $181,049    $268,123     $ 51,564   $152,383
                                                             --------     --------    --------    --------     --------   --------
    at market value                                          $778,962     $808,716    $187,936    $195,401     $ 41,632   $119,068
Dividends receivable                                            5,807        1,940         617          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 --           --          --         214           36         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --
                                                             --------     --------    --------    --------     --------   --------
Total assets                                                  784,769      810,656     188,553     195,615       41,668    119,068
                                                              =======      =======     =======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                588          567         135         151           30         90
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                         584          605         144          --           --         51
                                                             --------     --------    --------    --------     --------   --------
Total liabilities                                               1,172        1,172         279         151           30        141
                                                             --------     --------    --------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $783,597     $809,484    $188,274    $195,464     $ 41,638   $118,927
                                                             ========     ========    ========    ========     ========   ========
Accumulation units outstanding                                883,064      731,386     163,064     461,067      100,247    177,512
                                                              =======      =======     =======     =======      =======    =======
Net asset value per accumulation unit                        $   0.89     $   1.11    $   1.15    $   0.42     $   0.42   $   0.67
                                                             ========     ========    ========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                  YND         YIV         YSM           YSA        YSB         YRE
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                $4,073,724   $1,445,677    $209,265    $169,227     $ 86,248   $951,133
                                                           ----------   ----------    --------    --------     --------   --------
    at market value                                        $3,141,197   $1,085,589    $169,288    $109,797     $ 71,989   $923,363
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 --        2,056         369         108           53        687
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           53        664
                                                           ----------   ----------    --------    --------     --------   --------
Total assets                                                3,141,197    1,087,645     169,657     109,905       72,095    924,714
                                                            =========    =========     =======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                              2,365          812         128          84           53        664
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                      21,298           --          --          --           53        687
                                                           ----------   ----------    --------    --------     --------   --------
Total liabilities                                              23,663          812         128          84          106      1,351
                                                           ----------   ----------    --------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                 $3,117,534   $1,086,833    $169,529    $109,821     $ 71,989   $923,363
                                                           ==========   ==========    ========    ========     ========   ========
Accumulation units outstanding                              5,709,720    1,829,433     239,537     447,173      101,113    788,848
                                                            =========    =========     =======     =======      =======    =======
Net asset value per accumulation unit                      $     0.55   $     0.59    $   0.71    $   0.25     $   0.71   $   1.17
                                                           ==========   ==========    ========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
59  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                  YSV         YUE         YMC           YGT        YIG         YIP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $418,130     $266,769  $1,433,312    $139,291   $1,162,490   $364,771
                                                             --------     --------  ----------    --------   ----------   --------
    at market value                                          $353,378     $204,594  $1,302,413    $ 83,946   $  858,652   $295,798
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                222        1,070          --         148        7,843        134
Receivable from mutual funds and portfolios
    for share redemptions                                         263          147      29,283          61          633        219
                                                             --------     --------  ----------    --------   ----------   --------
Total assets                                                  353,863      205,811   1,331,696      84,155      867,128    296,151
                                                              =======      =======   =========      ======      =======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                263          147         972          61          633        219
    Contract terminations                                          --           --      28,311          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                         222        1,070          --         148        7,843        134
                                                             --------     --------  ----------    --------   ----------   --------
Total liabilities                                                 485        1,217      29,283         209        8,476        353
                                                             --------     --------  ----------    --------   ----------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $353,378     $204,594  $1,302,413    $ 83,946   $  858,652   $295,798
                                                             ========     ========  ==========    ========   ==========   ========
Accumulation units outstanding                                352,312      342,432   1,193,674     285,000    1,703,684    476,718
                                                              =======      =======   =========     =======    =========    =======
Net asset value per accumulation unit                        $   1.00     $   0.60  $     1.09    $   0.29   $     0.50   $   0.62
                                                             ========     ========  ==========    ========   ==========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
60  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                              YGW         YDS           YVS        YIC         YSP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                            $  896,824  $1,156,248    $378,358     $491,020   $909,183
                                                                       ----------  ----------    --------     --------   --------
    at market value                                                    $  647,945  $  859,474    $252,696     $382,804   $730,316
Dividends receivable                                                           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                         10,892       7,408         156          461      4,512
Receivable from mutual funds and portfolios
    for share redemptions                                                     476         638         186          289        530
                                                                       ----------  ----------    --------     --------   --------
Total assets                                                              659,313     867,520     253,038      383,554    735,358
                                                                          =======     =======     =======      =======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                            476         638         186          289        530
    Contract terminations                                                      --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                                  10,892       7,408         156          461      4,512
                                                                       ----------  ----------    --------     --------   --------
Total liabilities                                                          11,368       8,046         342          750      5,042
                                                                       ----------  ----------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                             $  647,945  $  859,474    $252,696     $382,804   $730,316
                                                                       ==========  ==========    ========     ========   ========
Accumulation units outstanding                                          1,307,753   1,387,501     640,101      681,534    839,313
                                                                        =========   =========     =======      =======    =======
Net asset value per accumulation unit                                  $     0.50  $     0.62    $   0.39     $   0.56   $   0.87
                                                                       ==========  ==========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
61  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002                            YBC         YBD         YCR           YCM        YDE         YEM
Investment income
Dividend income from mutual funds and portfolios             $    221     $ 46,337    $  1,763     $ 5,349   $  14,174    $    --
Variable account expenses                                         271        8,297         178       4,014       6,530        195
                                                             --------     --------    --------     -------   ---------    -------
Investment income (loss) -- net                                   (50)      38,040       1,585       1,335       7,644       (195)
                                                                  ===       ======       =====       =====       =====       ====
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         3,132      208,856      10,563     899,132      46,950      5,354
    Cost of investments sold                                    3,460      211,012      12,644     899,142      50,100      6,108
                                                             --------     --------    --------     -------   ---------    -------
Net realized gain (loss) on sales of investments                 (328)      (2,156)     (2,081)        (10)     (3,150)      (754)
Distributions from capital gains                                   --           --          --          --          --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (13,403)       6,939      (8,332)         11    (348,620)    (6,437)
                                                             --------     --------    --------     -------   ---------    -------
Net gain (loss) on investments                                (13,731)       4,783     (10,413)          1    (351,770)    (7,191)
                                                             --------     --------    --------     -------   ---------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $(13,781)    $ 42,823    $ (8,828)    $ 1,336   $(344,126)   $(7,386)
                                                             ========     ========    ========     =======   =========    =======

See accompanying notes to financial statements.

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YEX           YFI         YGB         YGR           YIE        YMF
Investment income
Dividend income from mutual funds and portfolios            $  37,956      $ 7,598     $ 4,735    $     --      $   394   $ 10,830
Variable account expenses                                       4,171        2,220         864       1,156          198        829
                                                                -----        -----         ---       -----          ---        ---
Investment income (loss) -- net                                33,785        5,378       3,871      (1,156)         196     10,001
                                                               ======        =====       =====      ======          ===     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        87,091       34,648      28,899      26,642          844     29,133
    Cost of investments sold                                   94,548       34,579      28,689      35,120          910     34,123
                                                               ------       ------      ------      ------          ---     ------
Net realized gain (loss) on sales of investments               (7,457)          69         210      (8,478)         (66)    (4,990)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (99,519)       9,799       8,295     (56,667)      (9,166)   (30,943)
                                                              -------        -----       -----     -------       ------    -------
Net gain (loss) on investments                               (106,976)       9,868       8,505     (65,145)      (9,232)   (35,933)
                                                             --------        -----       -----     -------       ------    -------
Net increase (decrease) in net assets
  resulting from operations                                 $ (73,191)     $15,246     $12,376    $(66,301)     $(9,036)  $(25,932)
                                                            =========      =======     =======    ========      =======   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YND           YIV         YSM          YSA        YSB       YRE
Investment income
Dividend income from mutual funds and portfolios            $  13,301     $  7,498    $     --    $     --    $     --   $ 17,103
Variable account expenses                                      19,170        7,388       1,005         819         427      3,871
                                                               ------        -----       -----         ---         ---      -----
Investment income (loss) -- net                                (5,869)         110      (1,005)       (819)       (427)    13,232
                                                               ======          ===      ======        ====        ====     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                       168,930      254,128      25,503      16,579       7,304     15,785
    Cost of investments sold                                  201,048      302,143      25,367      22,097       7,824     15,698
                                                              -------      -------      ------      ------       -----     ------
Net realized gain (loss) on sales of investments              (32,118)     (48,015)        136      (5,518)       (520)        87
Distributions from capital gains                                   --           --          --          --          --         --
Net change in unrealized appreciation or depreciation
  of investments                                             (903,858)    (356,279)    (42,538)    (47,694)    (11,757)   (36,889)
                                                             --------     --------     -------     -------     -------    -------
Net gain (loss) on investments                               (935,976)    (404,294)    (42,402)    (53,212)    (12,277)   (36,802)
                                                             --------     --------     -------     -------     -------    -------
Net increase (decrease) in net assets
  resulting from operations                                 $(941,845)   $(404,184)   $(43,407)   $(54,031)   $(12,704)  $(23,570)
                                                            =========    =========    ========    ========    ========   ========

See accompanying notes to financial statements.

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                  YSV          YUE         YMC         YGT         YIG        YIP
Investment income
Dividend income from mutual funds and portfolios             $    942     $     --   $      --    $     --    $   3,655   $    271
Variable account expenses                                       1,692        1,195       6,629         606        5,714      2,067
                                                                -----        -----       -----         ---        -----      -----
Investment income (loss) -- net                                  (750)      (1,195)     (6,629)       (606)      (2,059)    (1,796)
                                                                 ====       ======      ======        ====       ======     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        12,299        8,909      87,024      17,267      114,557     65,918
    Cost of investments sold                                   13,650       10,083      92,337      21,857      140,654     77,485
                                                               ------       ------      ------      ------      -------     ------
Net realized gain (loss) on sales of investments               (1,351)      (1,174)     (5,313)     (4,590)     (26,097)   (11,567)
Distributions from capital gains                                6,592           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (73,967)     (61,678)   (133,354)    (48,577)    (288,264)   (51,331)
                                                              -------      -------    --------     -------     --------    -------
Net gain (loss) on investments                                (68,726)     (62,852)   (138,667)    (53,167)    (314,361)   (62,898)
                                                              -------      -------    --------     -------     --------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $(69,476)    $(64,047)  $(145,296)   $(53,773)   $(316,420)  $(64,694)
                                                             ========     ========   =========    ========    =========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                              YGW         YDS         YVS           YIC        YSP
Investment income
Dividend income from mutual funds and portfolios                         $      --   $      --   $      --    $      --  $      --
Variable account expenses                                                    4,868       5,529       1,775        2,065      3,713
                                                                             -----       -----       -----        -----      -----
Investment income (loss) -- net                                             (4,868)     (5,529)     (1,775)      (2,065)    (3,713)
                                                                            ======      ======      ======       ======     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                                    168,612      51,154      21,445       16,560     37,263
    Cost of investments sold                                               228,322      66,313      26,329       19,410     41,988
                                                                           -------      ------      ------       ------     ------
Net realized gain (loss) on sales of investments                           (59,710)    (15,159)     (4,884)      (2,850)    (4,725)
Distributions from capital gains                                                --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                                          (216,297)   (325,372)   (109,883)     (96,756)  (191,354)
                                                                          --------    --------    --------      -------   --------
Net gain (loss) on investments                                            (276,007)   (340,531)   (114,767)     (99,606)  (196,079)
                                                                          --------    --------    --------      -------   --------
Net increase (decrease) in net assets
  resulting from operations                                              $(280,875)  $(346,060)  $(116,542)   $(101,671) $(199,792)
                                                                         =========   =========   =========    =========  =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002                            YBC         YBD         YCR           YCM        YDE         YEM
Operations
Investment income (loss) -- net                              $    (50)  $   38,040     $ 1,585   $   1,335   $    7,644    $  (195)
Net realized gain (loss) on sales of investments                 (328)      (2,156)     (2,081)        (10)      (3,150)      (754)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (13,403)       6,939      (8,332)         11     (348,620)    (6,437)
                                                             --------   ----------     -------   ---------   ----------    -------
Net increase (decrease) in net assets
  resulting from operations                                   (13,781)      42,823      (8,828)      1,336     (344,126)    (7,386)
                                                              =======       ======      ======       =====     ========     ======
Contract transactions
Contract purchase payments                                     13,973      247,275      12,004     534,304      171,218     17,367
Net transfers(1)                                                5,412      979,108      10,496    (122,400)     625,951     12,364
Transfers for policy loans                                         --      (10,117)     (2,582)    (10,673)      (2,699)        --
Policy charges                                                 (2,716)     (84,672)     (2,160)    (71,101)     (33,878)      (870)
Contract terminations:
    Surrender benefits                                            (79)     (31,286)         --      (2,462)      (2,486)        --
    Death benefits                                                 --       (8,069)         --          --           --         --
                                                             --------   ----------     -------   ---------   ----------    -------
Increase (decrease) from contract transactions                 16,590    1,092,239      17,758     327,668      758,106     28,861
                                                             --------   ----------     -------   ---------   ----------    -------
Net assets at beginning of year                                34,592      794,786      14,266     543,524      680,495     12,942
                                                             --------   ----------     -------   ---------   ----------    -------
Net assets at end of period                                  $ 37,401   $1,929,848     $23,196   $ 872,528   $1,094,475    $34,417
                                                             ========   ==========     =======   =========   ==========    =======
Accumulation unit activity
Units outstanding at beginning of year                         43,561      737,760      20,340     531,602      661,750     14,239
Contract purchase payments                                     19,703      227,226      18,252     521,742      181,345     18,302
Net transfers(1)                                                6,909      900,482      14,637    (119,693)     646,888     11,592
Transfers for policy loans                                         --       (9,170)     (4,390)    (10,418)      (3,212)        --
Policy charges                                                 (3,849)     (75,438)     (3,452)    (69,295)     (35,833)      (950)
Contract terminations:
    Surrender benefits                                           (134)     (31,170)         --      (2,549)      (2,692)        --
    Death benefits                                                 --       (7,413)         --          --           --         --
                                                             --------   ----------     -------   ---------   ----------    -------
Units outstanding at end of period                             66,190    1,742,277      45,387     851,389    1,448,246     43,183
                                                               ======    =========      ======     =======    =========     ======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YEX          YFI         YGB         YGR           YIE        YMF
Operations
Investment income (loss) -- net                              $ 33,785     $  5,378    $  3,871    $ (1,156)     $   196   $ 10,001
Net realized gain (loss) on sales of investments               (7,457)          69         210      (8,478)         (66)    (4,990)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (99,519)       9,799       8,295     (56,667)      (9,166)   (30,943)
                                                              -------      -------     -------     -------      -------    -------
Net increase (decrease) in net assets
  resulting from operations                                   (73,191)      15,246      12,376     (66,301)      (9,036)   (25,932)
                                                              =======       ======      ======     =======       ======    =======
Contract transactions
Contract purchase payments                                    257,567       45,366      24,876      85,566        9,182     46,065
Net transfers(1)                                              273,837      639,439      63,843      72,101       28,939      8,214
Transfers for policy loans                                     (9,072)      (1,273)         10       1,569         (115)       (46)
Policy charges                                                (31,380)     (35,416)     (5,831)    (12,024)      (1,989)   (12,277)
Contract terminations:
    Surrender benefits                                         (4,515)        (114)       (403)    (11,456)          --     (5,275)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------     -------     -------      -------    -------
Increase (decrease) from contract transactions                486,437      648,002      82,495     135,756       36,017     36,681
                                                              -------      -------     -------     -------      -------    -------
Net assets at beginning of year                               370,351      146,236      93,403     126,009       14,657    108,178
                                                              -------      -------     -------     -------      -------    -------
Net assets at end of period                                  $783,597     $809,484    $188,274    $195,464      $41,638   $118,927
                                                             ========     ========    ========    ========      =======   ========
Accumulation unit activity
Units outstanding at beginning of year                        372,704      137,637      88,217     205,883       27,197    131,326
Contract purchase payments                                    272,243       41,855      22,869     160,563       18,468     60,154
Net transfers(1)                                              286,899      577,812      57,617     141,497       58,819      9,713
Transfers for policy loans                                     (9,953)      (1,155)          9       2,829         (247)       (58)
Policy charges                                                (31,506)     (24,718)     (5,272)    (21,879)      (3,990)   (15,945)
Contract terminations:
    Surrender benefits                                         (7,323)         (45)       (376)    (27,826)          --     (7,678)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------     -------     -------      -------    -------
Units outstanding at end of period                            883,064      731,386     163,064     461,067      100,247    177,512
                                                              =======      =======     =======     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YND           YIV         YSM         YSA           YSB        YRE
Operations
Investment income (loss) -- net                            $   (5,869)  $      110    $ (1,005)   $   (819)    $   (427)  $ 13,232
Net realized gain (loss) on sales of investments              (32,118)     (48,015)        136      (5,518)        (520)        87
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                             (903,858)    (356,279)    (42,538)    (47,694)     (11,757)   (36,889)
                                                            ---------    ---------     -------     -------      -------    -------
Net increase (decrease) in net assets
  resulting from operations                                  (941,845)    (404,184)    (43,407)    (54,031)     (12,704)   (23,570)
                                                             ========     ========     =======     =======      =======    =======
Contract transactions
Contract purchase payments                                    856,212      299,018      50,385      49,623       29,810    137,283
Net transfers(1)                                            1,251,280      406,298      65,335        (525)      10,892    541,205
Transfers for policy loans                                    (17,188)        (397)         26        (171)        (187)   (14,715)
Policy charges                                               (142,182)     (53,157)     (7,009)     (6,441)      (3,450)   (15,719)
Contract terminations:
    Surrender benefits                                        (39,644)     (18,110)         --          --         (508)    (9,813)
    Death benefits                                                 --           --          --          --           --         --
                                                            ---------    ---------     -------     -------      -------    -------
Increase (decrease) from contract transactions              1,908,478      633,652     108,737      42,486       36,557    638,241
                                                            ---------    ---------     -------     -------      -------    -------
Net assets at beginning of year                             2,150,901      857,365     104,199     121,366       48,136    308,692
                                                            ---------    ---------     -------     -------      -------    -------
Net assets at end of period                                $3,117,534   $1,086,833    $169,529    $109,821     $ 71,989   $923,363
                                                           ==========   ==========    ========    ========     ========   ========
Accumulation unit activity
Units outstanding at beginning of year                      2,894,751    1,027,037     115,002     316,802       56,091    266,956
Contract purchase payments                                  1,275,792      402,971      59,468     153,420       36,817    112,644
Net transfers(1)                                            1,844,396      494,030      73,386       3,322       13,411    442,666
Transfers for policy loans                                    (27,442)        (537)         27        (490)        (236)   (12,148)
Policy charges                                               (216,815)     (70,979)     (8,346)    (25,881)      (4,311)   (12,597)
Contract terminations:
    Surrender benefits                                        (60,962)     (23,089)         --          --         (659)    (8,673)
    Death benefits                                                 --           --          --          --           --         --
                                                            ---------    ---------     -------     -------      -------    -------
Units outstanding at end of period                          5,709,720    1,829,433     239,537     447,173      101,113    788,848
                                                            =========    =========     =======     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YSV          YUE         YMC         YGT           YIG        YIP
Operations
Investment income (loss) -- net                              $   (750)    $ (1,195) $   (6,629)   $   (606)  $   (2,059)  $ (1,796)
Net realized gain (loss) on sales of investments               (1,351)      (1,174)     (5,313)     (4,590)     (26,097)   (11,567)
Distributions from capital gains                                6,592           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (73,967)     (61,678)   (133,354)    (48,577)    (288,264)   (51,331)
                                                              -------      -------   ---------     -------    ---------    -------
Net increase (decrease) in net assets
  resulting from operations                                   (69,476)     (64,047)   (145,296)    (53,773)    (316,420)   (64,694)
                                                              =======      =======    ========     =======     ========    =======
Contract transactions
Contract purchase payments                                     53,130       63,147     350,374      48,182      234,419     56,044
Net transfers(1)                                              220,281       75,970     587,209      13,532      348,813    133,058
Transfers for policy loans                                       (337)         420       1,732        (295)      (9,195)      (373)
Policy charges                                                 (8,973)      (9,248)    (39,422)     (7,476)     (36,026)    (8,463)
Contract terminations:
    Surrender benefits                                           (258)         (27)     (9,909)     (3,141)      (7,288)    (1,745)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------   ---------     -------    ---------    -------
Increase (decrease) from contract transactions                263,843      130,262     889,984      50,802      530,723    178,521
                                                              -------      -------   ---------     -------    ---------    -------
Net assets at beginning of year                               159,011      138,379     557,725      86,917      644,349    181,971
                                                              -------      -------   ---------     -------    ---------    -------
Net assets at end of period                                  $353,378     $204,594  $1,302,413    $ 83,946   $  858,652   $295,798
                                                             ========     ========  ==========    ========   ==========   ========
Accumulation unit activity
Units outstanding at beginning of year                        130,527      166,993     468,122     165,437      904,684    243,588
Contract purchase payments                                     43,795       86,852     286,926     117,056      374,604     76,975
Net transfers(1)                                              186,123      100,768     477,755      33,540      513,952    170,579
Transfers for policy loans                                       (280)         581       1,418        (576)     (16,955)      (499)
Policy charges                                                 (7,641)     (12,723)    (32,506)    (20,817)     (60,397)   (11,192)
Contract terminations:
    Surrender benefits                                           (212)         (39)     (8,041)     (9,640)     (12,204)    (2,733)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------   ---------     -------    ---------    -------
Units outstanding at end of period                            352,312      342,432   1,193,674     285,000    1,703,684    476,718
                                                              =======      =======   =========     =======    =========    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
68  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                      Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                            YGW         YDS         YVS           YIC        YSP
Operations
Investment income (loss) -- net                                         $   (4,868) $   (5,529)  $  (1,775)   $  (2,065) $  (3,713)
Net realized gain (loss) on sales of investments                           (59,710)    (15,159)     (4,884)      (2,850)    (4,725)
Distributions from capital gains                                                --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                                          (216,297)   (325,372)   (109,883)     (96,756)  (191,354)
                                                                          --------    --------    --------      -------   --------
Net increase (decrease) in net assets
  resulting from operations                                               (280,875)   (346,060)   (116,542)    (101,671)  (199,792)
                                                                          ========    ========    ========     ========   ========
Contract transactions
Contract purchase payments                                                 234,168     229,321      84,849      109,080    208,729
Net transfers(1)                                                            89,304     425,248      65,629      268,300    474,309
Transfers for policy loans                                                   2,541      (6,295)         70        3,794      9,324
Policy charges                                                             (36,877)    (42,109)    (13,542)     (14,563)   (29,797)
Contract terminations:
    Surrender benefits                                                     (15,905)     (5,686)       (519)      (7,799)    (8,263)
    Death benefits                                                              --          --          --           --         --
                                                                          --------    --------    --------      -------   --------
Increase (decrease) from contract transactions                             273,231     600,479     136,487      358,812    654,302
                                                                          --------    --------    --------      -------   --------
Net assets at beginning of year                                            655,589     605,055     232,751      125,663    275,806
                                                                          --------    --------    --------      -------   --------
Net assets at end of period                                             $  647,945  $  859,474   $ 252,696    $ 382,804  $ 730,316
                                                                        ==========  ==========   =========    =========  =========
Accumulation unit activity
Units outstanding at beginning of year                                     923,086     658,726     385,448      179,523    239,021
Contract purchase payments                                                 383,807     293,208     167,913      157,005    200,263
Net transfers(1)                                                            88,028     510,231     114,456      374,168    427,989
Transfers for policy loans                                                   4,242     (10,971)        126        5,424      7,825
Policy charges                                                             (59,443)    (54,779)    (26,064)     (21,287)   (28,524)
Contract terminations:
    Surrender benefits                                                     (31,967)     (8,914)     (1,778)     (13,299)    (7,261)
    Death benefits                                                              --          --          --           --         --
                                                                          --------    --------    --------      -------   --------
Units outstanding at end of period                                       1,307,753   1,387,501     640,101      681,534    839,313
                                                                         =========   =========     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
69  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act).

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as open-end management investment companies. The subaccounts' investments in shares of the Funds as of Sept. 30, 2002 were as follows:

Subaccount        Investment                                                                 Shares             NAV
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                        6,409          $ 5.83
YBD               AXP(R) Variable Portfolio - Bond Fund                                     184,125           10.44
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                           1,586           14.64
YCM               AXP(R) Variable Portfolio - Cash Management Fund                          862,368            1.00
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund                148,425            7.37
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                           5,269            6.54
YEX               AXP(R) Variable Portfolio - Extra Income Fund                             140,313            5.55
YFI               AXP(R) Variable Portfolio - Federal Income Fund                            76,327           10.60
YGB               AXP(R) Variable Portfolio - Global Bond Fund                               18,585           10.11
YGR               AXP(R) Variable Portfolio - Growth Fund                                    43,050            4.54
YIE               AXP(R) Variable Portfolio - International Fund                              6,703            6.21
YMF               AXP(R) Variable Portfolio - Managed Fund                                   10,375           11.48
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                        267,135           11.76
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                            195,122            5.56
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                       20,560            8.23
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                       20,279            5.41
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                    48,972            1.47
YRE               FTVIPT Franklin Real Estate Fund - Class 2                                 51,729           17.85
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  40,248            8.78
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                25,735            7.95
YMC               Goldman Sachs VIT Mid Cap Value Fund                                      125,232           10.40
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares             36,498            2.30
YIG               Janus Aspen Series International Growth Portfolio: Service Shares          51,914           16.54
YIP               Lazard Retirement International Equity Portfolio                           38,972            7.59
YGW               MFS(R) Investors Growth Stock Series - Service Class                       95,426            6.79
YDS               MFS(R) New Discovery Series - Service Class                                83,121           10.34
YVS               Putnam VT Vista Fund - Class IB Shares                                     33,873            7.46
YIC               Wanger International Small Cap                                             30,772           12.44
YSP               Wanger U.S. Smaller Companies                                              43,240           16.89

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the IDS Life of New York Succession Select Variable Life Insurance Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
70  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life of New York deducts a premium expense charge from each premium payment. It partially compensates IDS Life of New York for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life of New York for paying premium taxes imposed by the state of New York.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by the rider.

Some products may also charge a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES

IDS Life of New York will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $947,399 for the nine months ended Sept. 30, 2002, $1,093,596 in 2001 and $921,090 in 2000. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                         Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund         0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                        0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund            0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund             0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund   0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund            1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund              0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                 0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                      0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund               0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                     0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)           0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund               0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund         0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund         0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

--------------------------------------------------------------------------------
71  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                            Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                           0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund               0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund               0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                   0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                 0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                    0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                         0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                  0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                        0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)              0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                  0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.060% to 0.035%

AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the nine months ended Sept. 30, 2002 were as follows:

Subaccount        Investment                                                              Purchases
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 $     19,637
YBD               AXP(R) Variable Portfolio - Bond Fund                                   1,334,422
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                          29,873
YCM               AXP(R) Variable Portfolio - Cash Management Fund                        1,221,281
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund                811,870
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                          34,057
YEX               AXP(R) Variable Portfolio - Extra Income Fund                             605,410
YFI               AXP(R) Variable Portfolio - Federal Income Fund                           666,355
YGB               AXP(R) Variable Portfolio - Global Bond Fund                              115,506
YGR               AXP(R) Variable Portfolio - Growth Fund                                   162,233
YIE               AXP(R) Variable Portfolio - International Fund                             37,043
YMF               AXP(R) Variable Portfolio - Managed Fund                                   75,763
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                      2,095,830
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                            886,637
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                      133,201
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                       58,303
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                    43,434
YRE               FTVIPT Franklin Real Estate Fund - Class 2                                667,258
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2                 281,984
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                               137,976
YMC               Goldman Sachs VIT Mid Cap Value Fund                                      970,379
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares             67,463
YIG               Janus Aspen Series International Growth Portfolio: Service Shares         643,221
YIP               Lazard Retirement International Equity Portfolio                          242,643
YGW               MFS(R) Investors Growth Stock Series - Service Class                      436,975
YDS               MFS(R) New Discovery Series - Service Class                               646,104
YVS               Putnam VT Vista Fund - Class IB Shares                                    156,157
YIC               Wanger International Small Cap                                            373,307
YSP               Wanger U.S. Smaller Companies                                             687,852

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72  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.

                                               YBC      YBD      YCR      YCM     YDE      YEM      YEX     YFI     YGB       YGR
Accumulation unit value
At Dec. 31, 2000                              $0.96     $1.02    $0.86   $1.00    $1.02    $0.93    $0.96   $1.02    $1.06    $0.89
At Dec. 31, 2001                              $0.79     $1.08    $0.70   $1.02    $1.03    $0.91    $0.99   $1.06    $1.06    $0.61
At Sept. 30, 2002                             $0.57     $1.11    $0.51   $1.02    $0.76    $0.80    $0.89   $1.11    $1.15    $0.42
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Units (000s)
At Dec. 31, 2001                                 44       738       20      532     662       14      373      138       88     206
At Sept. 30, 2002                                66     1,742       45      851   1,448       43      883      731      163     461
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Net assets (000s)
At Dec. 31, 2001                                $35      $795      $14     $544    $680      $13     $370     $146      $93    $126
At Sept. 30, 2002                               $37    $1,930      $23     $873  $1,094      $34     $784     $809     $188    $195
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Investment income ratio(1)
For the year ended Dec. 31, 2001              0.64%     6.26%    0.77%    2.70%   1.41%    0.02%   10.77%    4.36%    5.83%     --%
For the nine months ended Sept. 30, 2002      0.54%     3.76%    6.58%    0.90%   1.44%      --%    6.08%    2.31%    3.70%     --%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Expense ratio(2)
For the year ended Dec. 31, 2001              0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
For the nine months ended Sept. 30, 2002      0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Total return(3)
For the year ended Dec. 31, 2001            (17.71%)    5.88%  (18.60%)   2.00%   0.98%   (2.15%)   3.13%    3.92%    0.00% (31.46%)
For the nine months ended Sept. 30, 2002    (27.85%)    2.78%  (27.14%)   0.00% (26.21%) (12.09%) (10.10%)   4.72%    8.49% (31.15%)
                                            ------      ----   ------     ----  ------   ------   ------     ----     ----  ------

                                               YIE       YMF      YND      YIV     YSM      YSA      YSB      YRE      YSV     YUE
Accumulation unit value
At Dec. 31, 2000                              $0.76     $0.93    $0.90    $0.96   $0.98    $0.58    $0.93    $1.08    $1.08   $0.95
At Dec. 31, 2001                              $0.54     $0.82    $0.74    $0.83   $0.91    $0.38    $0.86    $1.16    $1.22   $0.83
At Sept. 30, 2002                             $0.42     $0.67    $0.55    $0.59   $0.71    $0.25    $0.71    $1.17    $1.00   $0.60
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Units (000s)
At Dec. 31, 2001                                 27       131    2,895    1,027     115      317       56      267      131     167
At Sept. 30, 2002                               100       178    5,710    1,829     240      447      101      789      352     342
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Net assets (000s)
At Dec. 31, 2001                                $15      $108   $2,151     $857    $104     $121      $48     $309     $159    $138
At Sept. 30, 2002                               $42      $119   $3,118   $1,087    $170     $110      $72     $923     $353    $205
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Investment income ratio(1)
For the year ended Dec. 31, 2001              1.51%     2.56%    0.34%    1.14%     --%    0.30%   10.97%    1.84%    0.14%   1.15%
For the nine months ended Sept. 30, 2002      1.32%     8.73%    0.46%    0.67%     --%      --%      --%    2.97%    0.37%     --%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Expense ratio(2)
For the year ended Dec. 31, 2001              0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
For the nine months ended Sept. 30, 2002      0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Total return(3)
For the year ended Dec. 31, 2001            (28.95%)  (11.83%) (17.78%) (13.54%) (7.14%) (34.48%)  (7.53%)   7.41%   12.96% (12.63%)
For the nine months ended Sept. 30, 2002    (22.22%)  (18.29%) (25.68%) (28.92%)(21.98%) (34.21%) (17.44%)   0.86%  (18.03%)(27.71%)
                                            ------    ------   ------   ------  ------   ------   ------     ----   ------  ------

--------------------------------------------------------------------------------
73  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------


                                               YMC       YGT      YIG      YIP     YGW      YDS      YVS      YIC      YSP
Accumulation unit value
At Dec. 31, 2000                              $1.07     $0.85    $0.94    $0.99   $0.95    $0.98    $0.92    $0.90    $1.05
At Dec. 31, 2001                              $1.19     $0.53    $0.71    $0.75   $0.71    $0.92    $0.60    $0.70    $1.15
At Sept. 30, 2002                             $1.09     $0.29    $0.50    $0.62   $0.50    $0.62    $0.39    $0.56    $0.87
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Units (000s)
At Dec. 31, 2001                                468       165      905      244     923      659      385      180      239
At Sept. 30, 2002                             1,194       285    1,704      477   1,308    1,388      640      682      839
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Net assets (000s)
At Dec. 31, 2001                               $558       $87     $644     $182    $656     $605     $233     $126     $276
At Sept. 30, 2002                            $1,302       $84     $859     $296    $648     $859     $253     $383     $730
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Investment income ratio(1)
For the year ended Dec. 31, 2001              1.99%     0.77%    0.78%    0.01%   0.02%      --%      --%      --%    0.01%
For the nine months ended Sept. 30, 2002        --%       --%    0.42%    0.09%     --%      --%      --%      --%      --%
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Expense ratio(2)
For the year ended Dec. 31, 2001              0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%
For the nine months ended Sept. 30, 2002      0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Total return(3)
For the year ended Dec. 31, 2001             11.21%   (37.65%) (24.47%) (24.24%)(25.26%)  (6.12%) (34.78%)(22.22%)    9.52%
For the nine months ended Sept. 30, 2002     (8.40%)  (45.28%) (29.58%) (17.33%)(29.58%) (32.61%) (35.00%)(20.00%)  (24.35%)
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

--------------------------------------------------------------------------------
74  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Condensed Financial Information
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.
                                                                                  Nine months ended     Year ended Dec. 31,
                                                                                   Sept. 30, 2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YBC(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                          $0.79            $0.96      $1.00
Accumulation unit value at end of period                                                $0.57            $0.79      $0.96
Number of accumulation units outstanding at end of period (000 omitted)                    66               44         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YBD(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Bond Fund)
Accumulation unit value at beginning of period                                          $1.08            $1.02      $1.00
Accumulation unit value at end of period                                                $1.11            $1.08      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                 1,742              738         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YCR(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                          $0.70            $0.86      $1.00
Accumulation unit value at end of period                                                $0.51            $0.70      $0.86
Number of accumulation units outstanding at end of period (000 omitted)                    45               20         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YCM(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Cash Management Fund)
Accumulation unit value at beginning of period                                          $1.02            $1.00      $1.00
Accumulation unit value at end of period                                                $1.02            $1.02      $1.00
Number of accumulation units outstanding at end of period (000 omitted)                   851              532         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YDE(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                          $1.03            $1.02      $1.00
Accumulation unit value at end of period                                                $0.76            $1.03      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                 1,448              662         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YEM(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                          $0.91            $0.93      $1.00
Accumulation unit value at end of period                                                $0.80            $0.91      $0.93
Number of accumulation units outstanding at end of period (000 omitted)                    43               14         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YEX(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Extra Income Fund)
Accumulation unit value at beginning of period                                          $0.99            $0.96      $1.00
Accumulation unit value at end of period                                                $0.89            $0.99      $0.96
Number of accumulation units outstanding at end of period (000 omitted)                   883              373         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YFI(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Federal Income Fund)
Accumulation unit value at beginning of period                                          $1.06            $1.02      $1.00
Accumulation unit value at end of period                                                $1.11            $1.06      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                   731              138         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGB(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Global Bond Fund)
Accumulation unit value at beginning of period                                          $1.06            $1.06      $1.00
Accumulation unit value at end of period                                                $1.15            $1.06      $1.06
Number of accumulation units outstanding at end of period (000 omitted)                   163               88         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGR(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Growth Fund)
Accumulation unit value at beginning of period                                          $0.61            $0.89      $1.00
Accumulation unit value at end of period                                                $0.42            $0.61      $0.89
Number of accumulation units outstanding at end of period (000 omitted)                   461              206         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIE(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                          $0.54            $0.76      $1.00
Accumulation unit value at end of period                                                $0.42            $0.54      $0.76
Number of accumulation units outstanding at end of period (000 omitted)                   100               27         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YMF(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Managed Fund)
Accumulation unit value at beginning of period                                          $0.82            $0.93      $1.00
Accumulation unit value at end of period                                                $0.67            $0.82      $0.93
Number of accumulation units outstanding at end of period (000 omitted)                   178              131         --
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
75  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

                                                                                  Nine months ended     Year ended Dec. 31,
                                                                                   Sept. 30, 2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YND(1) (Investing in shares of AXP(R)
Variable Portfolio - New Dimensions Fund(R))
Accumulation unit value at beginning of period                                          $0.74            $0.90      $1.00
Accumulation unit value at end of period                                                $0.55            $0.74      $0.90
Number of accumulation units outstanding at end of period (000 omitted)                 5,710            2,895         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIV(1),(2) (Investing in shares of AXP(R) Variable Portfolio - S&P
500 Index Fund)
Accumulation unit value at beginning of period                                          $0.83            $0.96      $1.00
Accumulation unit value at end of period                                                $0.59            $0.83      $0.96
Number of accumulation units outstanding at end of period (000 omitted)                 1,829            1,027         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSM(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                          $0.91            $0.98      $1.00
Accumulation unit value at end of period                                                $0.71            $0.91      $0.98
Number of accumulation units outstanding at end of period (000 omitted)                   240              115         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSA(1) (Investing in shares of AXP(R)
Variable Portfolio - Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                          $0.38            $0.58      $1.00
Accumulation unit value at end of period                                                $0.25            $0.38      $0.58
Number of accumulation units outstanding at end of period (000 omitted)                   447              317         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSB(1),(2) (Investing in shares of Calvert Variable Series, Inc.
Social Balanced Portfolio)
Accumulation unit value at beginning of period                                          $0.86            $0.93      $1.00
Accumulation unit value at end of period                                                $0.71            $0.86      $0.93
Number of accumulation units outstanding at end of period (000 omitted)                   101               56         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YRE(1),(2) (Investing in shares of FTVIPT Franklin Real Estate
Fund - Class 2)
Accumulation unit value at beginning of period                                          $1.16            $1.08      $1.00
Accumulation unit value at end of period                                                $1.17            $1.16      $1.08
Number of accumulation units outstanding at end of period (000 omitted)                   789              267         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSV(1),(2) (Investing in shares of FTVIPT Franklin Small Cap Value
Securities Fund - Class 2)
Accumulation unit value at beginning of period                                          $1.22            $1.08      $1.00
Accumulation unit value at end of period                                                $1.00            $1.22      $1.08
Number of accumulation units outstanding at end of period (000 omitted)                   352              131         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YUE(1),(2) (Investing in shares of Goldman Sachs VIT CORE(SM) U.S.
Equity Fund)
Accumulation unit value at beginning of period                                          $0.83            $0.95      $1.00
Accumulation unit value at end of period                                                $0.60            $0.83      $0.95
Number of accumulation units outstanding at end of period (000 omitted)                   342              167         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YMC(1),(2) (Investing in shares of Goldman Sachs VIT Mid Cap Value
Fund)
Accumulation unit value at beginning of period                                          $1.19            $1.07      $1.00
Accumulation unit value at end of period                                                $1.09            $1.19      $1.07
Number of accumulation units outstanding at end of period (000 omitted)                 1,194              468         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGT(1) (Investing in shares of Janus Aspen Series Global Technology
Portfolio: Service Shares)
Accumulation unit value at beginning of period                                          $0.53            $0.85      $1.00
Accumulation unit value at end of period                                                $0.29            $0.53      $0.85
Number of accumulation units outstanding at end of period (000 omitted)                   285              165         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIG(1) (Investing in shares of Janus Aspen Series International
Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                          $0.71            $0.94      $1.00
Accumulation unit value at end of period                                                $0.50            $0.71      $0.94
Number of accumulation units outstanding at end of period (000 omitted)                 1,704              905         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIP(1),(2) (Investing in shares of Lazard Retirement Series
International Equity Portfolio)
Accumulation unit value at beginning of period                                          $0.75            $0.99      $1.00
Accumulation unit value at end of period                                                $0.62            $0.75      $0.99
Number of accumulation units outstanding at end of period (000 omitted)                   477              244         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGW(1),(2) (Investing in shares of MFS(R) Investors Growth Stock
Series - Service Class)
Accumulation unit value at beginning of period                                          $0.71            $0.95      $1.00
Accumulation unit value at end of period                                                $0.50            $0.71      $0.95
Number of accumulation units outstanding at end of period (000 omitted)                 1,308              923         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YDS(1),(2) (Investing in shares of MFS(R) New Discovery Series -
Service Class)
Accumulation unit value at beginning of period                                          $0.92            $0.98      $1.00
Accumulation unit value at end of period                                                $0.62            $0.92      $0.98
Number of accumulation units outstanding at end of period (000 omitted)                 1,388              659         --
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
76  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

                                                                                  Nine months ended     Year ended Dec. 31,
                                                                                   Sept. 30, 2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YVS(1),(2) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                          $0.60            $0.92      $1.00
Accumulation unit value at end of period                                                $0.39            $0.60      $0.92
Number of accumulation units outstanding at end of period (000 omitted)                   640              385         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIC(1),(2) (Investing in shares of Wanger International Small Cap)
Accumulation unit value at beginning of period                                          $0.70            $0.90      $1.00
Accumulation unit value at end of period                                                $0.56            $0.70      $0.90
Number of accumulation units outstanding at end of period (000 omitted)                   682              180         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSP(1),(2) (Investing in shares of Wanger U.S. Smaller Companies)
Accumulation unit value at beginning of period                                          $1.15            $1.05      $1.00
Accumulation unit value at end of period                                                $0.87            $1.15      $1.05
Number of accumulation units outstanding at end of period (000 omitted)                   839              239         --
-------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no activity as of Dec. 31, 2000.

--------------------------------------------------------------------------------
77  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Annual Financial Information

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life of New York Account 8 - IDS Life of New York Succession Select Variable Life Insurance (comprised of subaccounts YBC, YBD, YCR, YCM, YDE, YEM, YEX, YFI, YGB, YGR, YIE, YMF, YND, YIV, YSM, YSA, YSB, YRE, YSV, YUE, YMC, YGT, YIG, YIP, YGW, YDS, YVS, YIC and YSP) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life of New York Account 8 - IDS Life of New York Succession Select Variable Life Insurance at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Minneapolis, Minnesota
March 22, 2002

--------------------------------------------------------------------------------
78  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001                                               YBC         YBD         YCR           YCM        YDE         YEM
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                   $36,282     $796,321     $14,042    $539,922     $672,345    $13,198
                                                              -------     --------     -------    --------     --------    -------
    at market value                                           $34,610     $791,320     $14,332    $539,908     $680,396    $12,964
Dividends receivable                                               --        3,556          --         855           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                  4          494          --       3,194          591         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Total assets                                                   34,614      795,370      14,332     543,957      680,987     12,964
                                                               ======      =======      ======     =======      =======     ======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                 22          584          10         433          492         10
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                          --           --          56          --           --         12
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Total liabilities                                                  22          584          66         433          492         22
Net assets applicable to Variable Life contracts
                                                              -------     --------     -------    --------     --------    -------
    in accumulation period                                    $34,592     $794,786     $14,266    $543,524     $680,495    $12,942
                                                              =======     ========     =======    ========     ========    =======
Accumulation units outstanding                                 43,561      737,760      20,340     531,602      661,750     14,239
                                                               ======      =======      ======     =======      =======     ======
Net asset value per accumulation unit                         $  0.79     $   1.08     $  0.70    $   1.02     $   1.03    $  0.91
                                                              =======     ========     =======    ========     ========    =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
79  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                   YEX         YFI         YGB         YGR           YIE        YMF
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $380,504     $167,241     $94,232    $141,010      $15,431   $110,743
                                                             --------     --------     -------    --------      -------   --------
    at market value                                          $367,619     $167,141     $92,824    $124,955      $14,665   $108,371
Dividends receivable                                            3,100          771         664          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 --           --          --       1,147            3         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Total assets                                                  370,719      167,912      93,488     126,102       14,668    108,371
                                                              =======      =======      ======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                264          127          64          93           11         78
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                         104       21,549          21          --           --        115
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Total liabilities                                                 368       21,676          85          93           11        193
                                                             --------     --------     -------    --------      -------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $370,351     $146,236     $93,403    $126,009      $14,657   $108,178
                                                             ========     ========     =======    ========      =======   ========
Accumulation units outstanding                                372,704      137,637      88,217     205,883       27,197    131,326
                                                              =======      =======      ======     =======       ======    =======
Net asset value per accumulation unit                        $   0.99     $   1.06     $  1.06    $   0.61      $  0.54   $   0.82
                                                             ========     ========     =======    ========      =======   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
80  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                YND            YIV         YSM         YSA           YSB        YRE
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                $2,178,942     $861,183    $101,431    $133,021      $50,638   $299,573
                                                           ----------     --------    --------    --------      -------   --------
    at market value                                        $2,150,273     $857,374    $103,992    $121,285      $48,136   $308,692
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                              2,173          594         282         172           --        362
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           34        212
                                                           ----------     --------    --------    --------      -------   --------
Total assets                                                2,152,446      857,968     104,274     121,457       48,170    309,266
                                                            =========      =======     =======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                              1,545          603          75          91           34        212
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          --          --           --        362
                                                           ----------     --------    --------    --------      -------   --------
Total liabilities                                               1,545          603          75          91           34        574
                                                           ----------     --------    --------    --------      -------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                 $2,150,901   $  857,365    $104,199    $121,366      $48,136   $308,692
                                                           ==========   ==========    ========    ========      =======   ========
Accumulation units outstanding                              2,894,751    1,027,037     115,002     316,802       56,091    266,956
                                                            =========    =========     =======     =======       ======    =======
Net asset value per accumulation unit                      $     0.74   $     0.83    $   0.91    $   0.38      $  0.86   $   1.16
                                                           ==========   ==========    ========    ========      =======   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                   YSV          YUE         YMC         YGT           YIG        YIP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $149,796     $138,876    $555,270    $ 93,685     $659,923   $199,613
                                                             --------     --------    --------    --------     --------   --------
    at market value                                          $159,011     $138,379    $557,725    $ 86,917     $644,349   $181,971
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                875           --       1,124       1,017          751         48
Receivable from mutual funds and portfolios
    for share redemptions                                         115          130         400          60          457        133
                                                             --------     --------    --------    --------     --------   --------
Total assets                                                  160,001      138,509     559,249      87,994      645,557    182,152
                                                              =======      =======     =======      ======      =======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                115          101         400          60          457        133
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                          --           29          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                         875           --       1,124       1,017          751         48
                                                             --------     --------    --------    --------     --------   --------
Total liabilities                                                 990          130       1,524       1,077        1,208        181
                                                             --------     --------    --------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $159,011     $138,379    $557,725    $ 86,917     $644,349   $181,971
                                                             ========     ========    ========    ========     ========   ========
Accumulation units outstanding                                130,527      166,993     468,122     165,437      904,684    243,588
                                                              =======      =======     =======     =======      =======    =======
Net asset value per accumulation unit                        $   1.22     $   0.83    $   1.19    $   0.53     $   0.71   $   0.75
                                                             ========     ========    ========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
82  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                   YGW          YDS         YVS         YIC           YSP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $688,171     $576,457    $248,530    $137,123     $263,319
                                                             --------     --------    --------    --------     --------
    at market value                                          $655,589     $605,055    $232,751    $125,663     $275,806
Dividends receivable                                               --           --          --          --           --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                476        1,599         130         254          259
Receivable from mutual funds and portfolios
    for share redemptions                                         474          423         171          89          190
                                                             --------     --------    --------    --------     --------
Total assets                                                  656,539      607,077     233,052     126,006      276,255
                                                              =======      =======     =======     =======      =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                474          423         171          89          190
    Transaction charge                                             --           --          --          --           --
    Contract terminations                                          --           --          --          --           --
Payable to mutual funds and portfolios for
    investments purchased                                         476        1,599         130         254          259
                                                             --------     --------    --------    --------     --------
Total liabilities                                                 950        2,022         301         343          449
                                                             --------     --------    --------    --------     --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $655,589     $605,055    $232,751    $125,663     $275,806
                                                             ========     ========    ========    ========     ========
Accumulation units outstanding                                923,086      658,726     385,448     179,523      239,021
                                                              =======      =======     =======     =======      =======
Net asset value per accumulation unit                        $   0.71     $   0.92    $   0.60    $   0.70     $   1.15
                                                             ========     ========    ========    ========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
83  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Operations

                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001                                     YBC         YBD         YCR           YCM        YDE         YEM
Investment income
Dividend income from mutual funds and portfolios              $    94     $ 17,929        $ 17    $  6,485      $ 2,800     $    2
Variable account expenses                                         131        2,594          20       2,166        1,790         81
                                                              -------     --------        ----    --------      -------     ------
Investment income (loss) -- net                                   (37)      15,335          (3)      4,319        1,010        (79)
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         2,433      137,941         151     171,638       18,993      1,180
    Cost of investments sold                                    2,609      138,477         154     171,640       19,636      1,240
                                                              -------     --------        ----    --------      -------     ------
Net realized gain (loss) on sales of investments                 (176)        (536)         (3)         (2)        (643)       (60)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                               (1,672)      (5,001)        290         (14)       8,051       (234)
                                                              -------     --------        ----    --------      -------     ------
Net gain (loss) on investments                                 (1,848)      (5,537)        287         (16)       7,408       (294)
                                                              -------     --------        ----    --------      -------     ------
Net increase (decrease) in net assets
  resulting from operations                                   $(1,885)    $  9,798        $284    $  4,303      $ 8,418     $ (373)
                                                              =======     ========        ====    ========      =======     ======

See accompanying notes to financial statements.

Statements of Operations
                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YEX         YFI         YGB           YGR        YIE         YMF
Investment income
Dividend income from mutual funds and portfolios             $ 16,079       $3,095     $ 1,388    $     --       $   84    $ 1,127
Variable account expenses                                       1,344          641         215         633           50        396
                                                             --------       ------     -------    --------       ------    -------
Investment income (loss) -- net                                14,735        2,454       1,173        (633)          34        731
                                                             ========       ======     =======    ========       ======    =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        75,897        7,834       3,245      20,802        1,470      8,773
    Cost of investments sold                                   75,705        7,759       3,183      21,664        1,538      9,447
                                                             --------       ------     -------    --------       ------    -------
Net realized gain (loss) on sales of investments                  192           75          62        (862)         (68)      (674)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (12,885)        (100)     (1,408)    (16,055)        (766)    (2,372)
                                                             --------       ------     -------    --------       ------    -------
Net gain (loss) on investments                                (12,693)         (25)     (1,346)    (16,917)        (834)    (3,046)
                                                             --------       ------     -------    --------       ------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $  2,042       $2,429     $  (173)   $(17,550)      $ (800)   $(2,315)
                                                             ========       ======     =======    ========       ======    =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
84  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Operations
                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YND         YIV         YSM           YSA        YSB         YRE
Investment income
Dividend income from mutual funds and portfolios             $  2,825      $ 3,114      $   --    $    205      $ 1,818    $ 1,839
Variable account expenses                                       7,400        2,447         351         615          148        900
                                                             --------      -------      ------    --------      -------    -------
Investment income (loss) -- net                                (4,575)         667        (351)       (410)       1,670        939
                                                             ========      =======      ======    ========      =======    =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         6,618       64,304       2,783      31,878        5,530      1,987
    Cost of investments sold                                    7,116       66,317       3,027      36,428        5,705      2,018
                                                             --------      -------      ------    --------      -------    -------
Net realized gain (loss) on sales of investments                 (498)      (2,013)       (244)     (4,550)        (175)       (31)
Distributions from capital gains                                   --           --          --          --          886         --
Net change in unrealized appreciation or depreciation
  of investments                                              (28,669)      (3,809)      2,561     (11,736)      (2,502)     9,119
                                                             --------      -------      ------    --------      -------    -------
Net gain (loss) on investments                                (29,167)      (5,822)      2,317     (16,286)      (1,791)     9,088
                                                             --------      -------      ------    --------      -------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $(33,742)     $(5,155)     $1,966    $(16,696)     $  (121)   $10,027
                                                             ========      =======      ======    ========      =======    =======

See accompanying notes to financial statements.

Statements of Operations
                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YSV         YUE         YMC           YGT        YIG         YIP
Investment income
Dividend income from mutual funds and portfolios               $   71      $   596     $ 4,749     $   293     $  1,724   $      6
Variable account expenses                                         473          464       2,161         337        1,991        697
                                                               ------      -------     -------     -------     --------   --------
Investment income (loss) -- net                                  (402)         132       2,588         (44)        (267)      (691)
                                                               ======      =======     =======     =======     ========   ========
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         6,702       12,267      75,742      10,377       11,885     14,999
    Cost of investments sold                                    7,637       12,522      71,630      13,183       14,359     16,061
                                                               ------      -------     -------     -------     --------   --------
Net realized gain (loss) on sales of investments                 (935)        (255)      4,112      (2,806)      (2,474)    (1,062)
Distributions from capital gains                                  412           --      24,529          --           --        370
Net change in unrealized appreciation or depreciation
  of investments                                                9,215         (497)      2,455      (6,768)     (15,574)   (17,642)
                                                               ------      -------     -------     -------     --------   --------
Net gain (loss) on investments                                  8,692         (752)     31,096      (9,574)     (18,048)   (18,334)
                                                               ------      -------     -------     -------     --------   --------
Net increase (decrease) in net assets
  resulting from operations                                    $8,290      $  (620)    $33,684     $(9,618)    $(18,315)  $(19,025)
                                                               ======      =======     =======     =======     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
85  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Operations
                                                                            Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YGW         YDS         YVS           YIC        YSP
Investment income
Dividend income from mutual funds and portfolios             $     45      $    --    $     --    $     --      $     5
Variable account expenses                                       2,317        1,708       1,010         420          820
                                                             --------      -------    --------    --------      -------
Investment income (loss) -- net                                (2,272)      (1,708)     (1,010)       (420)        (815)
                                                             ========      =======    ========    ========      =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        13,928       16,655      26,698       4,673        7,844
    Cost of investments sold                                   15,181       17,365      29,914       5,671        8,000
                                                             --------      -------    --------    --------      -------
Net realized gain (loss) on sales of investments               (1,253)        (710)     (3,216)       (998)        (156)
Distributions from capital gains                                  541          779       2,658       4,172           --
Net change in unrealized appreciation or depreciation
  of investments                                              (32,582)      28,598     (15,779)    (11,460)      12,487
                                                             --------      -------    --------    --------      -------
Net gain (loss) on investments                                (33,294)      28,667     (16,337)     (8,286)      12,331
                                                             --------      -------    --------    --------      -------
Net increase (decrease) in net assets
  resulting from operations                                  $(35,566)     $26,959    $(17,347)   $ (8,706)     $11,516
                                                             ========      =======    ========    ========      =======

See accompanying notes to financial statements.

Statements of Operations
                                                                        Segregated Asset Subaccounts
Period ended December 31, 2000                                  YND(1)        YSA(1)      YGT(1)      YIG(1)
Investment income
Dividend income from mutual funds and portfolios                  $--          $--         $--         $--
Mortality and expense risk fee                                     --           --          --          --
                                                                  ---          ---         ---         ---
Investment income (loss) -- net                                    --           --          --          --
                                                                  ===          ===         ===         ===
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                            --           --          --          --
    Cost of investments sold                                       --           --          --          --
                                                                  ---          ---         ---         ---
Net realized gain (loss) on investments                            --           --          --          --
Net change in unrealized appreciation or depreciation
  of investments                                                   --           --          --          --
                                                                  ---          ---         ---         ---
Net gain (loss) on investments                                     --           --          --          --
                                                                  ---          ---         ---         ---
Net increase (decrease) in net assets
  resulting from operations                                       $--          $--         $--         $--
                                                                  ===          ===         ===         ===

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
86  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                   Segregated Asset Subaccounts
Year ended December 31, 2001                                     YBC         YBD         YCR           YCM        YDE         YEM
Operations
Investment income (loss) -- net                               $   (37)    $ 15,335     $    (3)   $  4,319     $  1,010    $   (79)
Net realized gain (loss) on sales of investments                 (176)        (536)         (3)         (2)        (643)       (60)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                               (1,672)      (5,001)        290         (14)       8,051       (234)
                                                              -------     --------     -------    --------     --------    -------
Net increase (decrease) in net assets
  resulting from operations                                    (1,885)       9,798         284       4,303        8,418       (373)
                                                              =======     ========     =======    ========     ========    =======
Contract transactions
Contract purchase payments                                     28,884      119,558         528     424,973       80,698        904
Net transfers(1)                                                9,084      695,403      13,717     179,266      596,306     12,676
Transfers for policy loans                                         --          693          --          --        8,939         --
Policy charges                                                 (1,491)     (30,666)       (263)    (38,638)      (8,874)      (265)
Contract terminations:
    Surrender benefits                                             --           --          --     (26,380)      (4,992)        --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Increase (decrease) from contract transactions                 36,477      784,988      13,982     539,221      672,077     13,315
                                                              -------     --------     -------    --------     --------    -------
Net assets at beginning of year                                    --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Net assets at end of year                                     $34,592     $794,786     $14,266    $543,524     $680,495    $12,942
                                                              =======     ========     =======    ========     ========    =======
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --           --         --
Contract purchase payments                                     34,377      112,238         766     417,903       81,474      1,057
Net transfers(1)                                               10,946      653,481      19,946     177,478      585,203     13,500
Transfers for policy loans                                         --          632          --          --        9,370         --
Policy charges                                                 (1,762)     (28,591)       (372)    (37,971)      (8,873)      (318)
Contract terminations:
    Surrender benefits                                             --           --          --     (25,808)      (5,424)        --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Units outstanding at end of year                               43,561      737,760      20,340     531,602      661,750     14,239
                                                              =======     ========     =======    ========     ========    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
87  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                   Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YEX         YFI         YGB           YGR        YIE         YMF
Operations
Investment income (loss) -- net                              $ 14,735     $  2,454     $ 1,173    $   (633)     $    34   $    731
Net realized gain (loss) on sales of investments                  192           75          62        (862)         (68)      (674)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (12,885)        (100)     (1,408)    (16,055)        (766)    (2,372)
                                                             --------     --------     -------    --------      -------   --------
Net increase (decrease) in net assets
  resulting from operations                                     2,042        2,429        (173)    (17,550)        (800)    (2,315)
                                                             ========     ========     =======    ========      =======   ========
Contract transactions
Contract purchase payments                                     64,510       22,660      18,955      80,001        6,947     53,766
Net transfers(1)                                              309,063      131,732      75,983      70,898        9,190     66,145
Transfers for policy loans                                      6,439           --          --       1,270           --       (238)
Policy charges                                                (11,703)     (10,585)     (1,362)     (8,427)        (680)    (9,180)
Contract terminations:
    Surrender benefits                                             --           --          --        (183)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Increase (decrease) from contract transactions                368,309      143,807      93,576     143,559       15,457    110,493
                                                             --------     --------     -------    --------      -------   --------
Net assets at beginning of year                                    --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Net assets at end of year                                    $370,351     $146,236     $93,403    $126,009      $14,657   $108,178
                                                             ========     ========     =======    ========      =======   ========
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --           --         --
Contract purchase payments                                     65,612       21,523      18,015     120,530       12,366     64,956
Net transfers(1)                                              312,290      126,149      71,485      96,255       16,051     77,783
Transfers for policy loans                                      6,612           --          --       2,230           --       (307)
Policy charges                                                (11,810)     (10,035)     (1,283)    (12,724)      (1,220)   (11,106)
Contract terminations:
    Surrender benefits                                             --           --          --        (408)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Units outstanding at end of year                              372,704      137,637      88,217     205,883       27,197    131,326
                                                             ========     ========     =======    ========      =======   ========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
88  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YND          YIV         YSM          YSA         YSB         YRE
Operations
Investment income (loss) -- net                            $   (4,575)    $    667    $   (351)   $   (410)     $ 1,670   $    939
Net realized gain (loss) on sales of investments                 (498)      (2,013)       (244)     (4,550)        (175)       (31)
Distributions from capital gains                                   --           --          --          --          886         --
Net change in unrealized appreciation or depreciation
  of investments                                              (28,669)      (3,809)      2,561     (11,736)      (2,502)     9,119
                                                              -------       ------       -----     -------       ------      -----
Net increase (decrease) in net assets
  resulting from operations                                   (33,742)      (5,155)      1,966     (16,696)        (121)    10,027
                                                              =======       ======       =====     =======         ====     ======
Contract transactions
Contract purchase payments                                    703,111      168,253      34,591      84,981       24,755     60,416
Net transfers(1)                                            1,548,905      715,661      72,673      59,044       25,368    245,142
Transfers for policy loans                                      1,515       (1,128)     (1,524)        965         (134)    (2,747)
Policy charges                                                (62,054)     (20,266)     (3,507)     (6,190)      (1,732)    (4,146)
Contract terminations:
    Surrender benefits                                         (6,852)          --          --        (756)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------       ------       -----     -------       ------      -----
Increase (decrease) from contract transactions              2,184,625      862,520     102,233     138,044       48,257    298,665
                                                            ---------      -------     -------     -------       ------    -------
Net assets at beginning of year                                    18           --          --          18           --         --
                                                              -------       ------       -----     -------       ------      -----
Net assets at end of year                                  $2,150,901     $857,365    $104,199    $121,366      $48,136   $308,692
                                                           ==========     ========    ========    ========      =======   ========
Accumulation unit activity
Units outstanding at beginning of year                             20           --          --          32           --         --
Contract purchase payments                                    937,348      202,736      39,370     206,881       28,848     54,477
Net transfers(1)                                            2,050,332      850,458      81,538     124,628       29,405    218,569
Transfers for policy loans                                        704       (1,376)     (1,891)      2,596         (151)    (2,372)
Policy charges                                                (83,708)     (24,781)     (4,015)    (15,618)      (2,011)    (3,718)
Contract terminations:
    Surrender benefits                                         (9,945)          --          --      (1,717)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------       ------       -----     -------       ------      -----
Units outstanding at end of year                            2,894,751    1,027,037     115,002     316,802       56,091    266,956
                                                            =========    =========     =======     =======       ======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
89  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YSV         YUE         YMC           YGT        YIG         YIP
Operations
Investment income (loss) -- net                              $   (402)    $    132    $  2,588     $   (44)    $   (267)  $   (691)
Net realized gain (loss) on sales of investments                 (935)        (255)      4,112      (2,806)      (2,474)    (1,062)
Distributions from capital gains                                  412           --      24,529          --           --        370
Net change in unrealized appreciation or depreciation
  of investments                                                9,215         (497)      2,455      (6,768)     (15,574)   (17,642)
                                                             --------     --------    --------     -------     --------   --------
Net increase (decrease) in net assets
  resulting from operations                                     8,290         (620)     33,684      (9,618)     (18,315)   (19,025)
                                                                =====         ====      ======      ======      =======    =======
Contract transactions
Contract purchase payments                                     17,674       64,830     139,486      42,092      167,107     21,997
Net transfers(1)                                              134,133       86,397     398,819      60,244      507,729    186,151
Transfers for policy loans                                        745       (7,522)      1,329         (68)       3,011     (3,577)
Policy charges                                                 (1,831)      (4,706)    (15,073)     (5,751)     (15,144)    (3,575)
Contract terminations:
    Surrender benefits                                             --           --        (520)         --          (43)        --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------    --------     -------     --------   --------
Increase (decrease) from contract transactions                150,721      138,999     524,041      96,517      662,660    200,996
                                                              -------      -------     -------      ------      -------    -------
Net assets at beginning of year                                    --           --          --          18            4         --
                                                             --------     --------    --------     -------     --------   --------
Net assets at end of year                                    $159,011     $138,379    $557,725     $86,917     $644,349   $181,971
                                                             ========     ========    ========     =======     ========   ========
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          22            5         --
Contract purchase payments                                     15,433       76,902     125,302      77,156      232,767     28,867
Net transfers(1)                                              116,181      104,338     356,414      98,442      689,973    223,382
Transfers for policy loans                                        543       (8,565)        314        (121)       3,746     (4,315)
Policy charges                                                 (1,630)      (5,682)    (13,340)    (10,062)     (21,719)    (4,346)
Contract terminations:
    Surrender benefits                                             --           --        (568)         --          (88)        --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------    --------     -------     --------   --------
Units outstanding at end of year                              130,527      166,993     468,122     165,437      904,684    243,588
                                                              =======      =======     =======     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
90  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                           Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YGW         YDS         YVS           YIC        YSP
Operations
Investment income (loss) -- net                              $ (2,272)    $ (1,708)   $ (1,010)   $   (420)    $   (815)
Net realized gain (loss) on sales of investments               (1,253)        (710)     (3,216)       (998)        (156)
Distributions from capital gains                                  541          779       2,658       4,172           --
Net change in unrealized appreciation or depreciation
  of investments                                              (32,582)      28,598     (15,779)    (11,460)      12,487
                                                             --------     --------    --------    --------     --------
Net increase (decrease) in net assets
  resulting from operations                                   (35,566)      26,959     (17,347)     (8,706)      11,516
                                                              =======       ======     =======      ======       ======
Contract transactions
Contract purchase payments                                    167,859      138,472     133,677      43,615       92,534
Net transfers(1)                                              531,356      456,644     129,725      90,443      167,465
Transfers for policy loans                                      8,771          (50)     (2,956)      7,741       14,605
Policy charges                                                (16,831)     (16,970)    (10,266)     (3,004)      (5,404)
Contract terminations:
    Surrender benefits                                             --           --         (82)     (4,426)      (4,910)
    Death benefits                                                 --           --          --          --           --
                                                             --------     --------    --------    --------     --------
Increase (decrease) from contract transactions                691,155      578,096     250,098     134,369      264,290
                                                             --------     --------    --------    --------     --------
Net assets at beginning of year                                    --           --          --          --           --
                                                             --------     --------    --------    --------     --------
Net assets at end of year                                    $655,589     $605,055    $232,751    $125,663     $275,806
                                                             ========     ========    ========    ========     ========
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --           --
Contract purchase payments                                    229,012      161,446     216,841      57,872       85,101
Net transfers(1)                                              704,657      517,273     191,407     122,539      150,393
Transfers for policy loans                                     12,587         (116)     (5,609)      9,433       13,050
Policy charges                                                (23,170)     (19,877)    (16,678)     (4,070)      (4,848)
Contract terminations:
    Surrender benefits                                             --           --        (513)     (6,251)      (4,675)
    Death benefits                                                 --           --          --          --           --
                                                             --------     --------    --------    --------     --------
Units outstanding at end of year                              923,086      658,726     385,448     179,523      239,021
                                                              =======      =======     =======     =======      =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
91  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                      Segregated Asset Subaccounts
Period ended December 31, 2000                                   YND(1)       YSA(1)      YGT(1)      YIG(1)
Operations
Investment income (loss) -- net                                   $--          $--         $--         $--
Net realized gain (loss) on investments                            --           --          --          --
Net change in unrealized appreciation or depreciation
  of investments                                                   --           --          --          --
                                                                  ---          ---         ---         ---
Net increase (decrease) in net assets
  resulting from operations                                        --           --          --          --
                                                                  ===          ===         ===         ===
Contract transactions
Contract purchase payments                                         --           --          --          --
Net transfers(2)                                                   20           20          31           7
Transfers for policy loans                                         --           --          --          --
Policy charges                                                     (2)          (2)        (13)         (3)
Contract terminations:
    Surrender benefits                                             --           --          --          --
    Death benefits                                                 --           --          --          --
                                                                  ---          ---         ---         ---
Increase (decrease) from contract transactions                     18           18          18           4
                                                                  ---          ---         ---         ---
Net assets at beginning of year                                    --           --          --          --
                                                                  ---          ---         ---         ---
Net assets at end of year                                         $18          $18         $18         $ 4
                                                                  ===          ===         ===         ===
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --
Contract purchase payments                                         --           --          --          --
Net transfers(2)                                                   23           36          37           8
Transfers for policy loans                                         --           --          --          --
Policy charges                                                     (3)          (4)        (15)         (3)
Contract terminations:
    Surrender benefits                                             --           --          --          --
    Death benefits                                                 --           --          --          --
                                                                  ---          ---         ---         ---
Units outstanding at end of year                                   20           32          22           5
                                                                  ===          ===         ===         ===

(1)  For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

(2)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
92  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act).

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as open-end management investment companies. The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:

Subaccount        Investment                                                                 Shares           NAV
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                        4,225         $ 8.19
YBD               AXP(R) Variable Portfolio - Bond Fund                                      75,600          10.47
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                             661          21.69
YCM               AXP(R) Variable Portfolio - Cash Management Fund                          540,102           1.00
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund                 67,353          10.10
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                           1,751           7.41
YEX               AXP(R) Variable Portfolio - Extra Income Fund                              55,936           6.57
YFI               AXP(R) Variable Portfolio - Federal Income Fund                            16,175          10.33
YGB               AXP(R) Variable Portfolio - Global Bond Fund                                9,725           9.55
YGR               AXP(R) Variable Portfolio - Growth Fund                                    19,200           6.51
YIE               AXP(R) Variable Portfolio - International Fund                              1,811           8.10
YMF               AXP(R) Variable Portfolio - Managed Fund                                    7,028          15.42
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                        134,657          15.97
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                            109,686           7.82
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                        9,932          10.47
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                       14,535           8.34
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                    27,350           1.76
YRE               FTVIPT Franklin Real Estate Fund - Class 2                                 17,159          17.99
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  14,602          10.89
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                12,649          10.94
YMC               Goldman Sachs VIT Mid Cap Value Fund                                       49,400          11.29
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares             21,303           4.08
YIG               Janus Aspen Series International Growth Portfolio: Service Shares          27,654          23.30
YIP               Lazard Retirement International Equity Portfolio                           20,019           9.09
YGW               MFS(R) Investors Growth Stock Series - Service Class                       67,796           9.67
YDS               MFS(R) New Discovery Series - Service Class                                39,754          15.22
YVS               Putnam VT Vista Fund - Class IB Shares                                     20,525          11.34
YIC               Wanger International Small Cap                                              8,160          15.40
YSP               Wanger U.S. Smaller Companies                                              12,396          22.25

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the IDS Life of New York Succession Select Variable Life Insurance Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
93  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life of New York deducts a premium expense charge from each premium payment. It partially compensates IDS Life of New York for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life of New York for paying premium taxes imposed by the state of New York.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by the rider.

Some products may also charge a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES

IDS Life of New York will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,093,596 in 2001 and $921,090 in 2000. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund          0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                         0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund             0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund              0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund    0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund             1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                 0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund               0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                  0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                       0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund                0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                      0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)            0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund                0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund          0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund          0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

--------------------------------------------------------------------------------
94  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund          0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                         0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund             0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund              0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund    0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund             0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                 0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund               0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                  0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                       0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                      0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)            0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund          0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund          0.060% to 0.035%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

Subaccount        Investment                                                            Purchases
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 $   38,891
YBD               AXP(R) Variable Portfolio - Bond Fund                                   934,798
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                        14,196
YCM               AXP(R) Variable Portfolio - Cash Management Fund                        711,562
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund              691,981
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                        14,438
YEX               AXP(R) Variable Portfolio - Extra Income Fund                           456,209
YFI               AXP(R) Variable Portfolio - Federal Income Fund                         175,000
YGB               AXP(R) Variable Portfolio - Global Bond Fund                             97,415
YGR               AXP(R) Variable Portfolio - Growth Fund                                 162,674
YIE               AXP(R) Variable Portfolio - International Fund                           16,969
YMF               AXP(R) Variable Portfolio - Managed Fund                                120,190
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                    2,186,040
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                          927,500
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                    104,458
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                    169,431
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                  56,343
YRE               FTVIPT Franklin Real Estate Fund - Class 2                              301,591
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2               157,433
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                             151,398
YMC               Goldman Sachs VIT Mid Cap Value Fund                                    626,900
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares          106,850
YIG               Janus Aspen Series International Growth Portfolio: Service Shares       674,278
YIP               Lazard Retirement International Equity Portfolio                        215,674
YGW               MFS(R) Investors Growth Stock Series - Service Class                    703,352
YDS               MFS(R) New Discovery Series - Service Class                             593,822
YVS               Putnam VT Vista Fund - Class IB Shares                                  278,444
YIC               Wanger International Small Cap                                          142,794
YSP               Wanger U.S. Smaller Companies                                           271,319

--------------------------------------------------------------------------------
95  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.

                                         YBC       YBD      YCR      YCM      YDE      YEM      YEX      YFI       YGB       YGR
At Dec. 31, 2000
Accumulation unit value                $0.96     $1.02    $0.86    $1.00    $1.02    $0.93    $0.96    $1.02     $1.06     $0.89
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
At Dec. 31, 2001
Accumulation unit value                $0.79     $1.08    $0.70    $1.02    $1.03    $0.91    $0.99    $1.06     $1.06     $0.61
Units (000s)                              44       738       20      532      662       14      373      138        88       206
Net assets (000s)                        $35      $795      $14     $544     $680      $13     $370     $146       $93      $126
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
For the year ended Dec. 31, 2001
Investment income(1)                   0.64%     6.26%    0.77%    2.70%    1.41%    0.02%   10.77%    4.36%     5.83%        --
Expense ratio(2)                       0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%     0.90%     0.90%
Total return(3)                      (17.71%)    5.88%  (18.60%)   2.00%    0.98%   (2.15%)   3.13%    3.92%     0.00%   (31.46%)
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------

                                         YIE       YMF      YND      YIV      YSM      YSA      YSB      YRE       YSV       YUE
At Dec. 31, 2000
Accumulation unit value                $0.76     $0.93    $0.90    $0.96    $0.98    $0.58    $0.93    $1.08     $1.08     $0.95
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
At Dec. 31, 2001
Accumulation unit value                $0.54     $0.82    $0.74    $0.83    $0.91    $0.38    $0.86    $1.16     $1.22     $0.83
Units (000s)                              27       131    2,895    1,027      115      317       56      267       131       167
Net assets (000s)                        $15      $108   $2,151     $857     $104     $121      $48     $309      $159      $138
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
For the year ended Dec. 31, 2001
Investment income(1)                   1.51%     2.56%    0.34%    1.14%       --    0.30%   10.97%    1.84%     0.14%     1.15%
Expense ratio(2)                       0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%     0.90%     0.90%
Total return(3)                      (28.95%)  (11.83%) (17.78%) (13.54%)  (7.14%)  (34.48%) (7.53%)   7.41%    12.96%   (12.63%)
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------

                                         YMC       YGT      YIG      YIP      YGW      YDS      YVS      YIC       YSP
At Dec. 31, 2000
Accumulation unit value                $1.07     $0.85    $0.94    $0.99    $0.95    $0.98    $0.92    $0.90     $1.05
                                      ------     -----  -------    -----    -----   ------    -----    -----     -----
At Dec. 31, 2001
Accumulation unit value                $1.19     $0.53    $0.71    $0.75    $0.71    $0.92    $0.60    $0.70     $1.15
Units (000s)                             468       165      905      244      923      659      385      180       239
Net assets (000s)                       $558       $87     $644     $182     $656     $605     $233     $126      $276
                                      ------     -----  -------    -----    -----   ------    -----    -----     -----
For the year ended Dec. 31, 2001
Investment income(1)                   1.99%     0.77%    0.78%    0.01%    0.02%       --       --       --     0.01%
Expense ratio(2)                       0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%     0.90%
Total return(3)                       11.21%   (37.65%) (24.47%) (24.24%) (25.26%)   (6.12%)(34.78%) (22.22%)    9.52%
                                      ------   -------  -------  -------  -------   ------    -----    -----     -----

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

--------------------------------------------------------------------------------
96  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Condensed Financial Information
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

Year ended Dec. 31,                                                                                                2001     2000
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YBC(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                                                    $0.96    $1.00
Accumulation unit value at end of period                                                                          $0.79    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                              44       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YBD(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Bond Fund)
Accumulation unit value at beginning of period                                                                    $1.02    $1.00
Accumulation unit value at end of period                                                                          $1.08    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                             738       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YCR(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                                    $0.86    $1.00
Accumulation unit value at end of period                                                                          $0.70    $0.86
Number of accumulation units outstanding at end of period (000 omitted)                                              20       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YCM(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Cash Management Fund)
Accumulation unit value at beginning of period                                                                    $1.00    $1.00
Accumulation unit value at end of period                                                                          $1.02    $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                             532       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YDE(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                                                    $1.02    $1.00
Accumulation unit value at end of period                                                                          $1.03    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                             662       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YEM(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                                    $0.93    $1.00
Accumulation unit value at end of period                                                                          $0.91    $0.93
Number of accumulation units outstanding at end of period (000 omitted)                                              14       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YEX(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Extra Income Fund)
Accumulation unit value at beginning of period                                                                    $0.96    $1.00
Accumulation unit value at end of period                                                                          $0.99    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                             373       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YFI(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Federal Income Fund)
Accumulation unit value at beginning of period                                                                    $1.02    $1.00
Accumulation unit value at end of period                                                                          $1.06    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                             138       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGB(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Global Bond Fund)
Accumulation unit value at beginning of period                                                                    $1.06    $1.00
Accumulation unit value at end of period                                                                          $1.06    $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                              88       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGR(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Growth Fund)
Accumulation unit value at beginning of period                                                                    $0.89   $1.00
Accumulation unit value at end of period                                                                          $0.61   $0.89
Number of accumulation units outstanding at end of period (000 omitted)                                             206       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIE(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                                                    $0.76    $1.00
Accumulation unit value at end of period                                                                          $0.54    $0.76
Number of accumulation units outstanding at end of period (000 omitted)                                              27       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YMF(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Managed Fund)
Accumulation unit value at beginning of period                                                                    $0.93    $1.00
Accumulation unit value at end of period                                                                          $0.82    $0.93
Number of accumulation units outstanding at end of period (000 omitted)                                             131       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YND(1)  (Investing in shares of AXP(R) Variable Portfolio - New Dimensions Fund(R))
Accumulation unit value at beginning of period                                                                    $0.90    $1.00
Accumulation unit value at end of period                                                                          $0.74    $0.90
Number of accumulation units outstanding at end of period (000 omitted)                                           2,895       --
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
97  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Year ended Dec. 31,                                                                                                2001     2000
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIV(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - S&P 500 Index Fund)
Accumulation unit value at beginning of period                                                                    $0.96    $1.00
Accumulation unit value at end of period                                                                          $0.83    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                           1,027       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSM(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                                                    $0.98    $1.00
Accumulation unit value at end of period                                                                          $0.91    $0.98
Number of accumulation units outstanding at end of period (000 omitted)                                             115       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSA(1)  (Investing in shares of AXP(R) Variable Portfolio - Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                                                    $0.58    $1.00
Accumulation unit value at end of period                                                                          $0.38    $0.58
Number of accumulation units outstanding at end of period (000 omitted)                                             317       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSB(1),(2)  (Investing in shares of Calvert Variable Series, Inc. Social Balanced Portfolio)
Accumulation unit value at beginning of period                                                                    $0.93    $1.00
Accumulation unit value at end of period                                                                          $0.86    $0.93
Number of accumulation units outstanding at end of period (000 omitted)                                              56       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YRE(1),(2)  (Investing in shares of FTVIPT Franklin Real Estate Fund - Class 2)
Accumulation unit value at beginning of period                                                                    $1.08    $1.00
Accumulation unit value at end of period                                                                          $1.16    $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                             267       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSV(1),(2)  (Investing in shares of FTVIPT Franklin Small Cap Value Securities Fund - Class 2)
Accumulation unit value at beginning of period                                                                    $1.08    $1.00
Accumulation unit value at end of period                                                                          $1.22    $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                             131       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YUE(1),(2)  (Investing in shares of Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
Accumulation unit value at beginning of period                                                                    $0.95    $1.00
Accumulation unit value at end of period                                                                          $0.83    $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                             167       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YMC(1),(2)  (Investing in shares of Goldman Sachs VIT Mid Cap Value Fund)
Accumulation unit value at beginning of period                                                                    $1.07    $1.00
Accumulation unit value at end of period                                                                          $1.19    $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             468       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGT(1)  (Investing in shares of Janus Aspen Series Global Technology Portfolio: Service Shares)
Accumulation unit value at beginning of period                                                                    $0.85    $1.00
Accumulation unit value at end of period                                                                          $0.53    $0.85
Number of accumulation units outstanding at end of period (000 omitted)                                             165       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIG(1)  (Investing in shares of Janus Aspen Series International Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                                                    $0.94    $1.00
Accumulation unit value at end of period                                                                          $0.71    $0.94
Number of accumulation units outstanding at end of period (000 omitted)                                             905       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIP(1),(2)  (Investing in shares of Lazard Retirement Series International Equity Portfolio)
Accumulation unit value at beginning of period                                                                    $0.99    $1.00
Accumulation unit value at end of period                                                                          $0.75    $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                             244       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGW(1),(2)  (Investing in shares of MFS(R) Investors Growth Stock Series - Service Class)
Accumulation unit value at beginning of period                                                                    $0.95    $1.00
Accumulation unit value at end of period                                                                          $0.71    $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                             923       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YDS(1),(2)  (Investing in shares of MFS(R)  New Discovery Series - Service Class)
Accumulation unit value at beginning of period                                                                    $0.98    $1.00
Accumulation unit value at end of period                                                                          $0.92    $0.98
Number of accumulation units outstanding at end of period (000 omitted)                                             659       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YVS(1),(2)  (Investing in shares of Putnam VT Vista Fund - Class IB Shares)
Accumulation unit value at beginning of period                                                                    $0.92    $1.00
Accumulation unit value at end of period                                                                          $0.60    $0.92
Number of accumulation units outstanding at end of period (000 omitted)                                             385       --
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
98  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life of New York Account 8 - IDS Life of New York Succession Select(SM) Variable Life Insurance
--------------------------------------------------------------------------------

Year ended Dec. 31,                                                                                                2001     2000
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIC(1),(2)  (Investing in shares of Wanger International Small Cap)
Accumulation unit value at beginning of period                                                                    $0.90    $1.00
Accumulation unit value at end of period                                                                          $0.70    $0.90
Number of accumulation units outstanding at end of period (000 omitted)                                             180       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSP(1),(2)  (Investing in shares of Wanger U.S. Smaller  Companies)
Accumulation unit value at beginning of period                                                                    $1.05    $1.00
Accumulation unit value at end of period                                                                          $1.15    $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             239       --
----------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no activity as of Dec. 31, 2000.

--------------------------------------------------------------------------------
99  IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Balance Sheets
                                                                                                   September 30,     December 31,
                                                                                                       2002            2001
(In thousands, except share amounts)                                                                (unaudited)
Assets Investments:
    Available for sale:
       Fixed maturities, at fair value (Amortized cost: 2002, $1,162,089; 2001, $1,030,059)        $1,212,899    $1,037,153
    Mortgage loans on real estate                                                                     114,728       124,705
    Policy loans                                                                                       30,917        31,273
    Other investments                                                                                      --           179
                                                                                                   ----------    ----------
       Total investments                                                                            1,358,544     1,193,310
Cash and cash equivalents                                                                              15,777        17,365
Amounts recoverable from reinsurers                                                                    18,395        15,901
Other accounts receivable                                                                               1,948         2,500
Accrued investment income                                                                              14,536        15,976
Deferred policy acquisition costs                                                                     165,097       155,996
Other assets                                                                                            4,917         4,793
Separate account assets                                                                             1,091,190     1,418,527
                                                                                                   ----------    ----------
    Total assets                                                                                   $2,670,404    $2,824,368
                                                                                                   ==========    ==========
Liabilities and stockholder's equity Liabilities:
    Future policy benefits:
       Fixed annuities                                                                             $  911,006    $  776,490
       Universal life-type insurance                                                                  169,403       164,258
       Traditional life insurance                                                                      20,385        20,895
       Disability income and long-term care insurance                                                  76,955        67,003
    Policy claims and other policyholders' funds                                                        3,090         6,804
    Amounts due to brokers                                                                             17,741        31,487
    Deferred income taxes, net                                                                         16,096         3,783
    Other liabilities                                                                                  14,831        18,658
    Separate account liabilities                                                                    1,091,190     1,418,527
                                                                                                   ----------    ----------
       Total liabilities                                                                            2,320,697     2,507,905
                                                                                                   ----------    ----------
Stockholder's equity:
    Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding           2,000         2,000
    Additional paid-in capital                                                                         49,000        49,000
    Accumulated other comprehensive income, net of tax:
       Net unrealized securities gains                                                                 31,907         4,588
    Retained earnings                                                                                 266,800       260,875
                                                                                                   ----------    ----------
       Total stockholder's equity                                                                     349,707       316,463
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                         $2,670,404    $2,824,368
                                                                                                   ==========    ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
100 IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Statements of Income

(unaudited)

Three months ended September 30, (In thousands)                                                       2002          2001
Revenues
Premiums:
    Traditional life insurance                                                                      $   935      $   943
    Disability income and long-term care insurance                                                    4,395        4,401
                                                                                                      -----        -----
       Total premiums                                                                                 5,330        5,344
Policyholder and contractholder charges                                                               7,194        6,818
Management and other fees                                                                             3,206        3,902
Net investment income                                                                                20,889       20,985
Net realized loss on investments                                                                     (2,858)        (315)
                                                                                                     ------         ----
       Total revenues                                                                                33,761       36,734
                                                                                                     ------       ------
Benefits and expenses
Death and other benefits:
    Traditional life insurance                                                                          585          888
    Universal life-type insurance and investment contracts                                            3,420        7,005
    Disability income and long-term care insurance                                                      799          753
Increase (decrease) in liabilities for future policy benefits:
    Traditional life insurance                                                                          (66)        (274)
    Disability income and long-term care insurance                                                    2,253        3,300
Interest credited on universal life-type insurance and investment contracts                          12,024       11,588
Amortization of deferred policy acquisition costs                                                     4,607        3,238
Other insurance and operating expenses                                                                4,148        3,100
                                                                                                      -----        -----
       Total benefits and expenses                                                                   27,770       29,598
                                                                                                     ------       ------
Income before income tax expense                                                                      5,991        7,136
Income tax expense                                                                                    1,609        2,266
                                                                                                      -----        -----
Net income                                                                                          $ 4,382      $ 4,870
                                                                                                    =======      =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
101 IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Statements of Income

(unaudited)

Nine months ended September 30, (In thousands)                                                        2002          2001
Revenues
Premiums:
    Traditional life insurance                                                                      $  2,809     $  2,532
    Disability income and long-term care insurance                                                    11,887       12,665
                                                                                                      ------       ------
       Total premiums                                                                                 14,696       15,197
    Policyholder and contractholder charges                                                           21,344       20,265
    Management and other fees                                                                         10,813       12,204
    Net investment income                                                                             61,729       58,328
    Net realized loss on investments                                                                  (7,057)     (24,909)
                                                                                                      ------      -------
       Total revenues                                                                                101,525       81,085
                                                                                                     -------       ------
Benefits and expenses
Death and other benefits:
    Traditional life insurance                                                                         3,024        2,458
    Universal life-type insurance and investment contracts                                             3,647       11,529
    Disability income and long-term care insurance                                                     2,671        1,966
Increase (decrease) in liabilities for future policy benefits:
    Traditional life insurance                                                                          (603)        (589)
    Disability income and long-term care insurance                                                     6,182        5,681
Interest credited on universal life-type insurance and investment contracts                           35,271       36,194
Amortization of deferred policy acquisition costs                                                     12,405       14,139
Other insurance and operating expenses                                                                 8,702       10,380
                                                                                                       -----       ------
       Total benefits and expenses                                                                    71,299       81,758
                                                                                                      ------       ------
Income (loss) before income tax expense (benefit)                                                     30,226         (673)
Income tax expense (benefit)                                                                          10,296         (155)
                                                                                                      ------         ----
Net income (loss)                                                                                   $ 19,930     $   (518)
                                                                                                    ========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
102 IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Statements of Cash Flows

(unaudited)

Nine months ended September 30, (In thousands)                                                           2002          2001
Cash flows from operating activities
Net income (loss)                                                                                  $  19,930    $    (518)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Policy loans, excluding universal life-type insurance:
       Issuance                                                                                       (2,120)      (2,405)
       Repayment                                                                                       2,243        2,564
    Change in amounts recoverable from reinsurers                                                     (2,494)      (4,114)
    Change in other accounts receivable                                                                  552          548
    Change in accrued investment income                                                                1,440        2,517
    Change in deferred policy acquisition costs, net                                                 (10,694)      (5,554)
    Change in liabilities for future policy benefits for traditional life, disability
       income and long-term care insurance                                                             9,442        7,703
    Change in policy claims and other policyholders' funds                                            (3,714)       4,207
    Change in deferred income taxes                                                                   (2,394)        (907)
    Change in other assets                                                                              (124)      (4,175)
    Change in other liabilities                                                                       (3,827)      (7,931)
    Accretion of discount, net                                                                          (222)       3,625
    Net realized losses on investments                                                                 7,057       24,909
    Contractholder charges, non-cash                                                                  (9,925)      (9,328)
    Other, net                                                                                        (1,013)         136
                                                                                                      ------          ---
       Net cash provided by operating activities                                                       4,137       11,277
                                                                                                       -----       ------
Cash flows from investing activities
Fixed maturities available for sale:
    Purchases                                                                                       (404,921)    (258,771)
    Maturities, sinking fund payments and calls                                                      152,969       79,131
    Sales                                                                                            114,220      119,241
Other investments, excluding policy loans:
    Purchases                                                                                           (291)          --
    Sales                                                                                              9,916       16,159
Change in amounts due from broker                                                                         --       (1,045)
Change in amounts due to broker                                                                      (13,746)       2,995
                                                                                                     -------        -----
    Net cash used in investing activities                                                           (141,853)     (42,290)
                                                                                                    --------      -------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
    Considerations received                                                                          123,846       42,115
    Surrenders and death benefits                                                                     (9,222)     (65,857)
    Interest credited to account balances                                                             35,271       36,194
Universal life-type insurance policy loans:
    Issuance                                                                                          (2,941)      (3,952)
    Repayment                                                                                          3,174        3,198
Cash dividends to parent                                                                             (14,000)     (16,000)
                                                                                                     -------      -------
    Net cash provided by (used in) financing activities                                              136,128       (4,302)
                                                                                                     -------       ------
Net decrease in cash and cash equivalents                                                             (1,588)     (35,315)
Cash and cash equivalents at beginning of period                                                      17,365       39,213
                                                                                                      ------       ------
Cash and cash equivalents at end of period                                                         $  15,777   $    3,898
                                                                                                   =========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
103 IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Notes to Financial Statements

September 30, 2002

(In thousands)

(unaudited)

1. GENERAL

The interim financial information in this report has not been audited. In the opinion of the management of IDS Life Insurance Company of New York (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of September 30, 2002, statements of income for the three and nine months ended September 30, 2002 and 2001 and statements of cash flows for the nine months ended September 30, 2002 and 2001. Results of operations reported for the interim periods are not necessarily indicative of results for the entire year. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The Company is a stock life insurance company organized under the laws of the State of New York. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life) which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. All material intercompany accounts and transactions have been eliminated in consolidation.

2. COMPREHENSIVE INCOME

Total comprehensive income was $26,057 and $16,840 for the three months and $47,249 and $28,787 for the nine months ended September 30, 2002 and 2001, respectively. The significant difference between net income (loss) and total other comprehensive income is a result of unrealized gains that arose during the year on fixed maturity holdings.

3. STATEMENTS OF CASH FLOWS

Cash paid for interest on borrowings totaled $6 and $21 for the nine months ended September 30, 2002, and 2001, respectively. Cash paid for income taxes totaled $14,759 for the nine months ended September 30, 2002 compared to cash received of $5,047 for the nine months ended September 30, 2001.

4. ACCOUNTING DEVELOPMENTS

The FASB is currently considering rules that could affect the future accounting for special purpose vehicles. Such vehicles could potentially include collateralized debt obligations, structured loan trusts, mutual funds, hedge funds and limited partnerships. The effect could include adjustments to current carrying values and/or consolidation of underlying assets and liabilities. While such rules would not change the economic value inherent in these operations, the financial statement effect of any changes cannot be determined until the rules are finalized.

5. COMMITMENTS AND CONTINGENCIES

Commitments to fund mortgage loan investments in the ordinary course of business at September 30, 2002 aggregated $1,625.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains only 20% of the mortality risk on new variable universal life insurance policies and 10% of the mortality risk on new term insurance policies. Risk not retained is reinsured with other life insurance companies. Universal life and variable universal life policies are primarily reinsured on a yearly renewable basis. New term insurance and long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse affect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, alleging improper life insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. The Company's parent, IDS Life, was named a defendant in three purported class-action lawsuits. A fourth lawsuit alleging the same allegation was also filed in federal court. The Company is a named defendant in one of the state filed lawsuits and the federal lawsuit. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. In January 2000, we reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985. The settlement received court approval.

--------------------------------------------------------------------------------
104 IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York

--------------------------------------------------------------------------------

Implementation of the settlement commenced October 15, 2001. Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims to the Company. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, the Company does not consider any lawsuits in which it is named as a defendant to have a material impact on the Company's financial position or operating results.

--------------------------------------------------------------------------------
105 IDS LIFE OF NEW YORK SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG  LLP


Minneapolis, Minnesota
January 28, 2002

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $404,427)                             $       --    $  405,816
      Available-for-sale, at fair value (amortized cost: 2001, $1,030,059; 2000, $554,452)          1,037,153       538,438
   Common stocks                                                                                          179         1,286
   Mortgage loans on real estate                                                                      124,705       144,121
   Policy loans                                                                                        31,273        30,894
                                                                                                       ------        ------
      Total investments                                                                             1,193,310     1,120,555
Cash and cash equivalents                                                                              17,365        39,213
Amounts recoverable from reinsurers                                                                    15,901        10,210
Amounts due from brokers                                                                                   --           877
Accounts receivable                                                                                     2,105         2,249
Premiums due                                                                                              395           344
Accrued investment income                                                                              15,976        18,546
Deferred policy acquisition costs                                                                     155,996       146,036
Other assets                                                                                            4,793           727
Separate account assets                                                                             1,418,527     1,667,031
                                                                                                    ---------     ---------
Total assets                                                                                       $2,824,368    $3,005,788
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $  776,490    $  770,774
      Universal life-type insurance                                                                   164,258       160,301
      Traditional life, disability income and long-term care insurance                                 87,898        76,097
   Policy claims and other policyholders' funds                                                         6,804         2,943
   Amounts due to brokers                                                                              31,487            --
   Deferred income taxes, net                                                                           3,782           516
   Other liabilities                                                                                   18,659        18,591
   Separate account liabilities                                                                     1,418,527     1,667,031
                                                                                                    ---------     ---------
      Total liabilities                                                                             2,507,905     2,696,253
                                                                                                    ---------     ---------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding            2,000         2,000
   Additional paid-in capital                                                                          49,000        49,000
   Accumulated other comprehensive income (loss):
      Net unrealized securities gain (loss)                                                             4,588       (10,324)
   Retained earnings                                                                                  260,875       268,859
                                                                                                      -------       -------
      Total stockholder's equity                                                                      316,463       309,535
                                                                                                      -------       -------
Total liabilities and stockholder's equity                                                         $2,824,368    $3,005,788
                                                                                                   ==========    ==========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Income

Years ended December 31, (In thousands)                                                 2001            2000          1999
Revenues
Traditional life, disability income and long-term care insurance premiums             $ 20,566       $ 18,196      $ 15,613
Contractholder charges                                                                  27,179         24,101        22,502
Mortality and expense risk fees                                                         16,182         20,449        17,019
Net investment income                                                                   79,172         91,491        95,514
Net realized (losses) gains on investments                                             (26,426)           839         1,386
                                                                                       -------            ---         -----
      Total revenues                                                                   116,673        155,076       152,034
                                                                                       -------        -------       -------

Benefits and Expenses Death and other benefits:
   Traditional life, disability income and long-term care insurance                      6,282          5,510         5,579
   Universal life-type insurance and investment contracts                               11,669          4,724         6,313
Increase in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                        7,776          8,371         6,098
Interest credited on universal life-type insurance and investment contracts             48,064         47,715        50,767
Amortization of deferred policy acquisition costs                                       16,253         14,680        15,283
Other insurance and operating expenses                                                  13,928         11,670        10,429
                                                                                        ------         ------        ------
      Total benefits and expenses                                                      103,972         92,670        94,469
                                                                                       -------         ------        ------
Income before income taxes                                                              12,701         62,406        57,565
Income taxes                                                                             4,685         22,323        19,241
                                                                                         -----         ------        ------
Net income                                                                            $  8,016       $ 40,083      $ 38,324
                                                                                      ========       ========      ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Stockholder's Equity

                                                                                               Accumulated
                                                                                                  other
                                                                                Additional    comprehensive                Total
                                                                    Capital       paid-in    income (loss),  Retained  stockholder's
For the three years ended December 31, 2001 (In thousands)           stock        capital      net of tax    earnings     equity
Balance, January 1, 1999                                             $2,000      $49,000        $ 11,014      $217,452     $279,466
Comprehensive income:
   Net income                                                            --           --              --        38,324       38,324
   Unrealized holding losses arising during the year, net of
      deferred policy acquisition costs of $737 and income
      taxes of $13,537                                                   --           --         (25,140)           --      (25,140)
   Reclassification adjustment for losses included in net income,
      net of income tax of $452                                          --           --            (840)           --         (840)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive loss                                              --           --         (25,980)           --      (25,980)
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      12,344
Cash dividends                                                           --           --              --       (12,000)     (12,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 1999                                            2,000       49,000         (14,966)      243,776      279,810
Comprehensive income:
   Net income                                                            --           --              --        40,083       40,083
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($137) and
      income taxes of ($3,038)                                           --           --           5,641            --        5,641
   Reclassification adjustment for gains included in net income,
      net of income tax of $537                                          --           --            (999)           --         (999)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --           4,642            --        4,642
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      44,725
Cash dividends                                                           --           --              --       (15,000)     (15,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 2000                                            2,000       49,000         (10,324)      268,859      309,535
Comprehensive income:
   Net income                                                            --           --              --         8,016        8,016
   Cumulative effect of adopting SFAS No 133, net of
      income tax benefit of $486                                         --           --            (903)           --         (903)
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($416) and
      income taxes of ($16,188)                                          --           --          30,065            --       30,065
   Reclassification adjustment for losses included in net income,
      net of income tax benefit of $7,673                                --           --         (14,250)           --      (14,250)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --          14,912            --       14,912
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      22,928
Cash dividends                                                           --           --              --       (16,000)     (16,000)
                                                                      -----       ------         -------       -------      -------
Balance, December 31, 2001                                           $2,000      $49,000       $   4,588      $260,875     $316,463
                                                                     ======      =======       =========      ========     ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999

Cash flows from operating activities
Net income                                                                           $   8,016      $  40,083     $  38,324
Adjustments to reconcile net income to net cash provided by operating activities:
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                          (2,781)        (3,556)       (3,063)
      Repayment                                                                          3,167          2,953         2,826
   Change in accrued investment income                                                   2,570           (181)        1,528
   Change in amounts recoverable from reinsurers                                        (5,691)        (3,296)       (2,837)
   Change in premiums due                                                                  (51)          (145)            5
   Change in accounts receivable                                                           144         (1,682)          275
   Change in other assets                                                               (4,203)           133           319
   Change in deferred policy acquisition costs, net                                    (10,376)        (9,944)       (6,015)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                    11,801         11,819         8,368
   Change in policy claims and other policyholder's funds                                3,861            360          (522)
   Deferred income tax (benefit) provision                                              (4,763)         1,898         2,196
   Change in other liabilities                                                              68         (2,844)       (3,513)
   Amortization of premium (accretion of discount), net                                  3,477          1,353        (1,794)
   Net realized losses (gains) on investments                                           26,426           (839)       (1,386)
   Contractholder charges, non-cash                                                    (12,632)        (9,232)       (9,875)
   Other, net                                                                             (599)        (1,826)        1,859
                                                                                          ----         ------         -----
      Net cash provided by operating activities                                         18,434         25,054        26,695
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)           --
   Maturities, sinking fund payments and calls                                              --         31,178        37,852
   Sales                                                                                    --             --           790
Available-for-sale securities:
   Purchases                                                                          (429,487)      (100,905)     (155,690)
   Maturities, sinking fund payments and calls                                         117,961         34,202        50,515
   Sales                                                                               214,426         91,946        89,683
Other investments, excluding policy loans:
   Purchases                                                                              (309)            --        (3,598)
   Sales                                                                                19,223         10,838        16,671
Change in amounts due from brokers                                                         877           (877)           --
Change in amounts due to brokers                                                        31,487             --        (4,507)
                                                                                        ------         ------        ------
   Net cash (used in) provided by investing activities                                 (45,822)        61,895        31,716
                                                                                       -------         ------        ------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                              56,228         51,419        68,978
   Surrenders and death benefits                                                       (81,988)      (137,239)     (159,161)
   Interest credited to account balances                                                48,064         47,715        50,767
Universal life-type insurance policy loans:
   Issuance                                                                             (4,308)        (6,847)       (5,057)
   Repayment                                                                             3,544          4,085         3,186
Cash dividends                                                                         (16,000)       (15,000)      (12,000)
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                   5,540        (55,867)      (53,287)
                                                                                         -----        -------       -------
Net (decrease) increase in cash and cash equivalents                                   (21,848)        31,082         5,124
Cash and cash equivalents at beginning of year                                          39,213          8,131         3,007
                                                                                        ------          -----         -----
Cash and cash equivalents at end of year                                             $  17,365      $  39,213     $   8,131
                                                                                     =========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                                 $   5,408      $  21,427     $  20,670
   Interest on borrowings                                                                   35             80           124

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Notes to Financial Statements

(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company.

The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include mortality and expense risk fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 9. Certain prior year's amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual future cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for deferred annuities are amortized using the interest method. The costs for universal life and variable universal life insurance are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $2,300 in 2001 and a net decrease in amortization of $1,200 in 2000. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for universal life and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The Company held no derivative positions during 2001 or 2000.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The adoption of SFAS No. 133 did not have a significant impact on the Company's financial position or results of operations.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $405,816 and net unrealized losses of $1,389 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31, 2001:

                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $      433       $    35        $    11    $      457
   Corporate bonds and obligations                                       688,952        17,292         12,149       694,095
   Mortgage-backed securities                                            340,674         4,804          2,877       342,601
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                       $1,030,059       $22,131        $15,037    $1,037,153
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $       76       $   103        $    --    $      179
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:
                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $   92,755    $   94,496
Due from one to five years                                 164,837       171,497
Due from five to ten years                                 321,846       323,561
Due in more than ten years                                 109,947       104,998
Mortgage-backed securities                                 340,674       342,601
                                                           -------       -------
Total                                                   $1,030,059    $1,037,153
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                         Gross          Gross
                                                                        Amortized      unrealized     unrealized      Fair
Held-to-maturity                                                          cost            gains         losses        value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,299        $   40         $   25      $  2,314
   Corporate bonds and obligations                                       363,322         8,013          9,667       361,668
   Mortgage-backed securities                                             40,195           263             13        40,445
                                                                          ------           ---             --        ------
Total fixed maturity securities                                         $405,816        $8,316         $9,705      $404,427
                                                                        ========        ======         ======      ========

                                                                                          Gross         Gross
                                                                         Amortized     unrealized    unrealized        Fair
Available-for-sale                                                         cost           gains        losses          value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,053        $  185        $    --      $  2,238
   State and municipal obligations                                           105             2             --           107
   Corporate bonds and obligations                                       373,603         6,447         22,462       357,588
   Mortgage-backed securities                                            178,691         2,396          2,582       178,505
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                         $554,452        $9,030        $25,044      $538,438
                                                                        ========        ======        =======      ========
Common stocks                                                           $  1,571        $   --        $   285      $  1,286
                                                                        ========        ======        =======      ========

At December 31, 2001, bonds carried at $300 were on deposit with the state of New York as required by law.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 87 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $129 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $  374,228      $223,368
Aaa/AA                                                         --         3,000
Aa/AA                                                      17,727        16,084
Aa/A                                                       22,258        26,649
A/A                                                       157,143       147,290
A/BBB                                                      56,340        48,993
Baa/BBB                                                   340,542       338,430
Baa/BB                                                     12,795        17,670
Below investment grade                                     49,026       138,784
                                                           ------       -------
Total                                                  $1,030,059      $960,268
                                                       ==========      ========

At December 31, 2001, approximately 91 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturity securities classified as held-to-maturity were sold with amortized cost of $nil and $790, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $214,426 and gross realized gains and losses of $5,457 and $27,383, respectively. Available-for-sale securities were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively.
Available-for-sale securities were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $7,197 and ($16,299), respectively, with the $23,496 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized loss on available-for-sale securities was a decrease of $7,141. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $40,706.

During 2001, the Company recorded pretax losses of $30,978 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Statements of Income, approximately $24,110 of these losses are included in Net realized (losses) gains on investments and approximately $6,868 are included in Net investment income.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $22,031, into a securitization trust. In return, the company received $2,921 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $19,110. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $2,921. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 10 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                December 31, 2001        December 31, 2000
                           On balance       Funding    On balance     Funding
Region                        sheet       commitments     sheet     commitments
West North Central          $ 15,978         $--       $ 19,409        $--
East North Central            21,337          --         24,249         --
South Atlantic                22,402          --         27,926         --
Middle Atlantic               14,362          --         16,937         --
Pacific                        6,466          18          6,614         --
Mountain                      30,522          --         34,475         --
New England                    7,354          --          7,564         --
East South Central             7,089          --          7,250         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

                                December 31, 2001         December 31, 2000
                           On balance       Funding    On balance     Funding
Property type                 sheet       commitments     sheet     commitments
Apartments                  $ 40,395         $18       $ 49,180        $--
Department/retail stores      41,102          --         45,917         --
Office buildings              18,754          --         21,144         --
Industrial buildings          14,218          --         16,169         --
Nursing/retirement             4,178          --          4,954         --
Medical buildings              6,863          --          7,060         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $nil. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $nil.

The Company recognized $nil, $nil and $2 of interest income related to impaired mortgage loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserve for mortgage loan losses:

                                             2001          2000          1999
Balance, January 1                          $303         $1,200        $1,500
Provision for mortgage loan losses           502           (897)         (300)
                                             ---           ----          ----
Balance, December 31                        $805         $  303        $1,200
                                            ====         ======        ======

Sources of investment income and realized (losses) gains on investments
Net investment income for the years ended December 31 is summarized as follows:

                                            2001          2000           1999
Interest on fixed maturities             $69,566        $76,859       $78,342
Interest on mortgage loans                10,682         11,954        12,895
Interest on cash equivalents                  99          1,069           350
Other                                       (999)         2,333         4,764
                                            ----          -----         -----
                                          79,348         92,215        96,351
Less investment expenses                     176            724           837
                                             ---            ---           ---
Total                                    $79,172        $91,491       $95,514
                                         =======        =======       =======

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                            2001           2000          1999
Available-for-sale securities           $(25,925)         $ (57)       $1,086
Mortgage loans on real estate               (501)           896           300
                                            ----            ---           ---
Total                                   $(26,426)          $839        $1,386
                                        ========           ====        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:
                                            2001          2000           1999
Federal income taxes:
Current                                  $ 8,098        $19,245       $16,426
Deferred                                  (4,763)         1,898         2,196
                                          ------          -----         -----
                                           3,335         21,143        18,622
State income taxes-current                 1,350          1,180           619
                                           -----          -----           ---
Income tax expense                       $ 4,685        $22,323       $19,241
                                         =======        =======       =======

Income tax expense (benefit) differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                                  2001                     2000                   1999
                                                           Provision    Rate        Provision    Rate     Provision  Rate
Federal income taxes based on the statutory rate            $4,445      35.0%       $21,842      35.0%    $20,148     35.0%
Tax-excluded interest and dividend income                     (258)     (2.0)          (207)     (0.3)       (509)    (0.9)
State tax, net of federal benefit                              878       6.9            767       1.2         402      0.7
Other, net                                                    (380)     (3.0)           (79)     (0.1)       (800)    (1.4)
                                                              ----      ----            ---      ----        ----     ----
Total income taxes                                          $4,685      36.9%       $22,323      35.8%    $19,241     33.4%
                                                            ======      ====        =======      ====     =======     ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                          2001           2000
Deferred income tax assets:
   Policy reserves                                      $26,912       $28,469
   Investments                                           10,431         6,395
   Other                                                  4,742         4,738
                                                          -----         -----
Total deferred income tax assets                         42,085        39,602
                                                         ------        ------
Deferred income tax liabilities:
   Deferred policy acquisition costs                     43,393        40,118
   Investments                                            2,474            --
                                                          -----        ------
Total deferred income tax liabilities                    45,867        40,118
                                                         ------        ------
Net deferred income tax liabilities                     $ 3,782       $   516
                                                        =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $151,649 and $166,503 as of December 31, 2001 and 2000, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 9 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory-basis net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of New York adopted the provisions of the revised manual with modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 was not significant.

5. RELATED PARTY TRANSACTIONS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $26, $23 and $27 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $48, $106 and $218, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2001, 2000 and 1999 were $nil.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2001, 2000 and 1999, which are calculated on the basis of commission earnings of the individual financial advisors, were $199, $975 and $1,446, respectively. Such costs are included in deferred policy acquisition costs.

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2001, 2000 and 1999 were $nil, $nil and $96, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $19,919, $17,108 and $13,042 , for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $2,814 payable to and $907 receivable from, respectively, IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC of $25,000. The interest rate for the line of credit is established by reference to various indices plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001 and 2000, traditional life insurance and universal life-type insurance in force aggregated $6,534,603 and $5,974,025 respectively, of which $675,563 and $332,556 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $nil, $150 and $150 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $1,700 and $nil in 2001, 2000 and 1999, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,608, $3,125 and $2,873 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $924, $473 and $473 for the years ended December 31, 2001, 2000 and 1999, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $186,119 and $210,666 at December 31, 2001 and 2000, respectively. The accompanying statements of income include premiums of $nil for the years ended December 31, 2001, 2000 and 1999, and an increase in liabilities for future policy benefits of $4,301 related to this agreement for the year ended December 31, 2001. As of December 31, 2000 and 1999, there were decreases in liabilities for future policy benefits of $1,334 and $1,277, respectively.

At December 31, 2001, the Company had $18 of commitments to fund mortgage loans. There were no such commitments at December 31, 2000 (see Note 2).

8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                 2001                         2000
                                                                        Carrying         Fair        Carrying         Fair
Financial Assets                                                          value          value         value          value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  405,816    $  404,427
   Available-for-sale securities                                       1,037,153     1,037,153        538,438       538,438
Common stocks                                                                179           179          1,286         1,286
Mortgage loans on real estate                                            124,705       130,920        144,121       148,119
Cash and cash equivalents                                                 17,365        17,365         39,213        39,213
Separate account assets                                                1,418,527     1,418,527      1,667,031     1,667,031
                                                                       ---------     ---------      ---------     ---------
Financial Liabilities
Future policy benefits for fixed annuities                            $  679,593    $  662,166     $  679,446    $  660,663
Separate account liabilities                                           1,244,282     1,201,652      1,461,266     1,411,203
                                                                       ---------     ---------      ---------     ---------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $91,143 and $85,154 , respectively, and policy loans of $5,754 and $6,174, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $174,245 and $205,765, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

9. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                                          2001          2000          1999
Net income, per accompanying financial statements                                      $ 8,016        $40,083       $38,324
Deferred policy acquisition costs                                                       (9,584)        (9,406)       (6,015)
Adjustments of future policy benefit liabilities                                        (3,064)        (1,657)       (4,615)
Deferred income tax (benefit) expense                                                   (4,763)         1,898         2,196
Provision (reduction) for losses on investments                                         (1,314)           817          (161)
Interest maintenance reserves gain/loss transfer and amortization                        5,797           (126)         (154)
Adjustment to separate account reserves                                                 (3,636)          (408)        5,498
Other, net                                                                                 552            486           766
                                                                                           ---            ---           ---
Statutory-basis net (loss) income                                                      $(7,996)       $31,687       $35,839
                                                                                       =======        =======       =======

                                                                                          2001          2000          1999
Stockholder's equity, per accompanying financial statements                          $ 316,463      $ 309,535     $ 279,810
Deferred policy acquisition costs                                                     (155,996)      (146,035)     (136,229)
Adjustments of future policy benefit liabilities                                         6,165          4,609         2,845
Deferred income tax liabilities (assets)                                                 3,782            516        (3,881)
Asset valuation reserve                                                                (11,195)       (16,421)      (16,164)
Adjustments of separate account liabilities                                             57,677         61,313        61,721
Adjustments of investments to amortized cost                                            (7,094)        17,467        23,440
Premiums due, deferred and in advance                                                    1,383          1,433         1,485
Deferred revenue liability                                                               5,102          4,100         3,021
Reserves for mortgage loan losses                                                          805            304         1,200
Non-admitted assets                                                                     (2,772)        (6,067)         (421)
Interest maintenance reserve                                                             2,515         (3,282)       (3,155)
Other, net                                                                             (12,911)        (8,683)       (5,416)
                                                                                       -------         ------        ------
Statutory-basis capital and surplus                                                  $ 203,924      $ 218,789     $ 208,256
                                                                                     =========      =========     =========

IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251

                                                                S-6203 A (12/02)

(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

     To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorney's fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 205 OF THE
               NATIONAL SECURITIES MARKET IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

This filing is made pursuant to Rule 6c-3 and 6e-3 (T) under the Investment Company Act of 1940.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 7
                    TO REGISTRATION STATEMENT NO. 333-42257

This Post-Effective Amendment No. 7 to Registration Statement No. 333-42257 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 120 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.    Copies of all exhibits  required by  paragraph A of  instructions for Exhibits in Form N-8B-2 to the Registration Statement.

               (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as
                    Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

               (2)  Not applicable.

               (3)  (a)    Not applicable.

                    (b)    (1)  Form of Explanation of New York Sales Agreement*

                           (2) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc.*

                           (3) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York*

                           (4) Form of Field Trainer's Rider to Personal Financial Planner's Agreement.*

                           (5) Form of District Manager's Rider to Personal Financial Planner's Agreement.*

                           (6) Form of New York District Manager - Insurance Rider to Personal Financial Planner Agreement.*

                           (7) Form of Division Manager's Agreement with IDS Financial Services Inc.*

                           (8) Form of New York Division Manager - Insurance Rider to Division Manager's Agreement with IDS Financial Services Inc.*

                           (9) Form of Field President Agreement with American Express Financial Advisors Inc.**

                           (10) Form of Recruiting and Training Manager License
                                Agreement with IDS Life Insurance Company of
                                New York.**

                           (11) Form of Group Vice President Agreement with
                                American Express Financial Advisors Inc.**

                           (12) Form of IDS Paraplanner License Agreement with
                                IDS Life Insurance Company of New York.**

                    (c)    Schedules of Sales Commissions****

               (4)      Not applicable.

               (5)      Flexible Premium Survivorship Variable Life Insurance
                        Policy.**

               (6)      (a)  Certificate of Incorporation  of IDS Life Insurance
                             Company of New York, dated July 23, 1957.*

                        (b) Amended By-Laws of IDS Life Insurance Company of New York.*

               (7)      Not applicable.

               8.1 Form of Investment Management and Services Agreement dated December 17, 1985, between IDS Life of New York and IDS Life of New York Series Fund, Inc.*

               8.2      Form of Investment  Advisory  Agreement dated
                        July 11, 1984, between IDS Life of New York and
                        IDS Financial Services Inc. relating to the Variable Account.*

               8.3      Addendum to Investment Management and Services
                        Agreement.***

               8.4      Addendum to Investment Advisory Agreement.***

               8.5 Copy of Participation Agreement dated October 7, 1996 between IDS Life Insurance Company of New York and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

               8.6 Copy of Participation Agreement dated July 31, 1996 between IDS Life Insurance Company of New York and TCI Portfolios, Inc. and Investors Research Corporation filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

               8.7 Copy of Participation Agreement dated April 14, 2000 by and among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company of New York, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

               8.8(a) Copy of Participation Agreement between IDS Life Insurance Company of New York and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors
                        Securities Inc., dated October 7, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

               8.9(a)   Copy  of  Participation   Agreement  among  Variable
                        Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
                        Exhibit 8.3(a) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

               8.9(b)   Copy  of  Participation   Agreement  among  Variable
                        Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
                        Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

               8.10 Copy of Participation Agreement between IDS Life Insurance Company of New York and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated October 7, 1996, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

               8.11 Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
                        Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

               8.12 Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated September 29, 2000, filed as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

               8.13 Copy of Participation Agreement by and among IDS Life Insurance Company of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated October 7, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

               8.14 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company of New York dated August 30, 1999, filed electronically as Exhibit 8.13 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

               8.15 Copy of Participation Agreement among IDS Life Company of New York, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated March 1, 2000, and is filed electronically herewith as Exhibit 8.15.

               (9)  None.

               (10) (a) Application form for the Flexible Premium Survivorship Variable Life Insurance Policy.**

                    (b) Application form for Life and Disability Income Insurance.**

               (11) IDS Life  Insurance  Company  of New York's  Description  of
                    Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies.***

         B.    (1)  Not applicable.

               (2)  Not applicable.

         C.    Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3.       Not applicable.

4.       Not applicable.

5.       Not applicable.

6.       Actuarial Opinion of Mark Gorham, F.S.A, M.A.A.A., Vice President
         - Insurance Product Development is filed electronically herewith.

7. Written actuarial consent of Mark Gorham, F.S.A, M.A.A.A., Vice President - Insurance Product Development is filed electronically herewith.

8. Written auditor consent of Ernst & Young LLP is filed electronically herewith.

9. Power of Attorney to sign amendments to this Registration Statement dated April 25, 2001 filed electronically as Exhibit 9 to Post-Effective Amendment No. 3 to Registration Statement No. 333-42257 is incorporated by reference.

9.(a) Power of Attorney to sign amendments to this Registration Statement dated November 5, 2002 filed electronically herewith.

* All of these exhibits are incorporated by reference to Amendment No. 3 to the Registration Statement to form N-8B-2 File No. 811-05213.

** All of these exhibits are incorporated by reference to Amendment No. 4 to the Registration Statement to form N-8B-2 File No. 811-05213.

*** All of these exhibits are incorporated by reference to the original Registration Statement to form S-6, File No. 333-42257

**** All of these exhibits are incorporated by reference to Pre-Effective No. 1 to the Registration Statement to Form S-6, File No. 333-42257.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 9th day of December, 2002.


                         IDS Life of New York Account 8
                         -----------------------------------------------------
                                           (Registrant)

                         By IDS Life Insurance Company of New York
                         -----------------------------------------
                                           (Sponsor)

                         By /s/   Timothy V. Bechtold
                         -----------------------------------------------------
                                  Timothy V. Bechtold
                                  Director, President and Chief Executive
                                  Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 9th day of December, 2002:

Signature                                Title

/s/  Timothy V. Bechtold*              Director, President and Chief
------------------------------------   Executive Officer
     Timothy V. Bechtold

/s/  Gumer C. Alvero*                  Director and Vice President - Annuities
------------------------------------
     Gumer C. Alvero

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
------------------------------------   Officer, Consumer Affairs Officer and
     Maureen A. Buckley                Claims Officer

                                       Director
------------------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
------------------------------------
     Robert R. Grew

/s/  Carol A. Holton*                  Director
------------------------------------
     Carol A. Holton

/s/  Jean B. Keffeler*                 Director
------------------------------------
     Jean B. Keffeler

/s/  Stephen M. Lobo**                 Vice President and Treasurer
------------------------------------
     Stephen M. Lobo

/s/  Eric L. Marhoun*                  Director, General Counsel and Secretary
------------------------------------
     Eric L. Marhoun

/s/  Thomas R. McBurney*               Director
------------------------------------
     Thomas R. McBurney

/s/  Edward J. Muhl*                   Director
------------------------------------
     Edward J. Muhl

/s/  Thomas V. Nicolosi*               Director
------------------------------------
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                Director
------------------------------------
     Stephen P. Norman

/s/  Richard M. Starr*                 Director
------------------------------------
     Richard M. Starr

/s/  Philip C. Wentzel*                Vice President and Controller
------------------------------------
     Philip C. Wentzel

/s/  Michael R. Woodward*              Director
------------------------------------
     Michael R. Woodward

 * Signed pursuant to Power of Attorney dated April 25, 2001, filed electronically as Exhibit 9 is incorporated by reference.

By:


/s/ Mary Ellyn Minenko
---------------------------------
    Mary Ellyn Minenko
    Counsel



** Signed pursuant to Power of Attorney dated November 5, 2002 and is filed electronically as Exhibit 9a.




/s/ Mary Ellyn Minenko
---------------------------------
    Mary Ellyn Minenko
    Counsel